UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4920

WASATCH FUNDS, INC.

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds, Inc. 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Item 1:	Report to Shareholders.

ANNUAL REPORT

SEPTEMBER 30, 2009	EQUITY FUNDS

WASATCH CORE GROWTH FUND

WASATCH EMERGING MARKETS SMALL CAP FUND

WASATCH GLOBAL OPPORTUNITIES FUND

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

WASATCH HERITAGE GROWTH FUND

WASATCH HERITAGE VALUE FUND

WASATCH INTERNATIONAL GROWTH FUND

WASATCH INTERNATIONAL OPPORTUNITIES FUND

WASATCH MICRO CAP FUND

WASATCH MICRO CAP VALUE FUND

WASATCH SMALL CAP GROWTH FUND

WASATCH SMALL CAP VALUE FUND

WASATCH STRATEGIC INCOME FUND

WASATCH ULTRA GROWTH FUND

WASATCH-1ST SOURCE INCOME EQUITY FUND

WASATCH-1ST SOURCE LONG/SHORT FUND

BOND FUNDS (Sub-Advised)

WASATCH-HOISINGTON U.S. TREASURY FUND

WASATCH-1ST SOURCE INCOME FUND

WASATCH FUNDS, INC.

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

A WILD YEAR

A year ago we were talking about the Lehman collapse and its likely impact on the economy. The outlook was bleak as we prepared for a prolonged recession. What I didn’t foresee was the level of fear that would envelop the market when talking heads got stirred up and began speculating about the next great depression and a global economic collapse.

In March the S&P 500* finally turned north, after bottoming more than 55% off its peak, as the first signals began to emerge that the world might not be coming to an end. Positive economic signs have continued to trickle in since then and the market has moved steadily up — with somewhat surprising conviction given how rapidly it had declined. As of September 30th the S&P 500 was actually within 7% of where it started a year earlier.

Clearly it’s been a very turbulent year, but it is now beginning to feel like we’ve made it across to the other side. However, it’s important not to get ahead of ourselves. We may have crossed what seemed like a white-water river, but we still have a steep bank to climb before the economy reaches safety. In many respects we are now back to where we were pre-Lehman, still facing a tough period of prolonged economic challenge.

THE ECONOMY & MARKET TODAY

There clearly appears to be an economic recovery underway. We hear more and more about “green shoots” (early signs of recovery) turning into “green stalks” (more substantial manifestations of recovery). Here are a number of positive signs that I see:

•	The credit market bellwether that I have been referring to in recent quarters is finally showing traction, as credit is becoming more available to reasonable borrowers at reasonable terms
•	The global stimulus efforts are having an impact
•	Housing appears that it may have bottomed
•	The rate of job loss seems to be slowing
•	Pockets of retail sales are beginning to pick up
•	Gross national product (GNP)** is growing again
•	The stock market is functioning better, including the re-emergence of initial public offerings (IPOs)†

But as mentioned, we still have significant work to do, and I believe we will see a slow-growth economy for some time due to continuing fundamental challenges:

•	The financial system is far from fixed
•	The economy continues to deleverage,†† with less demand for credit and tighter restrictions on those seeking it
•	Unemployment is at high absolute levels, reaching a 26 year high of 9.8% as of September 30, 2009
•	Budget gaps have increased at local, state, and national levels
•	Commercial real estate is still weak

Investors have focused on the positives, taking note of the green stalks and the market has risen quickly over the last quarter. In March the economy was uncertain, but stock valuations were too compelling to overlook. Now an economic recovery feels like its underway, but stocks may be ahead of the recovery as it is much harder to find compelling valuations.

WASATCH PERFORMANCE

In the extreme market volatility of last fall we made a conscious decision to remain very disciplined in our investment approach. We even tightened our process a bit as we:

•	Moved our Portfolio Managers into the same room to increase multiple eyes collaboration among our most experienced investors
•	Reviewed our assumptions on every investment, with a keen focus on the long-term prospects of each company given the changing economic environment
•	Increased our conversations with management teams to keep a close pulse on the economic impact being felt by our companies
•	Narrowed our investment focus to our best ideas

As a result, our overall name count continued to decrease, our positions moved toward higher quality companies, and our confidence in our portfolio holdings increased. I believe our solid performance over the last 12 months was a direct result of this discipline. For the year ended September 30, 2009, our equity funds were up +6.33% on average, with 12 of 16 funds outperforming their benchmark indexes, while the S&P 500 was down -6.91% and the Russell 2000 Index‡ was down -9.55%. In such an uncertain year we have been pleased to see our steady approach rewarded.

The past year really played out in what I saw as three distinct periods in the market.

•	First period: indiscriminant selling that took place last fall after the financial collapse. During this period our holdings sold off along with everything else.

SEPTEMBER 30, 2009

•

Second period: a move toward quality in the first quarter of 2009 as the selling continued, but on a more selective basis. It was during this period that many of our funds outperformed and built a nice lead on their respective benchmarks.

•

Third period: the strong rebound, with perhaps a little bit of a “junk” rally over the last few months. Our funds rebounded nicely as well, with the lead many of our funds held over the benchmark indexes narrowing slightly.

Our performance over these three distinct periods is consistent with our investment approach. We hope that because of our focus on quality companies that we will generally outperform in a discriminating down market and lead in a gently rising market, but likely lag in a strong bull market. The past 12 months have shown us a variety of market conditions that would typically play out over much longer market cycles. We found it rewarding to see many of our funds move nicely ahead of the market and their peers over this mini-cycle, particularly after a frustrating 2008 when we weren’t able to limit shareholder losses as we would have liked.

FINAL THOUGHT

One afternoon, while on my recent trip to Africa, I watched a lion poised for attack. Time and again she passed up what appeared to be perfectly good opportunities. Clearly the lion knew what she was looking for, and was carefully selecting the appropriate time to spring. Similarly, I think we at Wasatch have learned this year to be even more selective in our investment choices — to be cautious committers of capital with a closer eye on valuation as we make each investment decision. I believe our distance from the Wall Street herd also continues to help in this regard by allowing us to avoid getting caught up in the fads of the market and to stay focused on evaluating each individual company.

Thirty four years after founding Wasatch Advisors I continue to be a firm believer in our investment approach for long-term investors. We appreciate your confidence in us as well.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

*The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in this or any index.

**Gross national product (GNP) is a measure of a country’s economic performance, or what its citizens produced (i.e. goods and services) and whether they produced these items within its borders.

†Initial public offering (IPO) is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately owned companies looking to become publicly traded.

††Deleverage refers to the reduction of the amount of credit (or leverage) being used in the economy.

‡The Russell 2000 Index represents the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Index is unmanaged and widely considered to accurately capture the universe of small company stocks. You cannot invest directly in this or any index.

CFA® is a registered trademark owned by CFA Institute.

WASATCH CORE GROWTH FUND (WGROX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund returned -0.45% during the 12-month period ended September 30, 2009, strongly outperforming the -9.55% return of the Russell 2000 Index. We are pleased that the Fund outperformed by such a substantial margin during a difficult period for the broader market. A key factor in the Fund’s outperformance was our decision to maintain positions in what we felt were undervalued securities when the market was going against us in the first half of the annual period. Once stocks rebounded from the irrationally low valuations they hit in late 2008, we saw a broad-based recovery among companies held by the Fund that boasted strong free cash flow but whose shares had nonetheless sold off during the market downturn. We believe this illustrates how our deep due diligence of the companies in the Fund helps us distinguish between their true worth and the often irrational values afforded them in the market.

DETAILS OF THE YEAR

The largest contribution to performance versus the Index came from stock selection in the financials sector. The financial stocks in the benchmark lost over 23%, while those held in the Fund actually gained over 15%. Much of this outperformance resulted from the fact that we held only a small position in banks, which lagged by a wide margin, in favor of what we believed were healthier companies with more stable business models. Among these were Annaly Capital Management, Inc., the insurance company Tower Group, Inc., and the financial analytics and benchmarks provider MSCI, Inc.

We also generated significant outperformance in the consumer discretionary sector, another potentially challenging area of the market. Our holdings in this group gained over 22%, well above the -1.6% return for the broader sector. The Fund’s top contributor, adding over four percentage points to absolute performance, was auto parts retailer O’Reilly Automotive, Inc. O’Reilly bucked the broader trend of slowing consumer spending and its stock registered a gain of over 34%.

The information technology sector was another important source of performance, led by a U.S.-based outsourcing company with operations in India, Cognizant Technology Solutions Corp. We purchased Cognizant last autumn, when fears were rampant that the company’s exposure to the financials sector would translate into slower growth. Our purchase was predicated upon the idea that the company’s technology services are essential for companies that outsource such services as a way to cut costs and stay competitive. Cognizant’s shares rebounded over 120% from the time we bought it through September 30, which helps illustrate how having a deep knowledge of what you own is essential to navigating volatile markets.

As would be expected in a year when stock prices declined sharply in the first half and recovered strongly in the second, the majority of our detractors were stocks that we sold prior to the recovery in the broader market. Among these were GMX Resources, Inc. KKR Financial Holdings, LLC and Chicago Bridge & Iron Co. N.V. (Netherlands). We also lost some ground to the Index from the underperformance of our holdings in the energy sector. Current and future holdings are subject to risk.

In terms of portfolio activity, we have opted for a steady, consistent approach. Turnover was low, reflecting our enthusiasm for the companies we continue to hold in the Fund. At the same time, however, we have not been afraid to trim positions in stocks that have run ahead of fundamentals in the short term. We also maintained a focus on quality, recognizing that reasonably valued, market-leading companies with strong earnings prospects tend to outperform the broader market over the long term. We believe this is the appropriate way to position the Fund for an environment characterized by slower economic growth.

OUTLOOK

Those who follow the markets will know that the current debate is focused on the likely “shape” of the economic recovery. While there have been some positive signs in recent months, we are not among those who are analyzing every data point in order to determine the direction of macroeconomic trends. Instead, our focus is on the “micro” level — the earnings outlook for each of the individual stocks we hold in the Fund. And on this front, our outlook remains optimistic. For the first time in over a year, Wall Street analysts’ earnings estimates for the companies we hold are beginning to rise. In this light, the market’s recent optimism seems warranted. What differentiates the Wasatch Core Growth Fund is that by our estimate a high percentage of our companies are on track to post higher earnings in 2010 than they did in 2007 — a remarkable statistic given the sharp decline in earnings for the broader market during the same interval.

Looking ahead, we will be focusing our efforts on ensuring that the Fund is populated with companies that have the potential to generate steady earnings growth. By “steady” we mean growth not just in 2009 and 2010, when year-over-year comparisons will be relatively easy and cyclical factors will likely provide a tailwind, but growth that we believe can continue through 2011, 2012 and beyond, an indicator that the earnings expansion is secular, and not cyclical, in nature.

Thank you for the opportunity to manage your assets.

WASATCH CORE GROWTH FUND (WGROX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth	-0.45%	0.77%	8.77%
Russell 2000 Index	-9.55%	2.41%	4.88%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are 1.21%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Emeritus Corp.	4.68%
Copart, Inc.	4.49%
MEDNAX, Inc.	4.00%
Life Time Fitness, Inc.	3.43%
Aaron’s, Inc.	3.21%
PSS World Medical, Inc.	3.05%

Company	% of Fund
Fidelity National Information Services, Inc.	2.63%
Alliance Data Systems Corp.	2.54%
Pharmaceutical Product Development, Inc.	2.42%
Ports Design Ltd. (China)	2.33%

32.78%

*As	of September 30, 2009, there were 56 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging Markets Small Cap Fund gained 26.80% in the 12 months ended September 30, 2009, and trailed the MSCI Emerging Markets Small Cap Index, which gained

41.18%. Most of this underperformance occurred in the fourth quarter of 2008, when world markets were melting down and commodities prices were dropping from historic highs to historic lows. Both the Fund and the Index suffered significant losses during this period. The Fund’s overweight in commodities-focused areas like Brazil and the Middle East hurt performance. Performance in 2009 has been much improved as investors have realized that emerging markets in general were oversold.

Although the Index proved a tough mark to beat, we were pleased that the Fund ended such a turbulent year with such a substantial gain. Investments in the BRIC nations — Brazil, Russia, India and China — helped to power the Fund’s return. China was by far the top contributor, followed by Brazil and India. Indonesia was also a notable contributor aided by our investments in coal producers. Looking at sectors, the Fund benefited from the strong performance of our financials, consumer discretionary and information technology holdings.

Emerging market stocks have had quite a run. Nevertheless, our stocks for the most part still seem reasonably valued given the growth we expect from our companies. The Fund’s holdings are characterized by solid fundamentals including higher return on assets, operating margins, net margins, and lower debt than the emerging market stocks in the Index. As a result, we believe the Fund is well positioned for the future.

DETAILS OF THE YEAR

China continued to be the largest weight in the Fund due to our positive take on the growth prospects of companies focused on selling products within China. Five of the Fund’s top 10 contributors came from China including: sportswear manufacturers Anta Sports Products Ltd. and China Dongxiang Group Co. Ltd.; Wasion Group Holdings Ltd., a maker of electronic power meters and data collection terminals; Shandong Weigao Group Medical Polymer Co. Ltd., a manufacturer of single-use medical devices; and Shanda Interactive Entertainment Ltd., a provider of online games.

Members of the Wasatch team recently visited Brazil and came away feeling upbeat about Brazil’s emergence as a consumer-driven culture. Within Brazil, the Fund holds investments in a variety of industries including banks, retailers, metals and mining, and chemicals. One of our best performing Brazilian holdings was Banco do Estado do Rio Grande do Sul S.A., a bank that we like for its strong fundamentals.

China and India are the world’s two most populous countries and they are expected to wrest the lead for global gross domestic product (GDP)* from the U.S. and Europe over the next five years. Having a strong presence in these dynamic markets has been and will be important for the Fund. As in China, the Fund is overweight relative to the benchmark in India with holdings in a multitude of industries. In India, we’re particularly attracted to lending institutions. This past year, LIC Housing Finance Ltd., one of the largest mortgage lenders in India, made a substantial contribution to the Fund’s return.

Indonesia is another important area of investment for the Fund. We like Indonesia for its young population, emerging democracy, and place as a coal producer. Indonesia is Asia’s largest supplier of thermal coal used to drive power plants. The Fund has two coal-related holdings in Indonesia that were strong contributors to performance —Tambang Batubara Bukit Asam and Indo Tambangraya Megah.

The Fund was overweight and outperformed the Index in the BRIC nations and Indonesia. In contrast, the Fund’s substantially underweight position in Taiwan and Korea hindered relative performance, especially in Taiwan, a country that benefited from strong-performing chip manufacturers and other technology-related companies. We have focused less in these countries because, although they are theoretically emerging markets, their major industries such as autos and electronics are largely dependent upon developed world growth.

On a related note, our underweight position in information technology, particularly our lack of exposure to semiconductors, computers and peripherals firms, hurt the Fund’s relative results. Information technology was the best performing sector within the Index fueled by short-term inventory replenishment in the microchip industry. Within the IT sector, we have elected to focus on online gaming, which is seeing huge growth in Asia, and on companies that produce electronic equipment and instruments used in infrastructure development. In lieu of a larger position in IT, we expect to continue overweighting sectors like consumer, financials, and health care where growth can be driven by domestic demand. Current and future holdings are subject to risk.

OUTLOOK

Generally, we have made no dramatic changes to the Fund’s country or sector weights and we still see the potential for our holdings to deliver at least 15% earnings growth. We feel we can get faster growth from small companies within emerging markets for about the same price tag as similar companies in the developed world. With this in mind, we will continue seeking to provide shareholders with the most exposure possible to true emerging markets.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*Gross	domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	26.80%	N/A	-11.25%
MSCI Emerging Markets Small Cap Index	41.18%	N/A	-11.42%
MSCI Emerging Markets Index	19.07%	N/A	-10.82%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.69%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Bharat Electronics Ltd. (India)	2.00%
Coca-Cola Icecek AS (Turkey)	1.81%
Ports Design Ltd. (China)	1.79%
CP ALL PCL (Thailand)	1.73%
Aramex PJSC (United Arab Emirates)	1.71%
Sesa Goa Ltd. (India)	1.67%
Bolsa Mexicana de Valores S.A.B. de C.V., Series A (Mexico)	1.60%

Company	% of Fund
LIC Housing Finance Ltd. (India)	1.54%
JSE Ltd. (South Africa)	1.53%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	1.52%

16.90%

*As	of September 30, 2009, there were 116 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: October 1, 2007. The MSCI Emerging Markets and Small-Mid Cap Indexes are free float-adjusted market capitalization indexes that are designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. You cannot invest directly in these or any indexes.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by Robert Gardiner and Blake Walker.

Robert Gardiner, CFA Portfolio Manager	Blake H. Walker Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund returned 69.00% since its inception on November 17, 2008 through September 30.* The Fund benefited from our intentional move to begin operations when global stock prices were depressed due to uncertainty regarding the financial crisis and the strength of the global economy. As investors became optimistic that government efforts to stabilize the financial sector were gaining traction, stock prices rebounded sharply. The Fund outperformed its benchmarks during the period. The MSCI AC World Small Cap Index returned 56.05%. The S&P Global SmallCap Index returned 51.73%. The MSCI AC World Index returned 35.26%.

Often a good year for a fund is driven by performance in just a few areas, but we are pleased to report that the Fund’s holdings provided broad-based performance over the period. Specifically, our stock picks outperformed across domestic and international markets, as well as across developed and emerging markets, and virtually every industry group and sector. Performance was constrained to a degree by the Fund’s cash position, which averaged approximately 13% over the period.

DETAILS OF THE PERIOD

As true bottom-up investment managers, we build the portfolio company by company. Most of our holdings will be smaller companies that we believe have great management teams, sustainable competitive advantages, sound business models and the potential for strong earnings growth — we call these WBGC’s, or the World’s Best Growth Companies. We will also hold “fallen angels” — growth companies that have hit a temporary setback and have been overly punished by the market. A third category might be deemed “stalwarts” — somewhat more established companies in the mid-cap range that may not have the growth potential of smaller companies but which have dominant market positions and which we have been able to purchase at what we view as attractive valuations. Our ability to find these companies in any market in the world gives us the opportunity to seek out the best companies.

The Fund performed well across geographies, outperforming in the U.S. and developed and emerging markets. We outperformed in Western Europe led by Germany, the United Kingdom, Italy and Sweden. We also did well in Asia led by our overweight in China but also by strong performance in the important Japanese market and in India, Singapore, Korea and Indonesia. We lagged in Australia, Brazil and Canada, markets focused on materials and energy, and areas we are underweight. We continue to broaden the number of countries we are invested in.

Through our due diligence, we ended up overweight in information technology (IT), the best performing segment of the overall market, and our technology picks outperformed within the sector. Our biggest overweight was in semiconductors, which was one of the best performing industry groups since the Fund’s inception. We were also overweight and outperformed in the IT services segment. Our largest holding, Wirecard (Germany), a developer of electronic payment systems, more than doubled.

While health care stocks lagged the market, our selections within the sector outperformed, rising over 80%. Our medical device stocks did especially well. The stock price of our largest holding at the beginning of the period — VNUS Medical Technologies, Inc. — nearly doubled. The company was acquired during the second quarter of 2009.

We had substantial exposure to consumer discretionary, another outperforming area. Our holdings there outperformed the market, notably sporting goods retailer Big 5 Sporting Goods Corp. and Ports Design Ltd. (China), a fashion and luxury goods manufacturer.

Our underweighting and stock picking drove the Fund’s strong relative performance in financials. Notably, we underweighted U.S. banks and overweighted banks in countries with less exposure to the financial crisis such as India, Brazil and Canada.

We struggled somewhat in consumer staples. While many of our holdings performed well, we had some notable detractors, including Beauty China Holdings Ltd. Overall, consumer staples is an exciting place to us, especially in emerging markets, and we feel we can do well in this area. Current and future holdings are subject to risk.

Finally, we had significant cash which held back performance as the market rallied. The cash allocation did not reflect any negative market outlook on our part, but was instead driven by our desire to put assets to work in an organic way as we find great companies globally in which to invest.

OUTLOOK

Stock prices have gone up a long way in a short time and we expect more modest returns going forward.

We will continue to look for great companies. This involves extensive research, conducting company-by-company financial analysis, and traveling around the world to meet with management teams. As global investors, we have the ability to seek out what we believe are the best stocks in every region and in every industry.

As the world continues to get smaller, we believe this benefits investors like ourselves who take a global approach. The Fund is off to an excellent start, with our picks in almost every area having outperformed since inception. We are passionate about applying Wasatch’s time-tested equity strategies on a global level, and are excited about the prospects for the Fund over the coming years and decades.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	The Fund’s return since inception is not annualized.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	SINCE INCEPTION 11/17/08
Global Opportunities	N/A	69.00%*
MSCI AC World Small Cap Index	N/A	56.05%*
S&P Global SmallCap Index	N/A	51.73%*
MSCI AC World Index	N/A	35.26%*

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 2.61%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*Not	annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Fund
Wirecard AG (Germany)	1.88%
O2Micro International Ltd. ADR (China)	1.48%
Create SD Holdings Co. Ltd. (Japan)	1.14%
Melexis N.V. (Belgium)	1.02%
Ports Design Ltd. (China)	0.99%
Resources Connection, Inc.	0.93%

Company	% of Fund
Audika S.A. (France)	0.92%
Ted Baker plc (United Kingdom)	0.91%
Apollo Group, Inc., Class A	0.90%
Abcam plc (United Kingdom)	0.90%

11.07%

**As	of September 30, 2009, there were 308 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†Excludes	securities sold short and written options, if any.

††Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI AC World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, with market capitalizations between US $200 million and $1.5 billion. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, who fall in the bottom 15% of their country’s market cap range. The MSCI AC World Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, of all capitalizations. You cannot invest directly in these or any indexes.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Global Science & Technology Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The Wasatch Global Science & Technology Fund returned 7.86% during the 12 months ended September 30, 2009, and underperformed the 10.89% return of its primary benchmark, the Russell 2000 Technology Index.

Two aspects of the broader market environment contributed to the Fund’s positive absolute return. First, small- and mid-cap stocks outperformed large-caps — a positive for the Fund given that our primary focus is on smaller, faster-growing companies. Second, information technology stocks outpaced the return of the market as a whole. Another plus was that our stock picks outperformed by a wide margin in the portion of the Fund invested in information technology — while the tech stocks in the benchmark returned approximately 12%, those held in the Fund returned over 28%.

On the other hand, health care stocks underperformed at a time of rising investor risk appetites and uncertainty about the U.S. government’s reform efforts. The Fund’s holdings in health care produced a slightly negative return, a drag on relative performance in a positive market. Nevertheless, we continue to see a wealth of outstanding longer-term opportunities in this area. The sector as a whole may not always keep pace with the broader indexes in rapidly rising markets, but we feel confident in the long-term prospects for the health care stocks we hold in the Fund.

DETAILS OF THE YEAR

The Fund’s largest source of outperformance was its substantial weighting in the international markets. Nearly half of the Fund’s assets are invested abroad, reflecting our view that technology investors need a global perspective to benefit from the full range of opportunities that the tech and health care sectors have to offer. Of the Fund’s top 10 contributors to performance, seven were companies domiciled abroad. Among our top contributors from outside the United States were Wasion Group Holdings Ltd., a Chinese maker of power meters and data collection terminals that is benefiting from the rapid build-out of the country’s power grid; China Automation Group Ltd., which is capitalizing on the continued investments in safety and control systems in Chinese industries; and Wirecard AG, a leading international provider of electronic payment solutions that is based in Germany.

We also added value through our longstanding holding in Cognizant Technology Solutions Corp., a provider of information technology services to businesses with significant operations in India. We held on to our position in Cognizant even when the stock was being pressured by the global economic crisis of late 2008, as we believed it would maintain steady earnings through the downturn. The stock subsequently recovered as investors recognized Cognizant’s value, and its stock closed the annual period with a gain of nearly 70%. We believe that the company’s strong long-term business prospects and not just the momentum of the broader equity market support this rebound and we are maintaining our position in Cognizant.

Turning to detractors, a key factor in the underperformance of the Fund’s health care sector was the poor returns of the senior assisted-living companies — The Providence Service Corp., Emeritus Corp., Capital Senior Living Corp., and Sunrise Senior Living, Inc. We elected to eliminate all of the Fund’s holdings in this group during the winter, which meant that we were unable to participate in their subsequent recovery. We also lost ground through a position in Cardica, Inc., a maker of systems used in coronary bypass surgery. The company’s management team mishandled its cash position amid a tough environment for hospitals, contributing to a decline of over 80% in Cardica’s stock price. Our cash position, which averaged over 7% during the year, also proved to be a drag on relative performance in a rising market. However, with stock prices having risen so much in recent months, we prefer to keep some powder dry in the event that a market pullback creates potential buying opportunities.

OUTLOOK

We continue to believe that the information technology and health care sectors remain fertile ground for individual stock selection. The information technology sector is one of the few sectors expected to generate positive earnings growth in the year ahead, as it has the potential to benefit from increased spending among either consumers or businesses. Health care, meanwhile, remains home to an abundance of companies with compelling product cycles and attractive bottom-up growth stories. We continue to take advantage of the extensive Wasatch research base to select what we see as being the best-in-class companies within the health care sector.

Despite our optimism regarding the prospects for the companies we hold in the Fund, we are maintaining a cautious approach overall. High unemployment, continued deleveraging, and the increased role of government in the United States’ economy are all factors that point to slower growth in the months and years ahead. As a result, we are being careful to take profits in our winners and take advantage of opportunities to invest in what we consider to be high quality companies at attractive prices. For example, we are finding compelling ideas among businesses where customers can receive a favorable return on their investment, such as security, storage, and network performance management. We are also maintaining our emphasis on fundamentals in order to mitigate the potential for negative surprises from the Fund’s holdings. We believe this is the prudent approach at a time when opportunities remain abundant, but where risks remain very much in place.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/19/00
Global Science & Technology	7.86%	4.97%	3.21%
Russell 2000 Technology Index	10.89%	4.16%	-3.89%
Nasdaq Composite Index	2.54%	3.12%	-1.75%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Science & Technology Fund are 1.92%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Cognizant Technology Solutions Corp., Class A	2.71%
Abcam plc (United Kingdom)	2.01%
Wirecard AG (Germany)	1.89%
MEDNAX, Inc.	1.74%
Akamai Technologies, Inc.	1.57%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1.54%

Company	% of Fund
Interactive Intelligence, Inc.	1.48%
Opnet Technologies, Inc.	1.46%
Power Integrations, Inc.	1.45%
O2Micro International Ltd. ADR (China)	1.43%

17.28%

*As	of September 30, 2009, there were 89 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: December 19, 2000. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Nasdaq Composite Index is unmanaged and measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. Due to their number and size, technology stocks tend to dominate the direction of the Index. You cannot invest directly in these or any indexes.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW The past year brought with it a range of investor emotions that drove the market from one extreme to another. This reaction was initially driven by the fear of a depression, which sent the market into a freefall. Then, in early March, optimism gradually began to replace the doomsday mentality that had gripped the market, setting the stage for a powerful rebound, which lasted through September 30th.

Through the turmoil, our approach remained the same as always: Stay the course. It is beneficial in times like these to keep the perspective that the process of managing the Fund is a marathon and not a sprint. This prevents us from getting bogged down in the day-to-day market noise and allows us to remain disciplined to our approach of striving to invest in great companies.

Certainly, the Fund’s stock holdings were at the mercy of the market gyrations but, overall, the outstanding business results delivered by many of our companies helped the Fund significantly outpace its benchmark. While we’re not celebrating the 3.74% gain posted by the Fund over the past year, it compared favorably to the 0.40% decline of the Russell Midcap Growth Index over the same period.

While much of the economic pessimism that prevailed early in the year has dissipated, significant challenges remain. For example, it is difficult to imagine that consumer spending, which accounts for approximately two-thirds of gross domestic product (GDP)* in the U.S., can stage a meaningful and lasting rebound with unemployment levels at a 25-year high, hovering around 10%. This is one element that continues to weigh down the economy as Americans try to put the recession in the rear-view mirror.

DETAILS OF THE YEAR

We believe that one of the reasons our companies held up so well was their relatively light use of debt. While the credit crunch was detrimental — and sometimes fatal — to many companies relying on external financing to run their businesses, this was a mild concern within the Fund. In many cases, our holdings have been able to not only survive, but thrive, as they’ve grown their businesses by reinvesting their own cash flows and capturing market share. Self-financed companies, combined with management teams that can efficiently utilize that money, have resulted in average returns on equity (ROE) and returns on assets (ROA) in the Fund that handily surpass the corresponding figures in the benchmark.** We believe that, consistently delivered, these metrics are indicators of long-term success.

Our large allocation to information technology (IT) was a meaningful contributor to the annual results. The portfolio holds a diverse group of companies, from credit card processors to semiconductor chip producers. In particular, Infosys Technologies and Cognizant Technology Solutions Corp., both information technology outsourcers, received strong votes of confidence from investors, with overall returns topping 59% apiece. As global cutbacks blurred these companies’ revenue projections in late 2008, their stocks declined in price. As companies continue to tighten their belts, we believe that IT outsourcing will become an increasingly cost-effective option. The outlook for Cognizant and Infosys has become less muddled and their stock prices rebounded.

With the uncertainty surrounding proposed health care reform legislation, many stocks in the health care sector struggled over the past 12 months. In particular Covance, Inc., a provider of research services including drug testing and trials for the pharmaceutical industry, was one of our largest detractors from performance. Late in 2008, the company revised its near-term revenue outlook primarily due to project delays as pharmaceutical companies scaled back. We are encouraged about Covance’s prospects, including its diversified client base and service offerings and growing multi-year service contracts. We were able to add to our position at attractive prices as the stock rebounded strongly from its lows. Current and future holdings are subject to risk.

OUTLOOK

Forecasting near term company performance with any degree of accuracy was nearly impossible six months ago. However, at the time, we also felt like many of our most highly esteemed companies were trading at what would prove to be attractive levels once things began to normalize. Investor fear seemed to be concealing the true value of many companies. Since then, we feel that this opinion has been validated, resulting in more normal valuations, significantly benefiting the Fund’s performance in the process.

It is a moderate concern that the stock market may have gone up too far, too fast as bullish behavior began to return in earnest. This strong upward push was driven by forecasted economic improvement, but if expectations fail to be met, the market could experience a short-term setback. We are confident that as we continue to apply our consistent, disciplined investment process, the Fund will have the potential for long-term success.

Thank you for the opportunity to invest your assets.

*Gross	domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

**Return	on assets (ROA) measures a company’s profitability by showing how many dollars of earnings a company derives from each dollar of assets it controls. Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	3.74%	1.89%	1.52%
Russell Midcap Growth Index	-0.40%	3.75%	3.08%
S&P 500 Index	-6.91%	1.02%	0.75%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.01%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Apollo Group, Inc., Class A	3.76%
Altera Corp.	3.54%
St. Jude Medical, Inc.	3.37%
Express Scripts, Inc.	3.25%
Redecard S.A. (Brazil)	2.98%
CVS Caremark Corp.	2.98%

Company	% of Fund
Copart, Inc.	2.79%
NII Holdings, Inc.	2.71%
BMC Software, Inc.	2.69%
Amphenol Corp., Class A	2.61%

30.68%

*As	of September 30, 2009, there were 54 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indexes.

WASATCH HERITAGE VALUE FUND (WAHVX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Heritage Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

Over the past year, we saw investors appear to lose all hope, then regain it surprisingly quickly. Over the first six months, market turmoil was severe. Risk-wary investors shed stocks in favor of less-volatile assets, as the market offered few safe havens from the market meltdown.

The U.S. Federal Reserve, along with many of its global counterparts, put all its tools to work to help ease the crisis.

Economic stimulus plans, particularly those from the U.S. and China, were also put into action. It appeared that these concerted efforts had at least some impact, and stocks began to move upward in March. Many were skeptical, though, of whether this constituted the beginning of a true recovery, or simply a bear-market* rally.

From spring through the summer, stock markets staged a significant and broad-based rally, even as evidence supporting the hope of economic recovery remained scarce. Money came off the sidelines as investors put it to work in the equity markets, boosting stock prices. Stocks benefited around the globe, among all major sectors, and across the market-cap spectrum.

Over the course of this newsworthy year, the Wasatch Heritage Value Fund posted a return of -1.13% for the 12 months ended September 30, 2009. This placed the Fund’s performance well ahead of its benchmark, the Russell 1000 Value Index, which returned -10.62% for the year.

Our underweighting in the financials sector, particularly large banks, played a definitive role in the Fund’s outperformance of the Index for the year.

DETAILS OF THE YEAR

Although established markets staged a comeback in the second half of the year, along with developing ones, we continue to have concerns about the outlook for consumer spending in the U.S. and other mature economies. Emerging markets, however, appear to offer the potential for robust growth on the consumer side of the economy.

Among our holdings that have the potential to gain from the continued expansion of the consumer class in emerging nations is our top contributor for the period, Brazil’s Weg S.A., a manufacturer of motors used in washers, dryers, and other home appliances. Demand has been growing for Weg’s products, which are primarily destined for domestic consumption, rather than for export to developed markets. In light of the resilience of emerging consumers, and the many constraints facing those in the U.S., we are likely to continue to emphasize the former in our consumer stocks.

Health care generally is seen as an area that can sail above economic woes. It’s not certain if that is always true, but what is clear is that these stocks can be affected by concerns about the impact of cost-cutting measures by insurers and government programs. That’s why we like companies that can benefit from an emphasis on cost-consciousness, including our second-strongest contributor, Mylan, Inc., a maker of generic prescription drugs. As consumers seek — and insurers demand — the use of less costly treatments, Mylan is positioned to benefit. The stock’s solid performance also reflects Mylan’s success in paying down some of the debt resulting from its acquisition of Merck’s** generic drug portfolio in 2008, and its continued progress in integrating the two companies’ operations.

While we de-emphasized financials over the year, the sector was home to our third-strongest contributor for the period, property/casualty insurer CNA Financial Corp. We found that CNA and other insurers offered better balance sheets and stronger earnings power than most banks, and were available to us below tangible book value. There are some early hints that we may be at the beginning of a “hardening” insurance cycle, a point at which insurers enjoy greater pricing power. This trend is driven not just by a potentially improving business climate, but also by the exit of former major competitors — notably AIG — from the field. Current and future holdings are subject to risk.

OUTLOOK

While the stock market’s recent performance indicates that most investors are confident that a full-blown economic recovery is on the horizon, we are not so sure. In fact, we had anticipated that there might be some pullback during the period’s final months, given stocks’ strong run from April through June. Instead, stocks continued on a firm path upward. Although we are happy for this positive development, we retain some concern that the markets have gotten ahead of themselves.

For that reason, we look for companies that we believe will not require a powerful economic recovery in order to do well. We believe our cautious stance makes sense. While it’s evident that world economies have come a long way from the deeply troubled environment they faced late last year, there are still many issues to be addressed. U.S. consumers still face pressure from high debt loads, tight credit, and home values that are stagnant at best. This clouds the outlook for a breakout in spending anytime soon.

We intend to continue to deploy more of our cash as we identify worthy opportunities. Given the still-uncertain state of both the U.S. and many global economies, though, we will not seek to hop rapidly into stocks, but rather will retain our commitment to deep due diligence, and seek outstanding companies at prices that make sense. This may mean that we will not be able to pare down our cash position as quickly as we would like, but we believe the negative consequences of hasty purchases can far outweigh those of some excess cash.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*A	bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

**As	of September 30, 2009, the Wasatch Heritage Value Fund was not invested in Merck & Co., Inc.

WASATCH HERITAGE VALUE FUND (WAHVX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 8/30/07
Heritage Value	-1.13%	N/A	-9.07%
Russell 1000 Value Index	-10.62%	N/A	-15.11%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Value Fund are 3.89%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Covidien plc	3.41%
Old Republic International Corp.	3.36%
Visa Inc., Class A	3.11%
Perrigo Co.	3.06%
Sonoco Products Co.	3.02%
Pfizer Inc.	2.98%

Company	% of Fund
American Water Works Co., Inc.	2.97%
Spectra Energy Corp.	2.93%
Fifth Third Capital Trust VI, 7.25%, 11/15/67 Pfd.	2.88%
Sherwin-Williams Co.	2.88%

30.60%

*As	of September 30, 2009, there were 35 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: August 30, 2007. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund gained 18.03% in a tumultuous 12-month period, compared to a gain of 20.13% for the MSCI AC World Ex-U.S.A. Small Cap Index. Stock prices declined dramatically in the first six months of the period as world markets were shaken by the far-reaching financial crisis. Stocks surged over the last six months as investors gained confidence that governments had succeeded in averting disaster and that economic stimulus efforts were beginning to take hold.

Developed markets have been hit harder by the financial crisis than emerging markets and they are taking longer to recover. Investors realized this and jumped back into emerging markets, helping fuel a strong recovery in stock prices. The Fund’s presence in emerging markets, especially in China, Brazil and India, aided performance in the last 12 months. There were also several notable performers from among our investments in developed markets, where we focus on companies that have the potential to grow despite economic headwinds.

DETAILS OF THE YEAR

Two themes that we have discussed before continued to bolster the Fund’s results. The first is securities exchanges that we like because they virtually monopolize their markets, and because they have scaleable business models, strong balance sheets and healthy free cash flow. Two of our top contributors for the year were securities exchanges — Brazil’s BM&F Bovespa S.A. and Japan’s Osaka Securities Exchange Co. Ltd.

Finding ways to capitalize on China’s growing middle class is another prominent theme for us. Several Chinese apparel and footwear companies that sell products within China contributed to the Fund’s solid results including Anta Sports Products Ltd., China Dongxiang Group Co. Ltd. and Li Ning Co. Ltd. Over the course of the year, however, the number of new competitors entering this space has tempered our view of these companies’ prospects. As a result, we decided to trim our exposure to this area in favor of other consumer-focused investments in China.

How we approach investing in China is quite different from our approach in Japan, by far the biggest country weighting in the Index. Our overweight position in China is supported by favorable demographics including China’s more than 1.3 billion people, growing middle class, and the government’s massive infrastructure programs aimed at stimulating the economy. In contrast, Japan’s population is declining, its real estate values are stagnant, and the government has been struggling to stave off deflation. The Fund is underweight relative to the benchmark in Japan, where our careful, bottom-up research has uncovered individual companies with the potential to grow independent from macro influences. In the 12-month period, the Fund benefited from the performance of our investments in China and Japan, and our allocations to these countries aided performance versus the Index.

In most developed markets, we tend to favor companies whose growth prospects are tied to global demand for specialized products rather than to economic growth within their home countries. Companies from four developed markets helped the Fund’s results over the past 12 months and are good examples of our investment focus. These were: DiaSorin S.p.A. (Italy), a developer of in vitro diagnostic products; Abcam plc (United Kingdom), a biotechnology company that supplies antibodies used in life science research; Wirecard AG (Germany) a leading global provider of electronic payment systems; and Tandberg ASA (Norway) a provider of videoconferencing solutions. Current and future holdings are subject to risk.

The financials sector contributed to the Fund’s absolute return for the 12-month period. This was primarily due to the solid gain produced by our diversified financial services holdings. Among the leaders in this group were several of our securities exchanges and India’s Infrastructure Development Finance Co. Ltd. (IDFC). IDFC provides financing for projects such as power, roads, ports and telecommunications and appears well positioned to benefit from ongoing efforts to build out and improve India’s infrastructure.

In contrast, banks with exposure to the Western world’s financial troubles detracted from the Fund’s results and caused the financials sector to be a drag on performance versus the Index. Another area of relative weakness was the industrials sector. A notable detractor was Campbell Bros. Ltd., an Australian analytical testing services provider that does lab work for mining companies. While our industrial holdings struggled during the depths of the downturn, they have been strong performers in the budding economic recovery. For example, Campbell Brothers was the Fund’s second leading contributor in the most recent quarter. Fluctuations in oil and gas prices caused significant volatility in the energy sector. This negatively impacted several of our Canadian energy holdings and resulted in the Fund underperforming the Index in Canada.

OUTLOOK

Stocks around the world have come back from the brink following the massive amounts of liquidity that were withdrawn from global markets beginning in late 2007 and extending throughout much of 2008. Now, stocks are more reasonably valued, but the easy gains are behind us. Going forward, companies will have to live up to earnings growth expectations in order for stock prices to climb higher.

In such an environment, we expect our disciplined, bottom-up research will help us find companies capable of producing the earnings growth we seek, whether they are located in developed markets still struggling with negative economic growth or in faster growing emerging markets. We expect to maintain our broad sector and geographic exposure and do not anticipate making any significant changes to the way we manage the Fund in the coming months.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	18.03%	5.66%	9.54%
MSCI AC World Ex-U.S.A. Small Cap Index	20.13%	9.64%	13.03%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.83%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
DiaSorin S.p.A (Italy)	3.18%
Wirecard AG (Germany)	3.13%
Abcam plc (United Kingdom)	2.72%
SimCorp A/S (Denmark)	2.39%
BM&F BOVESPA S.A. (Brazil)	2.32%
Campbell Brothers Ltd. (Australia)	2.29%

Company	% of Fund
Natura Cosmeticos S.A. (Brazil)	2.28%
Tandberg ASA (Norway)	2.27%
Osaka Securities Exchange Co. Ltd. (Japan)	2.05%
Rotork plc (United Kingdom)	1.99%

24.62%

*As	of September 30, 2009, there were 89 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: June 28, 2002. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Blake Walker.

Roger D. Edgley, CFA Portfolio Manager	Blake H. Walker Portfolio Manager

OVERVIEW

There were two very different stories to tell for the two halves of the Wasatch International Opportunities Fund’s past 12 months. The first half was a time of almost unprecedented difficulty. Through the end of 2008, financial institutions around the world were confronted with the global credit crunch, and concerned investors hastened their flight out of international stocks. Even China, which appeared well prepared to ride out the storm, was not immune to the global meltdown. As 2009 dawned, stocks around the world continued on a volatile path, though not all countries were moving in the same direction. A number of emerging markets posted positive results in early 2009, while many developed markets remained in negative territory.

Enthusiasm about new leadership in the U.S. and widespread, coordinated stimulus efforts around the globe allowed many markets to move toward a more rational tone in the year’s second half. From April through June, stock prices rose significantly around the world. Emerging markets, which had begun on an upward path in the year’s first quarter, led the charge, but the U.S. and other developed markets also joined in. Global stocks posted still more gains through the summer, as investors continued to have confidence that the worst of the global recession and liquidity crisis was over. The economic data to fully support this optimism, however, were not always abundant, particularly in more developed markets. Nonetheless, more and more assets came off the sidelines and went into international equities, driving stock prices substantially higher.

Over the course of this eventful period, the Wasatch International Opportunities Fund returned 23.60% for the 12 months ended September 30, 2009. This placed it well ahead of its benchmark, the MSCI World Ex-U.S.A. Small Cap Index, which returned 14.75% over the same period.

DETAILS OF THE YEAR

For the year as a whole, our top three contributors came from China, a market we continue to overweight. In addition to beneficial stock picking, this reflects China’s early rebound out of the economic morass. As the year wore on, however, and more markets began to emerge from the recession, our strong performers came from a broader variety of markets.

China Automation Group Ltd., a provider of safety and control systems for the petrochemical and railway industries in China, made the greatest positive contribution to the Fund’s performance for the year. This company stands to benefit from China’s massive infrastructure spending plans.

So does our second-strongest contributor, Wasion Group Holdings Ltd., a producer of electronic power meters and data collection terminals for China’s gas, electricity, and water industries.

A continuing theme in our investment approach is the rise of consumers in emerging markets. Chinese athletic apparel and footwear maker Anta Sports Products Ltd. reflects this area of focus. Anta makes products for China’s growing domestic market, rather than for export, which helped the company to weather the global decline, and to benefit from China’s quick recovery.

The Fund wasn’t without strong contributors from developed markets, however. Germany’s Wirecard AG, a provider of credit card processing and electronic payment systems, saw its stock price rise due in large part to the increasing volume of online transactions and the company’s comprehensive menu of merchant services. In the financials sector, Japan’s Osaka Securities Exchange Co. Ltd., was able to avoid the turmoil rocking other parts of the sector and produce strong results for the year. The company benefited from increased trading volume in futures, options, and other derivative securities in Japan. We’re attracted by the nature of securities exchanges, as there are typically high barriers to entry for would-be competitors. Norway’s Tandberg ASA, a leader in videoconferencing systems, also landed in our top 10. Tandberg benefited from increased demand for its products and services as cost- and environment-conscious companies turned to videoconferencing in place of face-to-face meetings. The company’s stock price also rose on news that Tandberg may be acquired by Cisco Systems. Current and future holdings are subject to risk.

Over the year, our cash position was higher than we normally like. The market’s gyrations — particularly in the second half of the period — made us cautious buyers. Despite this challenge, we were able to make several new additions to the portfolio that we believe offer attractive prospects for growth.

OUTLOOK

This 12-month period certainly ended on a more positive note than it entered on. While we’re pleased with the overall direction of the global equity markets, we aren’t thoroughly convinced that the economic recovery will be as vigorous or as universal as those markets seem to indicate. Given the recent market turmoil, and the uncertain outlook that remains in many world markets, we believe it makes sense to continue to manage the Fund with a certain degree of caution.

We would like to reduce our cash position over the coming months. Despite the strong run-up of international small and micro cap stocks, there are still opportunities to buy promising stocks at reasonable prices, allowing us to identify what we believe are good places to put cash to work. The potential we see among small cap global stocks genuinely excites us. We’re finding well-managed small companies that are creating their own competitive advantages, employing innovative business models, and succeeding in a multitude of industries.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	23.60%	N/A	5.89%
MSCI World Ex-U.S.A. Small Cap Index	14.75%	N/A	3.79%
MSCI AC World Ex-U.S.A. Small Cap Index	20.13%	N/A	6.59%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.54%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
iShares MSCI Emerging Markets Index Fund	3.44%
Wirecard AG (Germany)	2.92%
China Automation Group Ltd. (China)	1.99%
SimCorp A/S (Denmark)	1.97%
Tandberg ASA (Norway)	1.82%
Aramex PJSC (United Arab Emirates)	1.67%

Company	% of Fund
China Hongxing Sports Ltd. (China)	1.55%
Home Capital Group, Inc. (Canada)	1.53%
Zhuzhou CSR Times Electric Co., Ltd., Series H (China)	1.45%
Midas Holdings Ltd. (Hong Kong)	1.44%

19.78%

*As	of September 30, 2009, there were 140 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: January 27, 2005. The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $1.5 billion across 22 developed markets, excluding the United States. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund registered a 5.70% loss during the 12 months ended September. The Fund outperformed the Russell 2000 Index, which fell 9.55%, and the Russell Microcap Index, which declined 7.93%.

It was an extraordinary time in the U.S. equity market. Stock prices plunged throughout much of the first half of the period, as the credit crisis led to a rapid reduction in growth expect-

ations for the U.S. and international economies. Forced selling by hedge fund and mutual fund managers to meet redemptions pushed prices even lower, resulting in a vicious downward spiral. After sinking to multi-year lows in March, stocks rebounded on signs that the financial system and economy were stabilizing. However, the rebound was not strong enough to erase earlier losses, and broad equity indexes finished the period in negative territory.

While the Fund did not completely escape the market’s decline, it was more resilient than the small cap indexes. Compared to the Russell 2000, the Fund’s primary benchmark, the outperformance was driven by stock selection, which added value in most of the sectors we were invested in.

DETAILS OF THE YEAR

Stock selection was particularly strong in the information technology sector, led by substantial gains from the semiconductor and software industries. One of our best-performing names was Interactive Intelligence, a provider of Internet Protocol (IP)-based software that helps businesses run their call centers more efficiently. The company has done remarkably well in the recession, increasing revenues in the second half of 2008 and maintaining flat growth in the first quarter of 2009, when the economy was at its weakest. In July, Interactive Intelligence preannounced better-than-expected revenue and earnings growth for the second quarter, supported by a number of large new contracts. We think that demand for the company’s software has remained healthy due to the robust functionality of its products and the trend away from analog-based telephone systems toward IP-based telephone systems.

Financials was another area where our stock selection contributed to outperformance relative to our benchmark. Our financial stocks lost nearly 11%, on average, but did much better than the financial stocks in the Russell 2000 Index, which fell about 23%. We have limited our exposure to banks, given our concerns that the next story for bad credit will be commercial real estate, the bread and butter of small-bank lending. Nonetheless, we have maintained a close-to-market weighting in financials by investing in companies with less credit risk. Several of these stocks had strong gains during the period, including MFA Financial, a real estate investment trust (REIT) that is benefiting from low funding costs. The company’s portfolio is concentrated in residential mortgage-backed securities that are issued or guaranteed by government agencies, so they have little-to-no credit risk.

On the minus side, our foreign holdings* lagged our domestic holdings and were a drag on the Fund’s relative performance. International stocks, especially small caps, felt the pressure of forced selling by hedge fund and mutual fund managers last fall. Moreover, the consensus view that emerging markets like China would be fairly immune to the global economic downturn fell by the wayside in the second half of 2008. As the financial crisis deepened, it became clear that the downturn would affect both emerging and developed countries. One of our largest detractors was China Hongxing Sports (China), an athletic shoe and apparel retailer. The company’s earnings declined sharply due to weaker domestic demand, price discounting and heavy promotional spending.

Despite negatively impacting performance this period, our foreign exposure has benefited the Fund in the past, and we remain committed to investing internationally. The globalization of trade and capital flows has created exciting opportunities for small companies around the world. As a result, we want to cast a wide net when looking for interesting growth stocks to own in the Fund.

OUTLOOK

Recent news on the U.S. economy has generally been more favorable than expected, and estimates for third-quarter gross domestic product (GDP)** growth have been rising. Assuming there is no big surprise and growth is indeed positive, it will be the first time that the economy has expanded since the second quarter of 2008. That said, the widely held view is that the recovery will be slow and subdued given the high unemployment rate, which may increase even further.

Stocks are no longer trading at the dramatically low valuations they were trading at earlier in 2009 before the market began to rebound. With the compelling value opportunities behind us and the economy starting to recover, we are continuing to add more classic micro cap growth companies to the Fund. These are companies that we believe can deliver strong, long-term growth because they are well-managed, have unique products and services and are small players in big markets. Although we are always looking for these kinds of names, we have been cautious on new buys due to the state of the economy and their somewhat higher valuations. We are also looking to add new international holdings which, on balance, look attractive to us relative to prospective U.S. investments. Overall, we are optimistic that a more stable, if lower-growth, economic environment will provide us the opportunity to own a portfolio of high-quality micro cap companies at reasonable valuations.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*These	holdings excluded American Depositary Receipts (ADRs — receipts issued by domestic banks for shares of foreign-based corporations that trade on U.S. stock exchanges) and companies incorporated in other countries but whose shares trade on U.S. stock exchanges.

**Gross	domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	-5.70%	1.32%	12.74%
Russell 2000 Index	-9.55%	2.41%	4.88%
Russell Microcap Index	-7.93%	-0.41%	NA

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.11%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
O2Micro International Ltd. ADR (China)	2.52%
Power Integrations, Inc.	2.41%
Resources Connection, Inc.	2.36%
Pericom Semiconductor Corp.	2.31%
Dollar Financial Corp.	2.25%
Big 5 Sporting Goods Corp.	2.09%

Company	% of Fund
Abcam plc (United Kingdom)	2.09%
Micrel, Inc.	1.83%
ICON plc ADR (Ireland)	1.77%
CorVel Corp.	1.70%

21.33%

*As	of September 30, 2009, there were 99 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start data of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow and John Malooly.

Brian Bythrow, CFA Portfolio Manager	John Malooly, CFA Portfolio Manager	OVERVIEW Although this past year began on a very difficult note, by its end we experienced significant improvement. Over the first six months, severe volatility affected virtually every sector, investment style, and market capitalization in the equity markets. To contend with the global credit crunch, the Federal Reserve and many of the world’s other central banks took a number of bold steps. These efforts had impact, and in the later part of March, stocks began to surge upward. It was, however, unclear whether this marked the beginning of a recovery, or simply a bear-market* rally.

As the year progressed into its second half, the global liquidity crisis eased slightly, giving investors some sense that perhaps the worst of the economic crisis had passed. Investors began to take some of their money off the sidelines and put it back into the equity markets, spurring a strong stock rally. Equities from emerging markets led the way at first, but in time developed markets picked up steam as well, even though the data to support this improvement in investor confidence were at times scarce.

In this changing market environment, the Wasatch Micro Cap Value Fund posted a return of 17.22% for the 12 months ended September 30, 2009. This figure placed the Fund’s performance far ahead of its primary benchmark, the Russell 2000 Index, which returned -9.55% over the same period.

Strong individual stock selection and sector positioning drove the Fund’s outperformance. A key factor was underweighting financials and avoiding banking stocks within the sector. Our overweighting in information technology stocks also contributed positively to performance.

DETAILS OF THE YEAR

A number of our top-performing companies for the year benefited from plans for increased infrastructure spending, both in the U.S. and around the world, as a component of economic stimulus efforts. Our top contributor, Orion Marine Group, Inc., comes from the industrials sector and fits this trend. U.S.-based Orion provides dredging services that are often required by infrastructure projects situated along waterways.

In second place was China’s Wasion Group Holdings Ltd., a producer of electronic power meters and data collection terminals for China’s gas, electricity, and water industries. China’s economic stimulus efforts are centered on infrastructure development, spurring demand for Wasion’s products. Given the enormous size of China’s planned infrastructure development, demand for Wasion’s equipment appears likely to remain strong.

Rounding out the top three was MYR Group, Inc., a U.S. industrial company that installs equipment used in electrical transmission and distribution. MYR may benefit somewhat from stimulus spending, but perhaps gains more from growing interest in wind farms and other alternative energy sources. Because these facilities are often located long distances from existing power grids, bringing them online requires building additional transmission infrastructure. We purchased MYR at what we considered to be a reasonable valuation. As other investors recognized the company’s potential, the stock’s valuation was pushed up beyond a level we felt was reasonable. At that point we chose to sell our position.

Of course, not all of our strongest stocks were tied to infrastructure spending. For example, Sino Biopharmaceutical Ltd. and China Shineway Pharmaceutical Group Ltd., were top-10 contributors for the year. These companies allow us to tap into the strength of the emerging consumer market in that country, while also benefiting from loyalty to its older, more traditional ways. Both companies offer traditional Chinese medicines, which are still widely used in China and thus provide good cash flow along with modest growth. Current and future holdings are subject to risk.

The companies’ greater potential, however, may come from their move into branded drugs — more like those we see on the drugstore shelf in the U.S. Given the sheer size and growing sophistication of China’s consumer class, we believe this newer area of business offers the opportunity for higher growth in revenues and earnings over the long term.

OUTLOOK

In the stocks we continue to hold, and in those we are adding to the portfolio, we emphasize companies that do not require a powerful economic recovery in order to do well. While the market’s performance suggests a strong level of conviction that a full-blown economic recovery is imminent, we are not so sure.

Clearly the economy has come a long way from the deeply troubled environment it faced late last year, but that doesn’t mean that all the flaws and weaknesses have been fully corrected. Accordingly, we have continued to underweight our exposure relative to the benchmark to stocks tied closely to U.S. consumer spending, and those very sensitive to credit issues.

Despite stocks’ recent run-up, we believe the Fund holds reasonably valued stocks with significant potential for further appreciation. We expect to continue to deploy more cash as we identify worthy opportunities. Given the still-uncertain state of the U.S. and many global economies, though, we will remain sensitive to valuations when buying. This may mean that cash will remain higher than we would like for longer than we would like, but we believe the consequences of imprudent purchases far outweigh those of a bit of excess cash.

Thank you for the opportunity to manage your assets.

CFA®	is a registered trademark of CFA Institute.

*A	bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	17.22%	7.61%	10.53%
Russell 2000 Index	-9.55%	2.41%	5.53%
Russell Microcap Index	-7.93%	-0.41%	3.18%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.30%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Globe Specialty Metals, Inc.	1.36%
United Online, Inc.	1.29%
Telvent GIT, S.A. (Spain)	1.26%
SimCorp A/S (Denmark)	1.25%
GuestLogix, Inc. (Canada)	1.24%
Wirecard AG (Germany)	1.24%

Company	% of Fund
Intevac, Inc.	1.24%
Transat A.T. Inc. (Canada)	1.23%
Opnet Technologies, Inc.	1.23%
Celadon Group, Inc.	1.21%

12.55%

*As	of September 30, 2009, there were 108 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: July 28, 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. No data was available for the Index prior to 6/30/00. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 8.20% during the 12 months ended September 30. The Fund outperformed the Russell 2000 Growth and Russell 2000 indexes, which were down 6.32% and 9.55%, respectively.

During the fear phase of a bear market, a “flight to quality” occurs, a phenomenon that clearly happened during the market retreat that began last fall and ended in March 2009. The Fund had extremely good results relative to the Russell indexes during the market retreat, as investors sought refuge in the types of “steady-eddy” quality growth companies we like to own. As we moved off the market bottom in March of this year, lower-quality stocks began to outperform as investors’ fears started to dissipate. This “junk rally” picked up steam in the third quarter of 2009, and we gave up some ground relative to the small cap indexes. In spite of this flight to low quality, the Fund finished the 12-month period significantly ahead of the Russell benchmarks.

DETAILS OF THE YEAR

As you know, the Fund’s prospectus allows us to invest up to 20% of our assets at the time of purchase in foreign securities. Our global reach added value this year, since our foreign investments posted stronger gains than our domestic investments. We research companies around the world, not only because there are so many interesting small cap companies to invest in outside the United States, but because it makes us smarter investors in evaluating domestic companies competing in a global marketplace. For example, in evaluating a U.S. regional bank, the main focus right now is on the size of the bank’s non-performing loans — not exactly a conversation that is interesting to a growth manager. On the other hand, when we discuss the future with HDFC Bank Ltd., the premier Indian bank we own in the Fund, the conversation is focused on growth and opportunity, not survival. Over the last 12 months ended September 30, HDFC Bank was up 39.3%,* while the regional bank segment of the Russell 2000 Growth Index was down 27.7%.

The impact of owning quality growth was even more profound to our performance than our global perspective. Many of the stocks that drove our performance are what we consider to be our highest-quality names — names like O’Reilly Automotive, MSCI, Inc., Power Integrations, Cognizant Technology Solutions and Knight Transportation. As we have discussed many times in previous reports, management vision and passion is an important input as we assess the quality of a company. This group of outperformers certainly represents the kind of attributes we like to see in our management teams.

On the minus side, Icon plc and Kendle International were two positions that did poorly. Both companies are contract research organizations (CROs) that run clinical studies for biotechnology and pharmaceutical firms. The CRO industry has been hurt by concerns that health care reform will stifle innovation in the sector. We agree that innovation is likely to decline if major health care legislation is passed. In response to this changing regulatory environment, we ended the period with an underweight in health care, an area where we have traditionally been overweight.

OUTLOOK

As our economy starts to rebound, we think it will struggle to grow at a normal rate due to massive U.S. debt. We doubt that our country will be receptive to a new financial bubble any time soon, given the string of bubbles our economy has suffered during the past 10 years, from the Internet bubble in the late 1990s to the collapse of super-levered financial institutions last year. In such a low-growth, no-frills economy, we believe quality companies will shine, and that our focus on quality will continue to benefit the Fund.

We typically do not talk about mutual fund rankings, because they tend to focus on short-term performance. However, Kiplinger’s Personal Finance magazine recently published annualized total return rankings that cover a 20-year period. The Small Cap Growth Fund placed second in the Morningstar Small and Midsize Growth category for its annualized performance during the 20 years ended June 30, 2009.** We think this performance reflects our insistence on executing to a consistent, long-run strategy. Whatever direction the market might take in the future, you can be confident that we will stay focused on one thing, which is to buy and hold high-quality growth stocks.

Thank you for the trust that you have placed in us.

CFA® is a registered trademark of CFA Institute.

*	Source: Wasatch.

**	“And the Leaders Are…” Kiplinger’s Personal Finance, September 2009, 42. Excludes funds that are less than a year old, have a minimum investment of $100,000 or more, sold only to special groups or institutional investors, or are only available through IRAs. When a fund has many share classes sold with different fee structures but that have essentially the same returns, the oldest share class open to new investors is usually listed. As of 9/30/09, the Fund’s 1-, 5- and 10-year absolute ranks in the Morningstar Small Growth category were 55 of 782 funds, 209 of 555 funds, and 21 of 308 funds, respectively. Absolute rank is the placement of a particular fund in a simple ranking of its peers (Morningstar Category) for a specific datapoint.

©2009

Morningstar, Inc. All rights reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	8.20%	2.93%	7.97%
Russell 2000 Growth Index	-6.32%	2.91%	1.10%
Russell 2000 Index	-9.55%	2.41%	4.88%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.21%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
MSCI, Inc., Class A	2.89%
MSC Industrial Direct Co., Inc, Class A	2.88%
Power Integrations, Inc.	2.84%
Dril-Quip, Inc.	2.70%
Cognizant Technology Solutions Corp., Class A	2.67%
Hibbett Sports, Inc.	2.48%

Company	% of Fund
HDFC Bank Ltd. ADR (India)	2.43%
Resources Connection, Inc.	2.43%
Knight Transportation, Inc.	2.37%
Copart, Inc.	2.23%

25.92%

*As	of September 30, 2009, there were 92 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Value Fund returned -2.48% during the 12-month period ended September 30, 2009, and substantially outperformed the -12.61% return of its benchmark, the Russell 2000 Value Index.

Negative performance aside, we are pleased that the Fund outperformed the Index by such a wide margin during such a challenging period. Notably, the Fund’s outperformance was the result of two important factors. First, several holdings returned to what we felt were more appropriate valuations as economic conditions stabilized, rewarding our decision to maintain these positions when broader market trends went against us at the end of 2008. We also benefited from buying “fallen angels” that we consider high quality with excellent risk/return profiles at the depths of the downturn. We believe this illustrates how deep knowledge of the companies held in the Fund helps us distinguish between their actual worth and the often irrational values afforded their stocks in the market.

DETAILS OF THE YEAR

To better understand the Fund’s strong performance of the past year relative to that of the benchmark it’s important to appreciate the rare opportunity that presented itself during the severe market correction of late 2008 to early 2009. This downturn provided us with the chance to buy several fallen angels — companies that have been covered by Wasatch’s growth team for years, but whose stocks were often too richly valued to be held in this Fund. When the bear market* turned many of these growth stocks into value stocks, we took the opportunity to add to the Fund what we believed were best-in-class market leaders for which the recession would likely represent only a short-term disruption.

An example is Cognizant Technology Solutions Corp., an information technology outsourcing company with significant operations in India that has been held in some of the Wasatch growth funds for most of this decade. We felt comfortable owning Cognizant even at a time of slow global growth, as we believed it had the ability to grow earnings despite economic headwinds. Cognizant’s shares more than doubled from our initial purchases, which helped make the stock one of the Fund’s largest contributors for the annual period. Another fallen angel of note was NBTY, Inc., a company that sells natural foods and nutritional supplements under various brand names, including Nature’s Bounty. When NBTY’s stock was hit hard in 2008 due to the economic slowdown and problems with an acquisition, we decided to buy shares based on several factors: it is a leading company in its industry, has strong free cash flow, and an excellent long-term track record. NBTY’s stock recovered nicely, providing a boost to the Fund’s performance.

Information technology was home to some of our best performing stocks. Our holdings in this sector delivered a gain of over 15%, well above the almost 7% return for the tech stocks in the benchmark. The financials sector was also a source of outperformance. Here, we worked to identify — and avoid — companies with sensitivity to the banking and credit crisis. This resulted in a substantially underweight position in financials, which aided relative results given that this sector turned in the weakest performance within the Index.

Naturally, the Fund’s sector weights did not all add value. Certain sectors where we were underweight, namely materials and consumer discretionary, detracted from performance versus the Index. Additionally, our performance in materials was hurt by a position in Globe Specialty Metals, Inc., a producer of silicon, the material used to make solar cells. Decreased demand caused silicon prices to decline, contributing to a more than 50% drop in Globe’s stock price. Other detractors of note included The Bank of N.T. Butterfield & Son Ltd. and TETRA Technologies, Inc. Current and future holdings are subject to risk.

OUTLOOK

Even though the stock market has generated impressive gains since early March, we remain cautious in our approach. Many stocks now appear to be priced for a strong economic recovery — making them vulnerable if the economy does not continue to recover. In this environment, we are maintaining a focus on higher-quality companies. One aspect of this approach is our willingness to book profits when we think the performance of our holdings has run ahead of companies’ fundamentals, and then redeploy the proceeds into stocks that offer better risk/reward profiles. In our view, this is a trade-off investors need to make with the market up more than 50% from its lows reached in early March. A second key aspect of our strategy is our emphasis on quality, cash-rich companies with strong balance sheets, as this provides the potential for downside protection in what still could be a difficult environment. Our goal is to own companies whose stock prices are down due to temporary factors and are not driven solely by momentum or cyclical trends, but rather by the companies’ sustainable, secular growth.

The past 12 months are somewhat of a microcosm of the past decade. In the year and the decade, we have witnessed numerous occasions when market volatility caused stock prices to become divorced from companies’ actual intrinsic values. In these cases, we sought to exploit extreme market movements by investing in what we considered to be great growth companies when their stocks became undervalued. Over time, we believe the Fund’s objective will be best achieved by using Wasatch’s institutional memory, in combination with our fundamental research, to ensure that the Fund is invested in companies that we believe are high quality and attractively valued.

Thank you for the opportunity to manage your assets.

*A	bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

WASATCH SMALL CAP VALUE FUND (WMCVX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value	-2.48%	0.99%	10.88%
Russell 2000 Value Index	-12.61%	1.78%	8.05%
Russell 2000 Index	-9.55%	2.41%	4.88%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are 1.81%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Emeritus Corp.	2.70%
Pericom Semiconductor Corp.	2.56%
Cognizant Technology Solutions Corp., Class A	2.43%
HEICO Corp., Class A	2.32%
MEDNAX, Inc.	2.16%
NBTY, Inc.	2.08%

Company	% of Fund
Pharmaceutical Product Development, Inc.	2.07%
Copart, Inc.	2.03%
MFA Financial, Inc.	2.02%
NeuStar, Inc., Class A	1.81%

22.18%

*As	of September 30, 2009, there were 73 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The past 12 months have been a roller coaster for the market and the economy. The acutely bearish events of last fall (e.g. Lehman, AIG, etc.) sent the market into a tailspin that didn’t end until March 9th. Since that date the market has rebounded dramatically, with the S&P 500 Index increasing 56% off the bottom. However, it still remains 32% below its October 2007 high.

I am not satisfied that the Wasatch Strategic Income Fund declined by

6.49% during the past year. The Fund performed slightly better than the 6.91% loss of the S&P 500 Index, but it trailed the 10.56% gain of the Barclays Capital U.S. Aggregate Bond Index, which benefited in the downturn as many investors retreated to the perceived safety of bonds. We technically achieved our goal of delivering absolute returns between those of stocks and bonds, but, frankly, we were too close to stocks in such a tumultuous period.

DETAILS OF THE YEAR

Over the course of this year I have become a more “cautious committer of capital” in the Fund. As such, I recently sold positions when their valuations became stretched in the market rally. Early in 2009, I was seeing valuations that made me want to “back up the truck,” but as the market has recovered I’ve found it prudent to take some profits. At times, I’ve clearly sold early but I’ve been happy to avoid the growing risk in the stock’s valuation.

For example, I sold Kansas City Southern and Chesapeake Energy Corp. recently. These are good companies that shared a common theme of simply becoming overvalued. The risk/reward potential of these stocks no longer felt appropriate for the Strategic Income Fund.

As I’ve looked for new opportunities this past quarter, my primary focus has been on higher quality stocks with lower historic volatility, which I hope will help reduce the Fund’s beta.* I have been disappointed with the amplitude of the Fund’s performance swings, particularly the decline that took place during late 2008. I would like to have done a better job limiting losses through that period, so I have consciously increased my risk sensitivity.

I’ve begun rotating into what I consider to be excellent blue chip-type companies with stable business models. While I don’t look for these companies to be home runs, I think they have the potential to provide attractive returns through steady growth and dividends. Examples include International Business Machines Corp., Johnson & Johnson, McDonald’s Corp., CapLease, Inc., and Ares Capital Corp.

By design the Fund maintains an overweight position in financial companies. These firms are key contributors to the income generated by the Fund, but I also see finance companies as the lifeblood of global economic growth. The lack of available credit from both the banking and “shadow” banking segments during the financial crisis provided evidence of their vital role as we watched the lack of financing bring economic growth to a halt.

With credit markets beginning to show signs of improvement, many financial stocks have rebounded. During the course of the year, the Fund’s financial stocks generally performed well, contributing over four percentage points to performance, while the financials sector of the S&P 500 detracted four points from the Index’s return. I attribute this outperformance to being invested in high quality companies that were able to avoid much of the carnage that gripped the weakest companies in this sector. For example, we owned a large weight in companies that invest in residential mortgage real estate investment trusts (REITs). Even though much of the talk over the last year centered on loan defaults and foreclosures, our companies invested in mortgages that carried the protection of an implicit guarantee from the federal government. With that backing these REITs were able to benefit from nice interest rate spreads and deliver solid business performance. Current and future holdings are subject to risk.

It’s worth noting that the Fund is currently holding more cash than it traditionally has just because I’m struggling to find stocks that are attractively valued. The cash position is not an explicit attempt to time the market, but rather a reflection of what I perceive to be an inadequate balance of risk versus reward potential, at least for a conservative fund like the Strategic Income Fund.

OUTLOOK

Fear is receding and positive signs are emerging in the economy. However, high unemployment, limited credit availability, and growing deficits will likely have a dampening effect on economic growth. While it’s beginning to feel like we have made it across a white-water river, there is still a steep embankment that needs to be climbed before economic safety is reached.

As investors seem to have found relief in the realization that the country is unlikely to fall into the second Great Depression, their optimism may have moved the market ahead of itself. I plan to closely follow the ABCs of investment management (Always Be Cautious), with an emphasis on high quality companies and compelling valuation as the principal components of any investment decision.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*Beta	is the measure of a fund’s risk in relation to the market. A beta of 0.8 means the fund’s total return is likely to move up or down 80% of the market change; 1.25 means total return is likely to move up or down 25% more than the market. Beta is referred to as an index of the systematic risk due to general market conditions that cannot be diversified away.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	-6.49%	N/A	-2.73%
S&P 500 Index	-6.91%	N/A	-3.01%
Barclays Capital U.S. Aggregate Bond Index	10.56%	N/A	6.08%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.73%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 HOLDINGS*

Company	% of Fund
MFA Financial, Inc.	6.10%
Capstead Mortgage Corp.	4.87%
Fifth Street Finance Corp.	3.98%
Redwood Trust, Inc.	3.50%
Ares Capital Corp.	3.12%
Paychex, Inc.	3.06%
Herbalife Ltd.	2.89%

Company	% of Fund
Teva Pharmaceutical Industries Ltd. ADR (Israel)	2.52%
Weg S.A. (Brazil)	2.30%
Broadview Networks Holdings, Inc., 11.375%, 9/1/12	2.07%

34.41%

*As	of September 30, 2009, there were 49 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

During the 12 months ended September 30, the Wasatch Ultra Growth Fund lost 0.63% but outperformed the Russell 2000 Growth Index, which fell 6.32%. The period was a tale of two markets. From October 1 through early March, stock prices plunged as the U.S. recession deepened. The market subsequently reversed course, with stocks rallying sharply on signs the economy was stabilizing.

The key to the Fund’s outperformance in the volatile environment was the relative fundamental strength of our portfolio companies. Generally speaking, we owned stocks of companies with better earnings than the average small cap growth company, and our stocks outperformed.

DETAILS OF THE YEAR

In managing the Fund, our focus is on investing in small companies with the potential to consistently grow their earnings by 20% or more a year. We look for emerging leaders in fast-growing industries with good business models and differentiated products and services. If we can buy these companies at reasonable valuations, and hold onto them, we believe that we can produce attractive returns over time.

Earnings growth has been hard to come by in the recession. In fact, the weighted-average earnings-per-share of our portfolio companies fell slightly in the most recent reporting season. Although this was well below our 20% target, it was much better than the 38% earnings decline for the small cap growth market as a whole.* Our companies’ earnings surpassed the broad market earnings in every quarter of the 12-month period. So while the economic environment was difficult, our companies held their own, and investors recognized their better operating results.

One of our best-performing holdings was Cognizant Technology Solutions, a provider of information technology services. The stock posted a substantial gain, even though the company faced several concerns late last year. First, Cognizant derives more than 40% of its sales from the financials sector, which was at the epicenter of the credit crisis. In addition, the election of a Democratic president raised the possibility of policy changes that would hurt firms like Cognizant with offshore operations. Having owned the stock since 1999, we know the company well, and our ongoing discussions with management led us to believe that these concerns were overdone. Our conviction in the name paid off, and Cognizant reported double-digit revenue and earnings growth throughout the period. In the challenging economy, businesses are looking for ways to use technology to boost sales and cut costs, and Cognizant is benefiting as a result.

MSCI, a provider of equity market indexes, was another top performer. The company is capitalizing on two major trends: the increasingly global scope of investing and the growing popularity of exchange-traded funds (ETFs). MSCI has a great competitive profile — more than 90% of all foreign equity assets managed in the United States are benchmarked against an MSCI index, and MSCI indexes are linked to over 150 ETFs. The company’s dominant market position makes its products hard to displace, creating a significant barrier to entry for potential competitors. We also like the fact that approximately 85% of MSCI’s sales come from subscription contracts because this provides good visibility into revenues.

Two of our worst-performing stocks were Kendle International and Eagle Bulk Shipping, companies with fundamental issues that we sold. Kendle is a contract research organization (CRO) that runs clinical trials for biotech and pharmaceutical firms. The CRO industry has been hurt by concerns that health care reform will slow drug development activity. In addition, current demand has weakened, since smaller biotech customers are dealing with funding issues and larger pharmaceutical customers are restructuring and cutting R&D budgets. Kendle has had a particularly hard time managing its pipeline, and the company experienced a drop in new business and an increase in project cancellations.

Eagle Bulk Shipping operates a fleet of dry-bulk vessels that transport commodities around the world. The global recession and credit crisis wreaked havoc on the dry-bulk industry because demand for commodities plunged and financing for the goods being transported dried up. Conditions have since improved, helped by an increase in imports to China. However, shipping capacity is expected to grow faster than demand, so we think that the competitive environment will become more difficult for Eagle Bulk. Current and future holdings are subject to risk.

OUTLOOK

Many investors have jumped back into the market, and price-to-earnings multiples have expanded to more normal levels. However, there is approximately $3.5 trillion in cash sitting on the sidelines in money market funds. If investors who have stayed in cash decide to put some of that money to work in equities, the rally could continue and valuations could become stretched. Valuations could become even more stretched if earnings growth remains scarce while the economy digs itself out of the recession. In the short run, this type of environment could be challenging for us given our valuation discipline. We see the potential for too much money chasing too little growth.

We believe the best course is to continue to seek and invest in companies where we think the fundamentals are solid and the valuations are still attractive. We are also focused on investing in companies that are sensitive to fast-growing emerging economies.

We expect the economy to grind along, with no sectors attracting inordinate amounts of capital. This kind of stock picker’s market bodes well for Wasatch.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

*	Earnings for the broad small cap growth market fell 38.2% in the second quarter according to a 9/28/09 Bank of America-Merrill Lynch report.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	-0.63%	-0.77%	5.26%
Russell 2000 Growth Index	-6.32%	2.91%	1.10%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.55%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Cognizant Technology Solutions Corp., Class A	4.50%
MSCI, Inc., Class A	3.44%
Power Integrations, Inc.	2.59%
Montagu Newhall Global Partners II-B, L.P.	2.52%
F5 Networks, Inc.	2.44%
O2Micro International Ltd. ADR (China)	2.13%

Company	% of Fund
VCA Antech, Inc.	2.06%
Silicon Laboratories, Inc.	1.99%
O’Reilly Automotive, Inc.	1.83%
Knight Transportation, Inc.	1.76%

25.26%

*As	of September 30, 2009, there were 99 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch-1st Source Income Equity Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Mike Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager	OVERVIEW The Wasatch-1st Source Income Equity Fund’s return of -5.63% outperformed the Russell 1000 Value Index return of -10.62% during the 12 months ended

September 30, 2009. In keeping with our focus on providing investors with a degree of potential downside protection, the Fund was positioned with a conservative bias as equities experienced extreme performance both up and down over the period.

The bottom fell out of the financial markets in October and November of 2008, as issues with the financial system translated into the real economy. Deterioration in employment and rising mortgage delinquencies continued into the first quarter of 2009 and the equity markets hit new lows in early March. The next two quarters saw a rebound in stock prices that reversed much of the earlier losses. While most incoming economic data was far from positive, it was less disappointing than expected. The massive concerted effort on the part of the government to revive the financial system gained traction, and market participants had the sense that the worst-case “Depression scenario” had been averted. As the period progressed, there were additional signs of economic improvement, although much of the improvement was driven by government subsidies of key sectors including finance, housing and autos.

We maintained a relatively cautious positioning in the Fund, while trimming our cash position as market sentiment improved. Our cash exposure along with an overweight position in information technology, an underweight in financials and strong stock selection within industrials added to performance versus the Index. The Fund’s relative performance was constrained by an underweight position and weak selection within the consumer discretionary sector, along with an underweight in the materials sector.

DETAILS OF THE YEAR

Our process incorporates both top-down analysis and bottom-up stock selection. This helps us see larger trends that drive many of the portfolio themes, which lead in turn to sector weightings and help determine stock selection and portfolio construction.

A theme we have identified is the growing importance of managing costs within the health care industry. Medical equipment and pharmaceutical supplier McKesson Corp. is an example of this theme that worked well for the Fund. While most analysts view the company as a stodgy drug wholesaler, it has a small but profitable subsidiary that provides information technology services to the health care sector.

A major theme in the Fund has been a focus on defensive sectors that are less impacted by economic conditions. This helped performance as conditions were weak for much of the period, in particular our exposure to agricultural products giant Archer Daniels Midland Co. and leading national retail pharmacy chain Walgreen Co.

We have added a number of new positions under the theme of electrical energy generation while trimming exposure to gas utilities. Our thinking is that the trend toward greener energy sources will favor electric utilities over gas going forward. The leading contributor to performance under this theme was Cameco Corp. (Canada). Another holding under the broad “green theme” that did well was Johnson Controls, Inc. The company supplies auto parts including batteries for hybrid vehicles, and also provides energy efficient climate control systems for office buildings.

Our information technology exposure overall was a top contributor to performance, with Computer Sciences Corp., Intel Corp. and Texas Instruments Inc. noteworthy holdings.

On the downside, Lincoln National Corp. and The Hartford Financial Services Group, Inc. suffered from concerns over investment losses experienced in the insurance industry. The Dow Chemical Co. and International Paper Co. were negatively impacted by volatile commodity prices as inflation expectations gyrated throughout the period. Conglomerate General Electric Co. suffered from concerns over its financing arm, while cable giant Time Warner Inc. experienced a slowdown due to retrenchment in consumer spending. Current and future holdings are subject to risk.

OUTLOOK

Clearly, stock market investors are anticipating the next business cycle, and are expecting earnings growth to rebound from the valley of the current Great Recession. Indeed, there have been signs of improvement in finance, housing, technology and industrial production. Aggressive corporate cost cutting is setting the table for positive earnings growth as top-line sales rebound.

We subscribe to the view that the economy has begun to undergo what will be a sustained period of deleveraging as consumers repair their balance sheets. With consumer discretionary spending likely to be pinched going forward we expect a slow and erratic recovery. Key questions we are analyzing in managing the Fund include: Can housing rebound in a sustainable way without excessive government subsidies? Also: How will the extraordinary government liquidity programs that have been used to resuscitate the financial sector be unwound? Will political pressure cause these measures to be maintained beyond prudence?

Even in an environment of muted growth, there will be companies positioned to deliver attractive results aided by the shake out of weaker competitors. Our goal remains to provide returns that hold up relatively well during market corrections, while providing the potential for shareholders to participate in market rallies.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income Equity	-5.63%	5.77%	7.57%
Russell 1000 Value Index	-10.62%	0.90%	2.59%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Equity Fund are 1.16%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
McKesson Corp.	1.98%
Avon Products, Inc.	1.84%
Harris Corp.	1.76%
Computer Sciences Corp.	1.67%
Bank of America Corp.	1.64%
JPMorgan Chase & Co.	1.64%

Company	% of Fund
Hewlett-Packard Co.	1.64%
Novartis AG ADR (Switzerland)	1.64%
The Allstate Corp.	1.63%
Fluor Corp.	1.62%

17.06%

*As	of September 30, 2009, there were 77 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	securities sold short and written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Management Discussion	SEPTEMBER 30, 2009

The Wasatch-1st Source Long/Short Fund is managed by a team of Wasatch portfolio managers led by Mike Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager	OVERVIEW The Wasatch-1st Source Long/Short Fund provided a total return of 5.35% for the 12 months ended September 30, 2009. This compared to a return of -6.91% for the Fund’s benchmark, the S&P 500 Index. We are very pleased with the Fund’s positive performance over the year on both an absolute basis and relative to the Index.

In the fourth quarter of 2008, issues with the financial system translated into the real economy, causing a severe decline in the financial markets. This extended into the first quarter of 2009 as the equity markets hit new lows. The next two quarters saw much of the earlier losses recovered, as stock prices rebounded based on economic data that was less disappointing than expected. As the unprecedented government efforts to revive the financial system gained traction, it seemed that investors were ebullient over averting the worst-case scenarios. There were additional signs of economic improvement as the period progressed, driven in part by government subsidies of key sectors including finance, housing and autos.

The Fund’s long and short positions added to performance relative to the benchmark. Among the Fund’s long positions, select holdings within the energy and materials sectors were strong contributors to performance. In terms of what hurt performance, we would like to have been more aggressive in shorting stocks in the fourth quarter of 2008.

DETAILS OF THE YEAR

We generally start with a thematic approach, looking to identify sectors of the economy that are positioned to outperform over time based on some trend we have identified. Then we look at companies that fall under that theme and seek to identify those that are attractively valued and that have good fundamentals, such as strong cash flow, a strong brand or hidden assets. In choosing companies to sell short, we simply invert the analysis.

Several leading contributors were companies with characteristics that positioned them to weather an uncertain environment characterized by less-than-robust consumer spending. A good example was Cerner Corp., a provider of information technology solutions to the health care sector, an area of the economy that is in sharp focus as the country attempts to reduce escalating medical costs.

Companies that provide offshore drilling services to the oil and gas industry including Loews, ENSCO International, Inc., Noble Corp. and Atwood Oceanics, Inc. continued to benefit from increased investor confidence in the stability of their revenue backlogs. Loews is a conglomerate with insurance and hotel holdings in addition to its oil and gas exposure, and we have felt its value has not been well understood by the market. We also own shares of Loews’ property and casualty insurance subsidiary CNA Financial Corp., and CNA was one of the top contributors to performance for the period.

Several of our basic materials holdings performed well as global demand showed signs of improvement and many commodity prices increased. These included coal producer Alpha Natural Resources, Inc., steel mini-mill Nucor Corp. and fertilizer companies The Mosaic Co. and Potash Corp. of Saskatchewan, Inc.

The biggest detractor from performance for the year among our long positions was Noble International, Ltd., a supplier to the auto industry that filed for bankruptcy. Other detractors included mobile device manufacturer Nokia Corp. and computer giant Microsoft Corp., both of which suffered from the retrenchment in consumer spending and product lifecycle vagaries.

Shorting real estate investment trusts (REITs) added to the Fund’s performance as these issues fell sharply early in 2009. We continue to expect negative pressure on REITs given declining asset values and stress on revenues caused by declining occupancy and rents. Our shorting of select financial and consumer discretionary stocks was also positive for performance. Current and future holdings are subject to risk.

OUTLOOK

Looking ahead, on balance we expect that the stubborn challenges to the real economy posed by continued weakness in the housing sector and high unemployment will eventually cause further revenue and earnings challenges for many companies. However, we are cognizant of the fact that most stocks are in an upward trend and that there are marginal signs of economic improvement and recovery. As a result, we intend to maintain overall flexibility and will not be aggressive in taking short positions until we see actual weakness in the market. We expect there will be additional opportunities to short stocks within the consumer discretionary and financials sectors, as the strength of the current recovery is called into question in the upcoming year.

While we are cautious with respect to stock valuations overall, we remain excited about the prospects for many of our long positions, as high quality business models have not yet been awarded a premium in this market.

We appreciate your support over this first year that we have been part of the Wasatch organization. We look forward to helping you for many years to come as you strive to grow, protect and compound your assets.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short	5.35%	5.15%	5.35%
S&P 500 Index	-6.91%	1.02%	3.11%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.39%	2.96%	2.59%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Long/Short Fund are 1.67%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Fund
Loews Corp.	4.69%
Wal-Mart Stores, Inc.	4.20%
ENSCO International Inc.	2.91%
Akamai Technologies, Inc.	2.69%
Hasbro, Inc.	2.66%
Electronic Arts, Inc.	2.61%

Company	% of Fund
The Allstate Corp.	2.52%
Republic Services, Inc.	2.36%
Transocean Ltd.	2.34%
Noble Corp.	2.34%

29.32%

*As	of September 30, 2009, there were 47 long holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**Excludes	written options, if any.

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ††Inception: August 1, 2003. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup 3-Month U.S. Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indexes.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2009

Van R. Hoisington Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2009, the Wasatch-Hoisington U.S. Treasury Fund gained 12.49%, and outperformed the Barclays Capital U.S. Aggregate Bond Index, which returned 10.56%.

DETAILS OF THE YEAR

In the three months ended September 30, the Fund returned 5.84%, compared to 3.74% return for the Index. The yield on 30-year Treasury bonds was 4.05% at the close of the quarter, down from 4.31% a year ago. Thus, for the 12-month period, a drop in bond yields meant that the market value of the Fund increased, enhancing the coupon (interest) on the Treasury bonds held by the Fund. The lower Treasury bond yields reflected very depressed economic conditions.

OUTLOOK

The Federal Reserve reported that as of June 30, 2009 total U.S. debt was $52.8 trillion. Total U.S. debt includes government, corporate and consumer debt. Importantly, however, it does not include a few trillion dollars in “off balance sheet” financing, contingent unfunded pension plans for corporations and state and local governments, or unfunded liabilities of the U.S. government for such items as Medicare, Social Security and other programs. Currently, gross domestic product (GDP)* stands at $14.2 trillion, so there is approximately $3.73 in debt for every dollar of output in the United States, a level unprecedented in our history. Normally, debt levels as a percent of GDP would be uninteresting and immaterial; however, the current level of debt is unique in two ways. First, the value of the assets purchased by the debt is declining. Second, the money that was borrowed to purchase those assets was often fraudulently expended — neither the borrower nor the lender really expected the debt to be serviced. Rather, each party expected the asset price to rise so that when the asset was sold the proceeds would extinguish the debt.

Presently, in this worst of all post-war recessions we are witnessing the collapse of asset prices that were inflated by the speculation of earlier years. The aftermath of that speculation and its impact on the economy has been thoroughly studied prior to our present business cycle by the economists of yesteryear. The most famous of these economists was Irving Fisher (1867-1947), who in 1933 wrote about this problem of over-indebtedness (Irving Fisher, 1933, Econometrica, “The Debt-Deflation Theory of Great Depressions”). He stated that over-indebtedness was the difference between normal business cycles (recessions), and extreme business cycle fluctuations (depressions). Based on his analysis of the great depressions of 1837, 1873, and 1929 he outlined a pattern of economic developments that will take place when the debt cycle is broken. Seemingly old news, but it is interesting to apply his sequence of events to today’s economic developments as there are disturbing similarities.

The uncomfortable conclusion of Fisher’s analysis is that major business cycle fluctuations are, in fact, caused by over-indebtedness and the fall in asset prices. Our present situation appears to mirror the exact sequence of events that have occurred in previous depressions. This suggests that our current “great recession” may morph into a more serious and elongated downward business cycle.

The inflation outlook from the monetary and fiscal standpoint looks truly deflationary, yet some believe that dollar weakness will reverse this circumstance and create inflation. This is unlikely. First, our imports are about 13% of GDP, and even if the dollar were to halve in value, the price of imported goods would not only have to compete with U.S. producers, but also their price adjustment would have to offset the other 87% of factors included in the pricing indexes. Second, unlike the 1930s a 50% decline in the dollar would be difficult to engineer. Fisher recommended to Roosevelt that the U.S. should exit the gold standard, which he did in April of 1933. That was a fixed exchange rate system, and within three months the dollar lost more than 30% against the gold block countries and fell to 60% of its former value within the next five months. This spurred our exports and provided some price inflation (2.9% per year, GDP deflator**) for the next four years. Then, in 1937 the tax increases (the next policy mistake) reversed the positive growth rate of the economy and drove price levels and economic activity downward again. However, even with that small period of price increases the overall price level never recovered from the 25% decline that occurred from 1929 to 1933, and thus deflation reigned. Today, the declining dollar is a good thing in terms of our trade balance, but the modest change will be insufficient to offset the negative forces of insufficient domestic demand.

Next year, we expect the core GDP deflator to fall to at least zero. Likewise, long-term interest rates, which are highly sensitive to inflation, may continue to move toward lower levels. Longer dated Treasury interest rates could mirror those of Japan, which provides a modern signpost for a deflationary environment. Currently, the Japanese 10-year note stands at 1.3% with Japan’s 30-year bond yielding 2.1%.

Such an environment has the potential to be beneficial for patient investors in long-dated U.S. Treasury securities (maturities longer than 20 years) like those held in the Wasatch-Hoisington U.S. Treasury Fund.

Thank you for the opportunity to manage your assets.

*Gross	domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

**The	GDP deflator is a measure of the level of prices (whether they have gone up — inflation, or down — deflation) of all new, domestically produced, final goods and services in an economy. The GDP deflator is not based on a fixed basket of goods and services. The basket is allowed to change with people’s consumption patterns. Therefore, new expenditure patterns are allowed to show up in the deflator as people respond to changing prices.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	12.49%	7.90%	8.55%
Barclays Capital U.S. Aggregate Bond Index	10.56%	5.13%	6.30%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.74%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Fund
U. S. Treasury Strip, principal only	11/15/27	27.15%
U.S. Treasury Bond, 4.75%	2/15/37	17.23%
U.S. Treasury Strip, principal only	2/15/37	15.15%
U.S. Treasury Bond, 4.50%	2/15/36	11.36%
U.S. Treasury Bond, 4.25%	5/15/39	7.96%
U.S. Treasury Bond, 4.50%	5/15/38	6.98%

Holding	Maturity Date	% of Fund
U. S. Treasury Strip, principal only	5/15/39	3.50%
U.S. Treasury Bond, 5.25%	2/15/29	3.40%
U.S. Treasury Bond, 4.50%	8/15/39	3.15%
U.S. Treasury Bond, 5.375%	2/15/31	2.31%

		98.19%

*As	of September 30, 2009, there were 11 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

**Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	SEPTEMBER 30, 2009

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 8.42% during the 12-months ended September 30, 2009. Over the same time period, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 10.01%. Interest rates fell during the period adding significant price appreciation to fixed income securities.

FULL CIRCLE

Normally, the idea that interest rates fell would be a good start for explaining why bonds provided a better return than their stated coupon rate. The problem is that this has been anything but a normal year, as we all know. In managing fixed income investments over the past 20 plus years, I have seen many different market conditions — bond funds with negative returns (1994), rapidly falling interest rates (1995), illiquid bonds (Asian currency crisis 1998) and a credit crisis (2001-02). Each market taught lessons that served as a basis to help manage the portfolio in 2008-09 when all four conditions were present during various parts of the year!!

During the fourth quarter of 2008, we were seeing enormous government intervention primarily focused on providing capital to banks via the Troubled Asset Relief Program (TARP). At this time many non-traditional finance and brokerage companies did everything in their power to become banks and receive capital injections from the U.S. government.

In the first quarter of 2009, we saw more new programs aimed at unfreezing the credit markets, namely the Treasury Loan Guarantee Fund (TLGF) and the Term Asset-Backed Securities Loan Facility (TALF). TLGF put the balance sheet of the Federal Deposit Insurance Corporation (FDIC) into play as it guarantees the bonds issued under this program. TLGF did succeed in allowing banks to issue new debt, rollover maturing debt and avoid defaults.

The second quarter of 2009 was marked by the tremendous bond purchase program put in place by the Federal Reserve. During the last six months, the Federal Reserve has purchased over $1 trillion of Treasury, agency and mortgage-backed debt. That is equivalent to 10% of the value of the Barclays Capital U.S. Aggregate Bond Index.

The third quarter was when we saw credit spreads tighten to the ranges seen prior to the crisis. We have also seen the first programs put in place last year begin to expire with no disruption in the markets. This is very good news.

You might think that with all that has happened this year the markets would still be awry. But that is not the case. When you look at the current bond market and consider several points you will see why we have come “full circle.” Interest rates are starting to rise as the economy begins a very modest recovery. Credit spreads are back to levels seen prior to the summer of 2008 when government agencies Freddie Mac and Fannie Mae were placed in conservatorship. Buying and selling of bonds is again possible. Lastly, bond fund returns are again positive.

THE AFTERMATH

While it is good news that we have come full circle, many issues will challenge bond investors going forward. First, the slow recovery will still put pressure on fixed income securities and we will see more defaults, possibly even in investment grade securities. Second, the incredible amount of debt issued by the U.S. government will have unknown impacts. Finally, the Federal Reserve has implied that it will be slow to raise interest rates, meaning that rates for bonds with very short maturities will be near zero percent. The last time the Fed kept interest rates low for a long period of time we had the housing bubble as a consequence.

We remain defensive as we enter the new fiscal year. We will continue to position the Fund by employing strategies to keep interest rate risk in check, focusing on high-quality fixed income securities and keeping a close eye on inflation.

Thank you for the opportunity to manage your assets.

CFA® is a registered trademark of CFA Institute.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	SEPTEMBER 30, 2009

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income Fund	8.42%	3.90%	4.89%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	10.01%	4.68%	5.90%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2009 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.82%. The expense ratio shown elsewhere in this report may be higher. Total Annual Fund Operating Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. The Net Expense includes any reimbursement by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Fund
U.S. Treasury Note, 3.75%	11/15/18	4.70%
U.S. Treasury Note, 1.625%	1/15/18	4.35%
U.S. Treasury Note, 4.25%	8/15/15	3.80%
Federal Home Loan Mortgage Corp., 5.50%, Series R010, Class AB	12/15/19	2.05%
Government National Mortgage Assoc., 5.00%, Class A	9/16/31	1.63%
Federal Home Loan Bank, 5.00%	9/14/12	1.48%

Holding	Maturity Date	% of Fund
Federal National Mortgage Assoc., 4.375%	7/17/13	1.42%
Citibank Credit Card Issuance Trust, 5.45%, Series 2006-A4, Class A4	5/10/13	1.39%
iShares iBoxx Investment Grade Corporate Bond Fund		1.30%
Federal Home Loan Mortgage Corp., 5.50%	3/28/16	1.29%

		23.41%

*As	of September 30, 2009, there were 168 holdings in the Fund. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

**Collateralized	Mortgage Obligations

†Also	includes Other Assets and Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes that you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2009.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SEPTEMBER 30, 2009

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2009	End of Period September 30, 2009
Core Growth Fund
Actual	$1,000.00	$1,488.20	$7.98	1.28%
Hypothetical (5% before expenses)	$1,000.00	$1,018.65	$6.48	1.28%

Emerging Markets Small Cap Fund
Actual	$1,000.00	$1,914.60	$15.34	2.10%
Hypothetical (5% before expenses)	$1,000.00	$1,014.54	$10.61	2.10%

Global Opportunities Fund
Actual	$1,000.00	$1,536.40	$14.31	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Global Science & Technology Fund
Actual	$1,000.00	$1,486.60	$12.16	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%

Heritage Growth Fund
Actual	$1,000.00	$1,362.70	$5.63	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

Heritage Value Fund
Actual	$1,000.00	$1,277.70	$5.42	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

International Growth Fund
Actual	$1,000.00	$1,673.90	$12.87	1.92%
Hypothetical (5% before expenses)	$1,000.00	$1,015.44	$9.70	1.92%

International Opportunities Fund
Actual	$1,000.00	$1,713.00	$15.30	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%

Micro Cap Fund
Actual	$1,000.00	$1,479.10	$13.61	2.19%
Hypothetical (5% before expenses)	$1,000.00	$1,014.09	$11.06	2.19%

Micro Cap Value Fund[1]
Actual	$1,000.00	$1,688.00	$15.30	2.27%
Hypothetical (5% before expenses)	$1,000.00	$1,013.69	$11.46	2.27%

Small Growth Fund
Actual	$1,000.00	$1,431.60	$7.56	1.24%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.28	1.24%

Small Cap Value Fund
Actual	$1,000.00	$1,580.50	$12.16	1.88%
Hypothetical (5% before expenses)	$1,000.00	$1,015.64	$9.50	1.88%

Strategic Income Fund[1]
Actual	$1,000.00	$1,353.40	$6.08	1.03%
Hypothetical (5% before expenses)	$1,000.00	$1,019.90	$5.22	1.03%

Ultra Growth Fund
Actual	$1,000.00	$1,483.00	$10.89	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.29	$8.85	1.75%

Wasatch-1st Source Income Equity Fund
Actual	$1,000.00	$1,305.00	$6.41	1.11%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.62	1.11%

Wasatch-1st Source Long/Short Fund
Actual	$1,000.00	$1,272.00	$10.99	1.93%
Hypothetical (5% before expenses)	$1,000.00	$1,015.39	$9.75	1.93%

U.S. Treasury Fund
Actual	$1,000.00	$942.50	$3.65	0.75%
Hypothetical (5% before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

Wasatch-1st Source Income Fund
Actual	$1,000.00	$1,046.80	$4.26	0.83%
Hypothetical (5% before expenses)	$1,000.00	$1,020.91	$4.20	0.83%

*Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

1 The annualized expense ratio includes dividend payments for securities sold short and/or line of credit interest fees. Excluding these items the annualized expense ratio would have been 2.25% and .95% for the Micro Cap Value and Strategic Income funds respectively. Dividend payments for securities sold short and line of credit interest fees are not a reimbursable expense under the contractual agreement between the Fund and the Advisor.

WASATCH CORE GROWTH FUND (WGROX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.1%

	Agricultural Products 1.9%
5,388,871	Chaoda Modern Agriculture Holdings Ltd. (China)	$3,275,022
5,348,400	China Green Holdings Ltd. (China)	4,547,836

		7,822,858

	Airlines 1.5%
164,349	Allegiant Travel Co.*	6,260,053

	Apparel, Accessories & Luxury Goods 2.3%
3,831,042	Ports Design Ltd. (China)	9,570,128

	Application Software 1.2%
299,300	Tyler Technologies, Inc.*	5,115,037

	Asset Management & Custody Banks 5.3%
45,994	Affiliated Managers Group, Inc.*	2,990,070
434,364	SEI Investments Co.	8,548,283
880,060	Solar Capital, LLC** *** †	7,304,498
96,720	Waddell & Reed Financial, Inc., Class A	2,751,684

		21,594,535

	Automotive Retail 3.4%
154,141	Monro Muffler Brake, Inc.	4,900,143
244,674	O’Reilly Automotive, Inc.*	8,842,518

		13,742,661

	Construction & Engineering 0.9%
87,693	URS Corp.*	3,827,799

	Consumer Finance 2.6%
462,099	Dollar Financial Corp.*	7,402,826
187,235	First Cash Financial Services, Inc.*	3,207,336

		10,610,162

	Data Processing & Outsourced Services 5.2%
170,125	Alliance Data Systems Corp.*	10,391,235
422,485	Fidelity National Information Services, Inc.	10,777,592

		21,168,827

	Distributors 1.6%
356,855	LKQ Corp.*	6,616,092

	Diversified Banks 1.7%
338,626	Axis Bank Ltd. (India)	6,934,776

	Diversified Support Services 5.5%
554,517	Copart, Inc.*	18,415,510
390,471	LPS Brasil-Consultoria de Imoveis S.A.* (Brazil)	4,058,821

		22,474,331

	Environmental & Facilities Services 2.0%
285,940	Waste Connections, Inc.*	8,252,228

	Footwear 1.0%
26,994,340	China Hongxing Sports Ltd. (China)	4,026,287

	Health Care Distributors 3.0%
572,177	PSS World Medical, Inc.*	12,490,624

	Health Care Facilities 6.0%
874,542	Emeritus Corp.*	19,196,197
204,740	VCA Antech, Inc.*	5,505,459

		24,701,656

	Health Care Services 4.0%
298,794	MEDNAX, Inc.*	16,409,766

Shares		Value

	Homefurnishing Retail 3.2%
498,035	Aaron’s, Inc.	$13,148,124

	Industrial Machinery 2.4%
127,675	Graco, Inc.	3,558,302
218,330	IDEX Corp.	6,102,324

		9,660,626

	Insurance Brokers 1.7%
358,065	Brown & Brown, Inc.	6,860,525

	Internet Software & Services 1.5%
204,181	DealerTrack Holdings, Inc.*	3,861,063
179,210	ValueClick, Inc.*	2,363,780

		6,224,843

	IT Consulting & Other Services 1.9%
204,950	Cognizant Technology Solutions Corp., Class A*	7,923,367

	Leisure Facilities 3.4%
501,558	Life Time Fitness, Inc.*	14,068,702

	Leisure Products 1.4%
251,314	Pool Corp.	5,584,197

	Life Sciences Tools & Services 2.4%
451,515	Pharmaceutical Product Development, Inc.	9,906,239

	Mortgage REITs 3.4%
478,290	Annaly Capital Management, Inc.	8,676,181
349,406	Redwood Trust, Inc.	5,415,793

		14,091,974

	Oil & Gas Equipment & Services 2.8%
130,265	Dril-Quip, Inc.*	6,466,355
527,770	TETRA Technologies, Inc.*	5,114,091

		11,580,446

	Oil & Gas Exploration & Production 2.1%
354,375	Petrohawk Energy Corp.*	8,579,419

	Personal Products 1.7%
218,015	Herbalife Ltd.	7,137,811

	Research & Consulting Services 3.9%
262,493	CRA International, Inc.*	7,163,434
511,532	Resources Connection, Inc.*	8,726,736

		15,890,170

	Semiconductors 4.3%
133,940	Hittite Microwave Corp.*	4,926,313
387,065	Melexis N.V. (Belgium)	3,938,713
507,309	Micrel, Inc.	4,134,568
95,913	Silicon Laboratories, Inc.*	4,446,527

		17,446,121

	Specialized Finance 2.4%
10,861	Crisil Ltd. (India)	908,806
294,430	MSCI, Inc., Class A*	8,721,016

		9,629,822

	Specialty Stores 1.2%
271,425	Hibbett Sports, Inc.*	4,948,078

	Thrifts & Mortgage Finance 1.3%
90,280	Housing Development Finance Corp. Ltd. (India)	5,235,227

	Trading Companies & Distributors 2.7%
151,922	MSC Industrial Direct Co., Inc, Class A*	6,620,761
391,893	Rush Enterprises, Inc., Class B*	4,267,715

		10,888,476

SEPTEMBER 30, 2009

Shares		Value

	Trucking 1.3%
179,335	Old Dominion Freight Line, Inc.*	$5,457,164

	Total Common Stocks (cost $356,287,719)	385,879,151

	PREFERRED STOCKS 1.3%

	Regional Banks 1.3%
1,062,475	Banco Daycoval S.A. Pfd. (Brazil)	5,170,341

	Total Preferred Stocks (cost $7,702,883)	5,170,341

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.1%

	Repurchase Agreement 5.1%
$20,923,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $21,560,000 of United States Treasury Notes 2.625% due 2/29/16; value: $21,344,400; repurchase proceeds: $20,923,006 (cost $20,923,000)	$20,923,000

	Total Short-Term Investments (cost $20,923,000)	20,923,000

	Total Investments (cost $384,913,602) 100.5%	411,972,492

	Liabilities less Other Assets (0.5)%	(2,023,462)

	NET ASSETS 100.0%	$409,949,030

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.0
Brazil	2.4
China	5.5
India	3.3
United States	87.8

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.9%

	Aerospace & Defense 2.0%
31,620	Bharat Electronics Ltd. (India)	$1,008,152

	Agricultural Products 1.6%
736,609	Chaoda Modern Agriculture Holdings Ltd. (China)	447,665
434,065	China Green Holdings Ltd. (China)	369,093

		816,758

	Air Freight & Logistics 1.7%
1,788,389	Aramex PJSC* (United Arab Emirates)	861,827

	Aluminum 1.1%
911,000	Midas Holdings Ltd. (Singapore)	553,219

	Apparel Retail 1.2%
103,100	Padini Holdings Berhad (Malaysia)	89,367
88,670	Truworths International Ltd. (South Africa)	501,628

		590,995

	Apparel, Accessories & Luxury Goods 2.7%
199,295	Anta Sports Products Ltd. (China)	246,867
366,815	China Dongxiang Group Co. (China)	243,279
361,595	Ports Design Ltd. (China)	903,282

		1,393,428

	Application Software 0.6%
1,694,255	Kingdee International Software Group Co. Ltd. (China)	286,382

	Brewers 1.2%
42,730	Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	466,459
62,000	Guinness Anchor Berhad (Malaysia)	123,606

		590,065

	Broadcasting 0.8%
575,000	BEC World Public Co. Ltd. (Thailand)	388,955

	Building Products 0.4%
934,000	Home Product Center Public Co. Ltd. (Thailand)	216,657

	Coal & Consumable Fuels 2.1%
230,180	PT Indo Tambangraya Megah (Indonesia)	577,534
341,400	Tambang Batubara Bukit Asam Tbk PT (Indonesia)	498,059

		1,075,593

	Construction & Engineering 1.5%
62,570	Aveng Ltd. (South Africa)	360,220
34,615	Heerim Architects & Planners (Korea)	376,042

		736,262

	Construction Materials 6.0%
63,515	Adana Cimento Sanayii Turk Anonim Sirketi (Turkey)	258,939
1,236	Ceramic Industries Ltd. (South Africa)	16,025
218,700	Corp Moctezuma S.A.B de C.V. (Mexico)	437,343
1,140	HOLCIM Maroc S.A. (Morocco)	277,912
129,735	Pretoria Portland Cement Co. Ltd. (South Africa)	585,426
237,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	259,928
1,049,280	PT Semen Gresik (Persero) Tbk (Indonesia)	683,959
7,900	Shree Cement Ltd. (India)	271,512
15,600	Ultra Tech Cement Ltd. (India)	259,303

		3,050,347

	Consumer Finance 1.3%
184,805	Banco Compartamos S.A. de C.V. (Mexico)	674,793

Shares		Value

	Department Stores 4.2%
437,170	Golden Eagle Retail Group Ltd. (China)	$732,184
42,495	Lojas Renner S.A. (Brazil)	746,864
6,726,400	PT Ramayana Lestari Sentosa Tbk (Indonesia)	452,370
595,000	Robinson Department Store Public Co. Ltd. (Thailand)	190,557

		2,121,975

	Distillers & Vintners 0.4%
22,650	Distell Group Ltd. (South Africa)	189,763

	Diversified Banks 4.6%
294,020	Allahabad Bank Ltd. (India)	730,390
311,380	Asya Katilim Bankasi AS* (Turkey)	650,457
39,860	Bank of Baroda (India)	399,138
36,220	Commercial International Bank GDR (Egypt)	371,979
37,310	National Societe Generale Bank (Egypt)	192,043

		2,344,007

	Diversified Metals & Mining 0.6%
18,555	Hindustan Zinc Ltd. (India)	318,797

	Drug Retail 0.4%
27,000	Corporativo Fragua S.A.B., Class B (Mexico)	207,973

	Education Services 0.8%
2,080	MegaStudy Co. Ltd. (Korea)	428,093

	Electrical Components & Equipment 3.0%
14,600	Voltamp Transformers Ltd. (India)	252,423
591,990	Wasion Group Holdings Ltd. (China)	516,365
426,240	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	744,678

		1,513,466

	Electronic Equipment & Instruments 0.5%
140,000	Chroma ATE, Inc. (Taiwan)	273,050

	Environmental & Facilities Services 0.6%
10,550	Korea Plant Service & Engineering Co. Ltd. (Korea)	290,108

	Food Retail 5.5%
17,125	BIM Birlesik Magazalar AS (Turkey)	698,155
1,450,930	CP ALL PCL (Thailand)	872,903
103,270	Eurocash S.A. (Poland)	502,985
30,515	Magnit OJSC GDR (Russia)	418,056
37,135	Shoprite Holdings Ltd. (South Africa)	306,472

		2,798,571

	Gas Utilities 0.9%
134,280	Indraprastha Gas Ltd.* (India)	455,835

	Gold 0.8%
55,585	Kingsgate Consolidated Ltd. (Australia)	399,207

	Health Care Equipment 0.3%
4,915	Mindray Medical International Ltd. ADR (China)	160,426

	Health Care Facilities 0.8%
324,930	KPJ Healthcare Berhad (Malaysia)	386,799

	Health Care Supplies 1.5%
232,190	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	766,971

	Heavy Electrical Equipment 0.4%
97,000	China High Speed Transmission Equipment Group Co. Ltd. (China)	199,005

SEPTEMBER 30, 2009

Shares		Value

	Highways & Railtracks 1.4%
3,758,555	PT Jasa Marga (Indonesia)	$727,211

	Home Entertainment Software 1.2%
2,240	NCsoft Corp. (Korea)	321,290
5,825	Shanda Interactive Entertainment Ltd. ADR* (China)	298,240

		619,530

	Home Improvement Retail 1.9%
3,893,750	Ace Hardware Indonesia (Indonesia)	495,532
46,225	Cashbuild Ltd. (South Africa)	465,480

		961,012

	Hotels, Resorts & Cruise Lines 0.5%
704,335	Minor International PCL (Thailand)	261,411

	Industrial Gases 0.9%
167,205	African Oxygen Ltd. (South Africa)	456,267

	Industrial Machinery 4.7%
52,035	AIA Engineering Ltd. (India)	337,002
1,338,930	China Automation Group Ltd. (China)	687,601
55,910	Cummins India Ltd. (India)	406,264
4,170	Duoyuan Global Water, Inc. ADR* (China)	138,861
24,515	Thermax India Ltd. (India)	278,326
55,340	Weg S.A. (Brazil)	528,584

		2,376,638

	Investment Banking & Brokerage 0.8%
38,110	Egyptian Financial Group-Hermes Holding GDR (Egypt)	402,060

	Life & Health Insurance 1.0%
63,800	Amil Participacoes S.A. (Brazil)	350,544
39,930	Discovery Holdings Ltd. (South Africa)	155,202

		505,746

	Managed Health Care 0.8%
19,235	OdontoPrev S.A. (Brazil)	391,285

	Marine Ports & Services 1.8%
779,749	International Container Terminal Services, Inc. (Philippines)	362,062
70,290	Santos Brasil Participacoes S.A.** (Brazil)	556,433

		918,495

	Motorcycle Manufacturers 0.6%
9,000	Bajaj Auto Ltd. (India)	279,654

	Oil & Gas Exploration & Production 2.6%
208,550	Afren plc* (United Kingdom)	267,585
87,295	Dragon Oil plc* (Ireland)	540,649
48,055	Gran Tierra Energy, Inc.*	199,909
63,285	JKX Oil and Gas plc (United Kingdom)	280,986

		1,289,129

	Other Diversified Financial Services 0.5%
13,360	Intergroup Financial Services Corp. (Peru)	247,160

	Packaged Foods & Meats 0.5%
25,400	Nestle (Malaysia) Berhad (Malaysia)	253,193

	Personal Products 1.5%
19,200	Colgate-Palmolive (India) Ltd. (India)	252,527
168,485	Dabur India Ltd. (India)	498,748

		751,275

Shares		Value

	Pharmaceuticals 3.2%
35,500	Egypt International Pharmaceutical Industries Co. (Egypt)	$224,214
197,800	Genomma Lab Internacional S.A.* (Mexico)	262,381
38,305	Pharmstandard GDR* (Russia)	690,256
53,990	Piramal Healthcare Ltd. (India)	430,304

		1,607,155

	Precious Metals & Minerals 0.6%
63,500	Northam Platinum Ltd. (South Africa)	278,935

	Railroads 1.0%
20,005	Container Corp. of India (India)	497,661

	Restaurants 2.1%
281,570	Ajisen China Holdings Ltd. (China)	250,687
216,400	Alsea de Mexico S.A.B. de C.V.* (Mexico)	139,600
231,600	FUJI Food & Catering Services Holdings Ltd.* *** (China)	114,864
271,700	Jollibee Foods Corp. (Philippines)	283,857
112,780	KFC Holdings (Malaysia) Berhad (Malaysia)	247,653

		1,036,661

	Soft Drinks 1.8%
128,910	Coca-Cola Icecek AS (Turkey)	912,099

	Specialized Finance 5.1%
71,620	BM&F BOVESPA S.A. (Brazil)	529,273
653,100	Bolsa Mexicana de Valores S.A., Series A (Mexico)*	807,804
5,281	Crisil Ltd. (India)	451,018
93,445	JSE Ltd. (South Africa)	771,193

		2,559,288

	Specialty Chemicals 1.1%
8,320	Asian Paints Ltd. (India)	243,132
108,390	China Steel Chemical Corp. (Taiwan)	288,608

		531,740

	Specialty Stores 1.0%
28,500	Dufry South America Ltd. (Brazil)	482,835

	Steel 1.7%
152,320	Sesa Goa Ltd. (India)	841,314

	Technology Distributors 0.5%
1,867,300	Inspur International Ltd. (China)	245,759

	Thrifts & Mortgage Finance 1.5%
48,505	LIC Housing Finance Ltd. (India)	778,571

	Tobacco 2.4%
13,010	Eastern Tobacco (Egypt)	314,018
500	Phillip Morris CR a.s. (Czech Republic)	255,088
425,000	PT Gudang Garam Tbk (Indonesia)	655,199

		1,224,305

	Water Utilities 0.7%
1,153,400	Manila Water Co., Inc. (Philippines)	377,326

	Total Common Stocks (cost $38,887,651)	46,911,194

	PREFERRED STOCKS 4.5%

	Diversified Banks 2.7%
121,400	Banco do Estado do Rio Grande do Sul S.A., Series B Pfd (Brazil)	748,768
91,000	Banco Industrial e Comercial S.A. (Bic Banco) Pfd. (Brazil)	597,312

		1,346,080

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Shares		Value

	Fertilizers & Agricultural Chemicals 0.7%
35,550	Fertilizantes Fosfatados S.A. Pfd.* (Brazil)	$368,123

	Regional Banks 1.1%
110,445	Banco Daycoval S.A. Pfd. (Brazil)	537,460

	Total Preferred Stocks (cost $1,690,535)	2,251,663

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$1,066,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $1,100,000 of United States Treasury Notes 2.625% due 2/29/16; value: $1,089,000; repurchase proceeds: $1,066,000 (cost $1,066,000)	$1,066,000

	Total Short-Term Investments (cost $1,066,000)	1,066,000

	Total Investments (cost $41,644,186) 99.5%	50,228,857

	Other Assets less Liabilities 0.5%	260,515

	NET ASSETS 100.0%	$50,489,372

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.8
Brazil	11.9
China	15.0
Czech Republic	0.5
Egypt	3.1
India	18.3
Indonesia	8.8
Ireland	1.1
Korea	2.9
Malaysia	2.2
Mexico	5.1
Morocco	0.6
Peru	0.5
Philippines	2.1
Poland	1.0
Russia	2.3
Singapore	1.1
South Africa	8.3
Taiwan	1.1
Thailand	3.9
Turkey	6.1
United Arab Emirates	1.8
United Kingdom	1.1
United States	0.4

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments	SEPTEMBER 30, 2009

Shares		Value

	COMMON STOCKS 86.0%

	Advertising 0.3%
8,350	1000mercis* (France)	$336,206

	Aerospace & Defense 0.3%
10,800	Bharat Electronics Ltd. (India)	344,341

	Agricultural Products 0.5%
718,920	Chaoda Modern Agriculture Holdings Ltd. (China)	436,915
152,000	China Green Holdings Ltd. (China)	129,248

		566,163

	Air Freight & Logistics 0.7%
1,549,400	Aramex PJSC* (United Arab Emirates)	746,658
2,200	Forward Air Corp.	50,930
83,000	Goodpack Ltd. (Singapore)	59,541

		857,129

	Airlines 0.1%
3,200	Allegiant Travel Co.*	121,888

	Alternative Carriers 0.1%
6,800	Neutral Tandem, Inc.*	154,768

	Aluminum 0.2%
386,000	Midas Holdings Ltd. (Singapore)	234,405

	Apparel Retail 0.9%
1,020	Camaieu (France)	246,402
34,600	Esprit Holdings Ltd. (Hong Kong)	232,153
8,900	JOS. A. Bank Clothiers, Inc.*	398,453
18,700	KappAhl Holding AB (Sweden)	133,228

		1,010,236

	Apparel, Accessories & Luxury Goods 4.8%
466,000	Anta Sports Products Ltd. (China)	577,235
4,250	Bijou Brigitte AG (Germany)	762,149
20,800	Billabong International Ltd. (Australia)	220,222
845,000	China Dongxiang Group Co. (China)	560,422
5,900	Fossil, Inc.*	167,855
19,700	Gerry Weber International AG (Germany)	653,888
48,000	Li Ning Co. Ltd. (China)	148,025
17,453	Odd Molly International AB (Sweden)	265,735
464,000	Ports Design Ltd. (China)	1,159,095
154,400	Ted Baker plc (United Kingdom)	1,068,296
5,000	Volcom, Inc.*	82,400

		5,665,322

	Application Software 1.6%
2,500	Aveva Group plc (United Kingdom)	36,714
4,000	Computer Modelling Group Ltd. (Canada)	58,489
3,600	FactSet Research Systems, Inc.	238,464
2,296,000	Kingdee International Software Group Co. Ltd. (China)	388,096
13,704	Longtop Financial Technologies Ltd. ADR* (China)	390,016
2,450	SimCorp A/S (Denmark)	502,586
13,635	Tyler Technologies, Inc.*	233,022

		1,847,387

Shares		Value

	Asset Management & Custody Banks 1.8%
6,000	Artio Global Investors, Inc.*	$156,900
1,000	Bank of New York Mellon Corp.	28,990
4,000	Diamond Hill Investment Group, Inc.*	231,880
7,700	Eaton Vance Corp.	215,523
41,800	SEI Investments Co.	822,624
692	T. Rowe Price Group, Inc.	31,624
47,109	Treasury Group Ltd. (Australia)	230,682
8,645	Waddell & Reed Financial, Inc., Class A	245,950
4,000	Westwood Holdings Group, Inc.	138,800

		2,102,973

	Auto Parts & Equipment 0.0%
1,235,000	Norstar Founders Group Ltd.* *** (Hong Kong)	29,082

	Automotive Retail 0.6%
50,000	Halfords Group plc (United Kingdom)	281,557
11,500	O’Reilly Automotive, Inc.*	415,610

		697,167

	Biotechnology 0.7%
31,915	Orexigen Therapeutics, Inc.*	314,363
2,311,981	Sino Biopharmaceutical Ltd. (China)	533,989

		848,352

	Communications Equipment 0.9%
16,050	Riverbed Technology, Inc.*	352,458
27,575	Tandberg ASA (Norway)	660,562

		1,013,020

	Computer Storage & Peripherals 0.8%
38,000	Intevac, Inc.*	510,720
185	Wacom Co. Ltd. (Japan)	441,105

		951,825

	Construction & Engineering 0.7%
22,500	Heerim Architects & Planners (Korea)	244,430
37,000	Lycopodium Ltd. (Australia)	89,448
195,000	Rotary Engineering Ltd. (Singapore)	159,274
39,800	SWECO AB (Sweden)	331,576

		824,728

	Construction & Farm Machinery & Heavy Trucks 0.2%
2,800	Faiveley S.A. (France)	240,771

	Construction Materials 0.5%
80,500	Corp Moctezuma S.A.B de C.V. (Mexico)	160,979
52,000	Pretoria Portland Cement Co. Ltd. (South Africa)	234,649
375,000	PT Semen Gresik (Persero) Tbk (Indonesia)	244,439

		640,067

	Consumer Finance 1.1%
66,000	Banco Compartamos S.A. de C.V. (Mexico)	240,991
24,516	Dollar Financial Corp.*	392,746
27,400	First Cash Financial Services, Inc.*	469,362
24,700	United PanAm Financial Corp.*	85,215
5,900	World Acceptance Corp.*	148,739

		1,337,053

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Data Processing & Outsourced Services 3.5%
53,700	Cia Brasileira de Meios de Pagamentos (Brazil)	$534,189
20,700	DIBS Payment Services AB* (Sweden)	171,710
10,800	Fidelity National Information Services, Inc.	275,508
5,300	NeuStar, Inc., Class A*	119,780
40,900	Redecard S.A. (Brazil)	630,655
4,050	Syntel, Inc.	193,306
184,950	Wirecard AG (Germany)	2,204,268

		4,129,416

	Department Stores 0.2%
12,400	Lojas Renner S.A. (Brazil)	217,934

	Distributors 0.3%
18,200	LKQ Corp.*	337,428

	Diversified Banks 1.4%
195,039	Allahabad Bank Ltd. (India)	484,506
22,100	Axis Bank Ltd. (India)	452,590
1,030	HDFC Bank Ltd. ADR (India)	121,921
5,300	ICICI Bank Ltd. ADR (India)	204,368
81,800	Union Bank of India Ltd. (India)	407,512

		1,670,897

	Diversified Support Services 0.6%
12,700	Copart, Inc.*	421,767
150	Prestige International, Inc. (Japan)	253,651

		675,418

	Drug Retail 1.1%
58,035	Create SD Holdings Co. Ltd. (Japan)	1,339,120

	Education Services 1.5%
14,400	Apollo Group, Inc., Class A*	1,060,848
5,275	Capella Education Co.*	355,218
12,900	Kroton Educacional S.A.** (Brazil)	115,259
1,150	MegaStudy Co. Ltd. (Korea)	236,686

		1,768,011

	Electrical Components & Equipment 0.6%
6,100	Emerson Electric Co.	244,488
265,000	Wasion Group Holdings Ltd. (China)	231,147
147,000	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	256,821

		732,456

	Electronic Components 0.4%
12,084	Amphenol Corp., Class A	455,325

	Electronic Equipment & Instruments 0.6%
600	KEYENCE Corp. (Japan)	128,280
27,400	Rotork plc (United Kingdom)	495,474
16,675	Viscom AG* (Germany)	71,779

		695,533

	Electronic Manufacturing Services 0.6%
173,000	Ju Teng International Holdings Ltd. (China)	146,435
17,500	TTM Technologies, Inc.*	200,725
48,000	Venture Corp. Ltd. (Singapore)	306,488

		653,648

	Environmental & Facilities Services 0.1%
8,300	Daiseki Co. Ltd. (Japan)	163,761

Shares		Value

	Food Retail 1.1%
948,000	BreadTalk Group Ltd. (Singapore)	$350,126
18,600	Daikokutenbussan Co. Ltd. (Japan)	405,339
11,700	Ozeki Co. Ltd. (Japan)	486,468

		1,241,933

	Footwear 0.5%
3,715,000	China Hongxing Sports Ltd. (China)	554,103

	General Merchandise Stores 0.7%
16,200	Dollar Tree, Inc.*	788,616

	Gold 0.1%
10,000	Petropavlovsk plc* (United Kingdom)	144,776

	Health Care Distributors 0.3%
9,300	MWI Veterinary Supply, Inc.*	371,535

	Health Care Equipment 6.0%
21,000	Abaxis, Inc.*	561,750
34,950	Audika (France)	1,084,847
41,800	Cardica, Inc.*	63,118
80,000	Cardica, Inc. PIPE* *** †	106,304
59,100	Cyberonics, Inc.*	942,054
28,400	DiaSorin S.p.A (Italy)	956,383
4,400	Edwards Lifesciences Corp.*	307,604
3,100	IDEXX Laboratories, Inc.*	155,000
6,627,900	LMA International N.V.* (Singapore)	1,035,646
5,150	Nakanishi, Inc. (Japan)	453,517
30,600	Somanetics Corp.*	493,272
4,500	St. Jude Medical, Inc.*	175,545
24,100	STRATEC Biomedical Systems AG (Germany)	750,534

		7,085,574

	Health Care Facilities 1.7%
43,561	AmSurg Corp.*	924,800
67,750	NovaMed, Inc.*	306,907
479,000	Raffles Medical Group Ltd. (Singapore)	462,687
11,200	VCA Antech, Inc.*	301,168

		1,995,562

	Health Care Services 2.0%
8,100	Bio-Reference Laboratories, Inc.*	278,640
8,112	CorVel Corp.*	230,381
12,400	Genoptix, Inc.*	431,272
34,642	Healthways, Inc.*	530,715
14,500	LHC Group, Inc.*	433,985
7,700	MEDNAX, Inc.*	422,884

		2,327,877

	Health Care Supplies 1.5%
76,125	Abcam plc (United Kingdom)	1,058,898
3,800	ICU Medical, Inc.*	140,068
101,500	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	335,275
10,000	Standard Diagnostics, Inc. (Korea)	212,179

		1,746,420

	Health Care Technology 0.2%
29,000	RaySearch Laboratories AB* (Sweden)	107,471
5,535	Vital Images, Inc.*	69,298

		176,769

	Home Entertainment Software 1.0%
145	GameOn Co. Ltd. (Japan)	146,115
30,300	Hudson Soft Co. Ltd. (Japan)	169,891
235,000	Kingsoft Corp. Ltd. (China)	220,747
5,000	Perfect World Co. Ltd., Class B ADR* (China)	240,500
15,440	Shanda Games Ltd. ADR* (China)	180,648
4,200	Shanda Interactive Entertainment Ltd. ADR* (China)	215,040

		1,172,941

SEPTEMBER 30, 2009

Shares		Value

	Home Improvement Retail 1.4%
2,350,000	Ace Hardware Indonesia (Indonesia)	$299,069
22,000	Cashbuild Ltd. (South Africa)	221,537
26,500	Clas Ohlson AB (Sweden)	473,901
14,200	Lumber Liquidators, Inc.*	307,998
67,100	Swedol AB, Class B (Sweden)	318,060

		1,620,565

	Homefurnishing Retail 0.2%
10,000	Aaron’s, Inc.	264,000

	Household Appliances 0.3%
2,500	Rational AG (Germany)	350,261

	Household Products 0.1%
27,000	Kimberly-Clark de Mexico S.A.B de C.V. (Mexico)	112,005

	Human Resource & Employment Services 1.7%
130	Benefit One, Inc. (Japan)	110,422
156,800	Michael Page International plc (United Kingdom)	838,841
34,200	Robert Half International, Inc.	855,684
50,700	Sthree plc (United Kingdom)	209,950

		2,014,897

	Industrial Machinery 2.5%
3,200	Burckhardt Compression Holding AG (Switzerland)	524,919
921,000	China Automation Group Ltd. (China)	472,975
16,145	China Valves Technology, Inc.*	116,890
3,300	Danaher Corp.	222,156
9,905	Duoyuan Global Water, Inc. ADR* (China)	329,836
6,700	Graco, Inc.	186,729
6,000	Illinois Tool Works, Inc.	256,260
5,500	Konecranes Oyj (Finland)	156,869
35,000	ODIM ASA (Norway)	197,028
6,900	technotrans AG* (Germany)	60,515
41,100	Weg S.A. (Brazil)	392,569

		2,916,746

	Insurance Brokers 0.5%
29,000	Brown & Brown, Inc.	555,640

	Internet Retail 0.9%
111,655	ASOS plc* (United Kingdom)	624,818
215	START TODAY Co. Ltd. (Japan)	432,588

		1,057,406

	Internet Software & Services 1.1%
6,500	Daum Communications Corp.* (Korea)	299,003
135	Macromill, Inc. (Japan)	202,402
4,800	NetEase.com, Inc. ADR* (China)	219,264
30,600	Neurones (France)	312,725
6,115	VistaPrint N.V.*	310,336

		1,343,730

	Investment Banking & Brokerage 0.4%
7,300	Charles Schwab Corp. (The)	139,795
95	GCA Savvian Group Corp. (Japan)	119,663
13,100	optionsXpress Holdings, Inc.	226,368

		485,826

Shares		Value

	IT Consulting & Other Services 1.9%
16,075	Alten* (France)	$431,890
9,000	Cognizant Technology Solutions Corp., Class A*	347,940
15,000	Connecta AB (Sweden)	122,811
830,000	CSE Global Ltd. (Singapore)	468,660
320	Future Architect, Inc. (Japan)	135,548
50,800	HiQ International AB (Sweden)*	215,257
8,700	Infosys Technologies Ltd. ADR (India)	421,863
14,470	Yucheng Technologies Ltd.* (China)	103,750

		2,247,719

	Leisure Products 0.3%
8,700	Pool Corp.	193,314
3,500	Shimano, Inc. (Japan)	151,377

		344,691

	Life Sciences Tools & Services 3.7%
1,020	CMIC Co. Ltd.* (Japan)	281,520
5,100	Covance, Inc.*	276,165
210	EPS Co. Ltd. (Japan)	873,147
28,800	ICON plc ADR* (Ireland)	705,312
103,700	Life Sciences Research, Inc.*	825,452
2,100	MorphoSys AG* (Germany)	52,578
43,200	Pharmaceutical Product Development, Inc.	947,808
2,700	Techne Corp.	168,885
3,300	Waters Corp.*	184,338

		4,315,205

	Managed Health Care 0.4%
9,200	AMERIGROUP Corp.*	203,964
10,800	OdontoPrev S.A. (Brazil)	219,697

		423,661

	Mortgage REITs 0.2%
9,500	Annaly Capital Management, Inc.	172,330

	Multi-Line Insurance 0.3%
13,900	HCC Insurance Holdings, Inc.	380,165

	Oil & Gas Drilling 0.4%
27,000	Cathedral Energy Services Income Trust** (Canada)	99,205
43,000	China Oilfield Services Ltd., Series H (China)	40,226
43,400	Phoenix Technology Income Fund** (Canada)	314,463

		453,894

	Oil & Gas Equipment & Services 1.5%
311,000	Anhui Tianda Oil Pipe Co. Ltd., Class H (China)	111,157
1,071,915	Anton Oilfield Services Group (China)	94,051
900	Core Laboratories N.V.	92,781
12,000	Gulf Island Fabrication, Inc.	224,880
47,800	Lamprell plc (United Arab Emirates)	132,750
24,900	Pason Systems, Inc. (Canada)	289,833
15,000	Petrofac Ltd. (United Kingdom)	236,829
8,000	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	383,842
14,100	TGS-NOPEC Geophysical Co. ASA* (Norway)	211,257
2,000	Wellstream Holdings plc (United Kingdom)	19,506

		1,796,886

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 1.0%
191,000	Afren plc* (United Kingdom)	$245,068
62,000	Dragon Oil plc* (Ireland)	377,680
41,600	Gran Tierra Energy, Inc.*	173,056
27,500	JKX Oil and Gas plc (United Kingdom)	122,100
6,500	Petrominerales Ltd.* (Canada)	86,841
7,975	Premier Oil plc* (United Kingdom)	154,285

		1,159,030

	Other Diversified Financial Services 0.1%
104,000	Count Financial Ltd. (Australia)	142,227

	Packaged Foods & Meats 0.3%
19,800	Zhongpin, Inc.*	291,456

	Personal Products 0.3%
706,000	Beauty China Holdings Ltd.* *** (Singapore)	5,014
10,105	Natura Cosmeticos S.A. (Brazil)	182,688
5,000	Proctor & Gamble Hygiene and Healthcare Ltd. (India)	149,210

		336,912

	Pharmaceuticals 1.3%
173,000	China Shineway Pharmaceutical Group Ltd. (China)	184,830
6,300	Daewoong Pharmaceutical Co. Ltd. (Korea)	308,517
78,400	Dechra Pharmaceuticals plc (United Kingdom)	536,371
35,000	Egypt International Pharmaceutical Industries Co. (Egypt)	221,056
18,600	Whanin Pharmaceutical Co. Ltd. (Korea)	216,270

		1,467,044

	Property & Casualty Insurance 0.2%
151,525	Beazley Group plc (United Kingdom)	285,873

	Publishing 0.1%
2,600	Morningstar, Inc.*	126,256

	Regional Banks 1.1%
35,800	Boston Private Financial Holdings, Inc.	233,058
8,500	Canadian Western Bank (Canada)	157,746
6,000	City National Corp.	233,580
10,500	First of Long Island Corp. (The)	279,195
135	Seven Bank Ltd. (Japan)	334,076

		1,237,655

	Research & Consulting Services 3.7%
14,375	Bureau Veritas S.A. (France)	811,579
4,484	Campbell Brothers Ltd. (Australia)	117,065
29,400	CRA International, Inc.*	802,326
15,000	Intertek Group plc (United Kingdom)	304,341
80	Nihon M&A Center, Inc. (Japan)	362,947
64,135	Resources Connection, Inc.*	1,094,143
130	SGS S.A. (Switzerland)	174,989
29,000	Stantec, Inc.* (Canada)	726,627

		4,394,017

	Restaurants 0.9%
478,000	Ajisen China Holdings Ltd. (China)	425,572
14,700	Chimney Co. Ltd. (Japan)	254,804
700	Saint Marc Holdings Co. Ltd. (Japan)	22,160
10,800	Tim Hortons, Inc.	305,640

		1,008,176

Shares		Value

	Semiconductor Equipment 0.4%
4,600	Cabot Microelectronics Corp.*	$160,356
1,300	Disco Corp. (Japan)	86,657
104,747	inTEST Corp.*	32,576
3,400	KLA-Tencor Corp.	121,924
3,500	Tessera Technologies, Inc.*	97,615

		499,128

	Semiconductors 5.8%
20,300	Advanced Analogic Technologies, Inc.*	80,591
11,000	CSR plc (United Kingdom)*	82,502
32,000	ELMOS Semiconductor AG* (Germany)	229,579
7,450	Hittite Microwave Corp.*	274,011
13,100	Linear Technology Corp.	361,953
8,700	Maxim Integrated Products, Inc.	157,818
117,100	Melexis N.V. (Belgium)	1,191,591
61,700	Micrel, Inc.	502,855
26,400	Microchip Technology, Inc.	699,600
2,500	Netlogic Microsystems, Inc.*	112,500
331,099	O2Micro International Ltd. ADR* (China)	1,738,270
63,700	PLX Technology, Inc.*	214,669
8,100	Power Integrations, Inc.	269,973
7,500	Semtech Corp.*	127,575
6,600	Silicon Laboratories, Inc.*	305,976
6,800	Supertex, Inc.*	204,000
129,500	Wolfson Microelectronics plc (United Kingdom)*	286,248

		6,839,711

	Soft Drinks 0.1%
21,700	Coca-Cola Icecek AS (Turkey)	153,538

	Specialized Consumer Services 0.1%
40	Best Bridal, Inc. (Japan)	155,167

	Specialized Finance 1.6%
187,000	Bolsa Mexicana de Valores S.A., Series A* (Mexico)	231,296
6,100	Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	110,586
9,600	IMAREX ASA* (Norway)	83,141
1,500	IntercontinentalExchange, Inc*.	145,785
14,300	MSCI, Inc., Class A*	423,566
8,500	NASDAQ OMX Group, Inc. (The)*	178,925
2,100	NYSE Euronext	60,669
45	Osaka Securities Exchange Co. Ltd. (Japan)	204,660
13,043	Oslo Bors VPS Holding ASA (Norway)	124,256
6,300	Portfolio Recovery Associates, Inc.*	285,579

		1,848,463

	Specialty Chemicals 1.4%
9,870	C. Uyemura & Co. Ltd. (Japan)	491,795
1,485,000	EcoGreen Fine Chemical Group Ltd. (Hong Kong)	354,481
80	Japan Pure Chemical Co. Ltd. (Japan)	278,230
42,600	MEC Co. Ltd. (Japan)	341,902
9,500	TechnoSemiChem Co. Ltd. (Korea)	153,999

		1,620,407

	Specialty Stores 1.2%
59,300	Big 5 Sporting Goods Corp.	895,430
32,140	easyhome Ltd. (Canada)	270,438
15,100	Hibbett Sports, Inc.*	275,273

		1,441,141

	Systems Software 1.0%
33,300	Opnet Technologies, Inc.	363,969
1,190	Simplex Technology, Inc. (Japan)	567,077
7,815	Trend Micro, Inc. (Japan)	291,832

		1,222,878

SEPTEMBER 30, 2009

Shares		Value

	Thrifts & Mortgage Finance 0.9%
12,275	Home Capital Group, Inc. (Canada)	$438,967
4,600	Housing Development Finance Corp. Ltd. (India)	266,748
11,000	LIC Housing Finance Ltd. (India)	176,565
7,300	Washington Federal, Inc.	123,078

		1,005,358

	Trading Companies & Distributors 3.3%
7,800	Fastenal Co.	301,860
53,980	Houston Wire & Cable Co.	596,479
24,000	Indutrade AB (Sweden)	467,976
17,500	MISUMI Group, Inc. (Japan)	366,932
8,800	MSC Industrial Direct Co., Inc, Class A	383,504
48,800	Richelieu Hardware Ltd. (Canada)	888,766
4,080	Thermador Groupe (France)	585,426
2,500	W.W. Grainger, Inc.	223,400

		3,814,343

	Trucking 0.5%
19,500	Knight Transportation, Inc.	327,210
800	Landstar System, Inc.	30,448
4,500	Old Dominion Freight Line, Inc.*	136,935
9,100	Universal Truckload Services, Inc.	150,241

		644,834

	Wireless Telecommunication Services 0.1%
5,400	NII Holdings, Inc.*	161,892

	Total Common Stocks (cost $74,430,172)	100,979,069

	PREFERRED STOCKS 0.7%

	Diversified Banks 0.3%
49,000	Parana Banco S.A. Pfd. (Brazil)	270,335

	Regional Banks 0.4%
103,000	Banco Daycoval S.A. Pfd. (Brazil)	501,231

	Total Preferred Stocks (cost $467,677)	771,566

	WARRANTS 0.0%

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	5,000

	Total Warrants (cost $5,000)	5,000

Principal Amount		Value

	SHORT-TERM INVESTMENTS 13.6%

	Repurchase Agreement 13.6%
$15,949,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $15,065,000 of United States Treasury Notes 4.00% due 2/15/15; value: $16,273,213; repurchase proceeds: $15,949,004 (cost $15,949,000)	$15,949,000

	Total Short-Term Investments (cost $15,949,000)	15,949,000

	Total Investments (cost $90,851,849) 100.3%	117,704,635

	Liabilities less Other Assets (0.3)%	(319,586)

	NET ASSETS 100.0%	$117,385,049

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.8
Austria	0.4
Belgium	1.2
Brazil	3.0
Canada	3.3
China	10.2
Denmark	0.5
Egypt	0.2
Finland	0.2
France	4.0
Germany	5.0
Hong Kong	0.7
India	3.0
Indonesia	0.5
Ireland	1.1
Italy	0.9
Japan	9.9
Korea	1.6
Mexico	0.7
Norway	1.3
Singapore	3.0
South Africa	0.4
Sweden	2.6
Switzerland	0.7
Turkey	0.1
United Arab Emirates	0.9
United Kingdom	6.9
United States	36.9

TOTAL	100.0%

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 85.1%

	Air Freight & Logistics 1.0%
819,205	Goodpack Ltd. (Singapore)	$587,661

	Application Software 5.2%
18,045	Adobe Systems, Inc.* †††	596,207
8,795	FactSet Research Systems, Inc.	582,581
46,050	Interactive Intelligence, Inc.*	880,015
2,475,510	Kingdee International Software Group Co. Ltd. (China)	418,438
3,100	SimCorp A/S (Denmark)	635,926

		3,113,167

	Biotechnology 1.1%
2,811,352	Sino Biopharmaceutical Ltd. (China)	649,327

	Communications Equipment 3.6%
24,705	Cisco Systems, Inc.*	581,556
21,145	F5 Networks, Inc.*	837,976
30,540	Tandberg ASA (Norway)	731,589

		2,151,121

	Computer Hardware 1.0%
4,800	International Business Machines Corp.	574,128

	Computer Storage & Peripherals 1.0%
46,405	Intevac, Inc.*	623,683

	Data Processing & Outsourced Services 5.3%
8,270	Alliance Data Systems Corp.*	505,132
25,600	Cia Brasileira de Meios de
	Pagamentos (Brazil)	254,660
25,600	Fidelity National Information Services, Inc.	653,056
38,200	Redecard S.A. (Brazil)	589,022
94,450	Wirecard AG (Germany)	1,125,672

		3,127,542

	Electrical Components & Equipment 1.1%
727,050	Wasion Group Holdings Ltd. (China)	634,171

	Electronic Equipment & Instruments 1.0%
33,900	Rotork plc (United Kingdom)	613,013

	Electronic Manufacturing Services 1.1%
55,055	TTM Technologies, Inc.*	631,481

	Health Care Equipment 7.4%
15,450	Abaxis, Inc.*	413,288
130,414	Cardica, Inc.*	196,925
143,000	Cardica, Inc. PIPE* *** †	190,018
38,000	Cyberonics, Inc.*	605,720
18,705	DiaSorin S.p.A (Italy)	629,899
27,875	Invacare Corp.	621,055
4,235,440	LMA International N.V.* (Singapore)	661,811
11,625	NuVasive, Inc.*	485,460
15,000	St. Jude Medical, Inc.*	585,150

		4,389,326

	Health Care Facilities 2.0%
674,000	Raffles Medical Group Ltd. (Singapore)	651,046
21,000	VCA Antech, Inc.*	564,690

		1,215,736

Shares		Value

	Health Care Services 5.7%
17,325	Bio-Reference Laboratories, Inc.*	$595,980
20,987	CorVel Corp.*	596,031
7,800	Express Scripts, Inc.*	605,124
38,000	Healthways, Inc.*	582,160
18,865	MEDNAX, Inc.*	1,036,066

		3,415,361

	Health Care Supplies 2.8%
86,158	Abcam plc (United Kingdom)	1,198,457
149,240	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	492,970

		1,691,427

	Health Care Technology 1.9%
7,675	Cerner Corp.*	574,090
151,100	RaySearch Laboratories AB* (Sweden)	559,959

		1,134,049

	Home Entertainment Software 1.0%
11,900	Shanda Interactive Entertainment Ltd. ADR* (China)	609,280

	Industrial Machinery 3.0%
1,318,345	China Automation Group Ltd. (China)	677,030
15,605	Duoyuan Global Water, Inc. ADR* (China)	519,646
62,500	Weg S.A. (Brazil)	596,973

		1,793,649

	Integrated Telecommunication Services 1.0%
37,000	Cbeyond, Inc.*	596,810

	Internet Software & Services 3.5%
47,600	Akamai Technologies, Inc.*	936,768
26,905	DealerTrack Holdings, Inc.*	508,774
1,230	Google, Inc., Class A*	609,895
6,528	Xtera* *** †	2,154

		2,057,591

	IT Consulting & Other Services 4.6%
41,800	Cognizant Technology Solutions Corp., Class A*	1,615,988
13,410	Infosys Technologies Ltd. (India)	642,944
16,015	NCI, Inc., Class A*	458,990

		2,717,922

	Life Sciences Tools & Services 6.4%
10,590	Covance, Inc.*	573,448
141	EPS Co. Ltd. (Japan)	586,256
8,800	Eurofins Scientific (France)	412,949
25,730	ICON plc ADR* (Ireland)	630,128
21,460	MorphoSys AG* (Germany)	537,293
27,000	Pharmaceutical Product Development, Inc.	592,380
7,730	Techne Corp.	483,512

		3,815,966

	Managed Health Care 1.1%
33,495	OdontoPrev S.A. (Brazil)	681,367

	Oil & Gas Equipment & Services 2.3%
55,510	Pason Systems, Inc. (Canada)	646,129
47,750	TGS-NOPEC Geophysical Co. ASA* (Norway)	715,427

		1,361,556

SEPTEMBER 30, 2009

Shares		Value

	Pharmaceuticals 3.0%
495,000	China Shineway Pharmaceutical Group Ltd. (China)	$528,848
89,500	Dechra Pharmaceuticals plc (United Kingdom)	612,312
13,250	Teva Pharmaceutical Industries Ltd. ADR (Israel)	669,920

		1,811,080

	Semiconductor Equipment 0.8%
17,503	Tessera Technologies, Inc.*	488,159

	Semiconductors 13.0%
27,400	Altera Corp.	561,974
13,880	Hittite Microwave Corp.*	510,506
18,140	Linear Technology Corp.	501,208
60,134	Melexis N.V. (Belgium)	611,914
57,815	Micrel, Inc.	471,192
22,525	Microchip Technology, Inc.	596,913
13,731	Netlogic Microsystems, Inc.*	617,895
161,879	O2Micro International Ltd. ADR* (China)	849,865
56,750	Pericom Semiconductor Corp.*	556,718
25,968	Power Integrations, Inc.	865,513
14,505	Silicon Laboratories, Inc.*	672,452
83,420	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	914,283

		7,730,433

	Systems Software 4.2%
15,170	BMC Software, Inc.*	569,330
40,900	NetSuite, Inc.*	625,770
79,235	Opnet Technologies, Inc.	866,039
19,675	Oracle Corp.	410,027

		2,471,166

	Total Common Stocks (cost $44,167,613)	50,686,172

	PREFERRED STOCKS 1.6%

	Computer Storage & Peripherals 1.6%
78,502	BlueArc Corp., Series DD Pfd.* *** †	324,998
138,725	BlueArc Corp., Series FF Pfd.* *** †	628,067

		953,065

	Internet Software & Services 0.0%
30,265	Incipient, Inc., Series D Pfd.* *** †	—

	Total Preferred Stocks (cost $1,092,283)	953,065

	EXCHANGE TRADED FUNDS 1.0%

	Asset Management & Custody Banks 1.0%
45,220	Direxionshares Technology Bear 3X Shares	572,033

	Total Exchange Traded Funds (cost $706,130)	572,033

	LIMITED PARTNERSHIP INTEREST 0.6%

	Other 0.6%
	Montagu Newhall Global Partners II-B, L.P.*** †	339,596

	Total Limited Partnership Interest (cost $399,387)	339,596

Shares		Value

	WARRANTS 0.0%

	Computer Storage & Peripherals 0.0%
1	BlueArc Corp. expiring 4/2/18* *** †	$—

	Health Care Equipment 0.0%
71,500	Cardica, Inc., expiring 9/29/14* *** †	8,937

	Total Warrants (cost $8,937)	8,937

Principal Amount		Value
	SHORT-TERM INVESTMENTS 13.3%

	Repurchase Agreement 13.3%
$7,933,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $8,175,000 of United States Treasury Notes 2.625% due 2/29/16; value: $8,093,250; repurchase proceeds: $7,933,002††† (cost $7,933,000)	$7,933,000

	Total Short-Term Investments (cost $7,933,000)	7,933,000

	Total Investments (cost $54,307,350) 101.6%	60,492,803

	Liabilities less Other Assets (1.6)%	(952,910)

	NET ASSETS 100.0%	$59,539,893

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for future commitments (see Note 10).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Global Science & Technology Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.2
Brazil	4.0
Canada	1.2
China	10.2
Denmark	1.2
France	0.8
Germany	3.2
India	1.2
Ireland	1.2
Israel	1.3
Italy	1.2
Japan	1.1
Norway	2.8
Singapore	3.6
Sweden	1.1
Taiwan	1.7
United Kingdom	4.6
United States	58.4

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.5%

	Aerospace & Defense 5.3%
12,085	L-3 Communications Holdings, Inc.	$970,667
16,740	Lockheed Martin Corp.	1,307,059
36,085	TransDigm Group, Inc.*	1,797,394

		4,075,120

	Air Freight & Logistics 2.9%
20,760	C.H. Robinson Worldwide, Inc.	1,198,890
28,990	Expeditors International of Washington, Inc.	1,018,999

		2,217,889

	Apparel Retail 0.8%
92,510	Esprit Holdings Ltd. (Hong Kong)	620,708

	Asset Management & Custody Banks 2.4%
39,440	SEI Investments Co.	776,179
24,635	T. Rowe Price Group, Inc.	1,125,820

		1,901,999

	Automotive Retail 0.8%
16,968	O’Reilly Automotive, Inc.*	613,224

	Communications Equipment 3.6%
64,650	Cisco Systems, Inc.*	1,521,861
32,250	F5 Networks, Inc.*	1,278,068

		2,799,929

	Data Processing & Outsourced Services 10.4%
19,540	Alliance Data Systems Corp.*	1,193,503
42,200	Cia Brasileira de Meios de Pagamentos (Brazil)	419,791
61,305	Fidelity National Information Services, Inc.	1,563,891
8,155	Mastercard, Inc., Class A	1,648,533
31,745	Paychex, Inc.	922,192
149,130	Redecard S.A. (Brazil)	2,299,501

		8,047,411

	Diversified Metals & Mining 1.7%
14,330	BHP Billiton plc ADR (United Kingdom)	789,583
2,984	Rio Tinto plc ADR (United Kingdom)	508,145

		1,297,728

	Diversified Support Services 2.8%
64,850	Copart, Inc.*	2,153,669

	Drug Retail 3.0%
64,280	CVS Caremark Corp.	2,297,367

	Education Services 3.7%
39,390	Apollo Group, Inc., Class A*	2,901,861

	Electronic Components 2.6%
53,385	Amphenol Corp., Class A	2,011,547

	Health Care Equipment 3.4%
66,710	St. Jude Medical, Inc.*	2,602,357

	Health Care Services 3.2%
32,345	Express Scripts, Inc.*	2,509,325

	Investment Banking & Brokerage 1.5%
58,676	Charles Schwab Corp. (The)	1,123,646

	IT Consulting & Other Services 4.0%
47,075	Cognizant Technology Solutions Corp., Class A*	1,819,919
27,005	Infosys Technologies Ltd. (India)	1,294,758

		3,114,677

Shares		Value

	Life Sciences Tools & Services 2.5%
35,855	Covance, Inc.*	$1,941,548

	Mortgage REITs 1.9%
80,929	Annaly Capital Management, Inc.	1,468,052

	Multi-Line Insurance 1.2%
34,220	HCC Insurance Holdings, Inc.	935,917

	Oil & Gas Equipment & Services 1.3%
25,975	Cameron International Corp.*	982,374

	Oil & Gas Exploration & Production 5.2%
55,925	Chesapeake Energy Corp.	1,588,270
57,735	Petrohawk Energy Corp.*	1,397,764
25,043	XTO Energy, Inc.	1,034,777

		4,020,811

	Pharmaceuticals 1.8%
27,120	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,371,187

	Restaurants 2.1%
56,315	Tim Hortons, Inc.	1,593,714

	Semiconductors 9.2%
133,400	Altera Corp.	2,736,034
53,335	Linear Technology Corp.	1,473,646
56,660	Maxim Integrated Products, Inc.	1,027,812
28,345	Microchip Technology, Inc.	751,143
100,752	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	1,104,242

		7,092,877

	Specialized Finance 4.3%
104,300	BM&F BOVESPA S.A. (Brazil)	770,778
10,443	IntercontinentalExchange, Inc.*	1,014,955
51,220	MSCI, Inc., Class A*	1,517,137

		3,302,870

	Specialty Chemicals 1.4%
22,893	Ecolab, Inc.	1,058,343

	Specialty Stores 1.0%
33,680	Staples, Inc.	782,050

	Systems Software 2.7%
55,290	BMC Software, Inc.*	2,075,034

	Thrifts & Mortgage Finance 2.5%
14,600	Housing Development Finance Corp. Ltd.* (India)	846,636
92,890	New York Community Bancorp, Inc.	1,060,804

		1,907,440

	Trading Companies & Distributors 2.5%
29,670	Fastenal Co.	1,148,229
18,265	MSC Industrial Direct Co., Inc, Class A	795,989

		1,944,218

	Trucking 1.1%
26,605	J.B. Hunt Transport Services, Inc.	854,819

	Wireless Telecommunication Services 2.7%
69,790	NII Holdings, Inc.*	2,092,304

	Total Common Stocks (cost $66,824,303)	73,712,015

SEPTEMBER 30, 2009

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$1,455,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $1,500,000 of United States Treasury Notes 2.625% due 2/29/16; value: $1,485,000; repurchase proceeds: $1,455,000 (cost $1,455,000)	$1,455,000

	Total Short-Term Investments (cost $1,455,000)	1,455,000

	Total Investments (cost $68,279,303) 97.4%	75,167,015

	Other Assets less Liabilities 2.6%	2,026,796

	NET ASSETS 100.0%	$77,193,811

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2009, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	4.7
Hong Kong	0.8
India	2.9
Israel	1.9
Taiwan	1.5
United Kingdom	1.8
United States	86.4

TOTAL	100.0%

WASATCH HERITAGE VALUE FUND (WAHVX) — Schedule of Investments	SEPTEMBER 30, 2009

Shares		Value

	COMMON STOCKS 86.7%

	Aerospace & Defense 1.9%
1,400	Raytheon Co.	$67,158

	Agricultural Products 2.0%
116,000	Chaoda Modern Agriculture Holdings Ltd. (China)	70,498

	Apparel, Accessories & Luxury Goods 2.4%
4,400	Gildan Activewear, Inc.* (Canada)	86,768

	Computer & Electronics Retail 2.3%
3,100	GameStop Corp., Class A*	82,057

	Construction & Engineering 1.9%
2,500	Aecom Technology Corp.*	67,850

	Data Processing & Outsourced Services 8.0%
7,500	Cia Brasileira de Meios de Pagamentos (Brazil)	74,607
3,900	Fidelity National Information Services, Inc.	99,489
1,600	Visa, Inc., Class A	110,576

		284,672

	Diversified Support Services 1.9%
2,000	Copart, Inc.*	66,420

	Education Services 2.1%
1,000	Apollo Group, Inc., Class A*	73,670

	Health Care Equipment 3.4%
2,800	Covidien plc	121,128

	Health Care Technology 2.2%
5,000	IMS Health, Inc.	76,750

	Heavy Electrical Equipment 2.6%
4,600	ABB Ltd. ADR* (Switzerland)	92,184

	Home Improvement Retail 2.9%
1,700	Sherwin-Williams Co. (The)	102,272

	Industrial Machinery 2.2%
8,200	Weg S.A. (Brazil)	78,323

	Internet Software & Services 2.2%
3,900	Akamai Technologies, Inc.*	76,752

	Life Sciences Tools & Services 2.1%
3,400	Pharmaceutical Product Development, Inc.	74,596

	Oil & Gas Drilling 5.2%
2,500	Fred Olsen Energy ASA (Norway)	93,274
2,400	Noble Corp.	91,104

		184,378

	Oil & Gas Exploration & Production 2.8%
5,200	ARC Energy Trust** (Canada)	98,205

	Oil & Gas Storage & Transportation 2.9%
5,500	Spectra Energy Corp.	104,170

	Packaged Foods & Meats 2.6%
1,600	Ralcorp Holdings, Inc.*	93,552

	Paper Packaging 3.0%
3,900	Sonoco Products Co.	107,406

	Pharmaceuticals 8.4%
5,200	Mylan, Inc.*	83,252
3,200	Perrigo Co.	108,768
6,400	Pfizer, Inc.	105,920

		297,940

Shares		Value

	Property & Casualty Insurance 5.9%
3,000	Allstate Corp. (The)	$91,860
9,800	Old Republic International Corp.	119,364

		211,224

	Railroads 2.2%
1,000	Burlington Northern Santa Fe Corp.	79,830

	Specialized Finance 2.8%
4,800	NASDAQ OMX Group, Inc. (The)*	101,040

	Specialty Chemicals 2.7%
5,300	RPM International, Inc.	97,997

	Steel 5.1%
2,500	Allegheny Technologies, Inc.	87,475
2,000	Nucor Corp.	94,020

		181,495

	Water Utilities 3.0%
5,300	American Water Works Co., Inc.	105,682

	Total Common Stocks (cost $2,702,942)	3,084,017

	PREFERRED STOCKS 2.9%

	Regional Banks 2.9%
5,000	Fifth Third Capital Trust VI, 7.25%, 11/15/67 Pfd.* ^^^	102,500

	Total Preferred Stocks (cost $71,300)	102,500

Principal Amount		Value

	SHORT-TERM INVESTMENTS 10.1%

	Repurchase Agreement 10.1%
$360,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $375,000 of United States Treasury Notes 2.625% due 2/29/16; value: $371,250; repurchase proceeds: $360,000 (cost $360,000)	$360,000

	Total Short-Term Investments (cost $360,000)	360,000

	Total Investments (cost $3,134,242) 99.7%	3,546,517

	Other Assets less Liabilities 0.3%	10,317

	NET ASSETS 100.0%	$3,556,834

	*Non-income producing. **Common units. ^^^ Variable Rate Securities. ADR American Depositary Receipt. See Notes to Financial Statements.

At September 30, 2009, Wasatch Heritage Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	4.8
Canada	5.8
China	2.2
Norway	2.9
Switzerland	2.9
United States	81.4

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments	SEPTEMBER 30, 2009

Shares		Value

	COMMON STOCKS 94.7%

	Aerospace & Defense 2.8%
34,900	Chemring Group plc (United Kingdom)	$1,363,748
141,230	Kongsberg Gruppen ASA (Norway)	1,798,002
81,700	Ultra Electronics Holdings plc (United Kingdom)	1,747,775

		4,909,525

	Agricultural Products 1.6%
2,687,340	Chaoda Modern Agriculture Holdings Ltd. (China)	1,633,199
1,319,280	China Green Holdings Ltd. (China)	1,121,806

		2,755,005

	Aluminum 1.8%
3,500,000	Midas Holdings Ltd. (Singapore)	2,125,430
124,970	National Aluminum Co. Ltd. (India)	904,185

		3,029,615

	Apparel Retail 1.0%
25,054	Point, Inc. (Japan)	1,658,909

	Apparel, Accessories & Luxury Goods 5.6%
1,378,199	Anta Sports Products Ltd. (China)	1,707,177
2,648,515	China Dongxiang Group Co. (China)	1,756,552
543,655	Li Ning Co. Ltd. (China)	1,676,551
1,252,595	Ports Design Ltd. (China)	3,129,043
197,495	Ted Baker plc (United Kingdom)	1,366,472

		9,635,795

	Application Software 2.4%
20,152	SimCorp A/S (Denmark)	4,133,927

	Asset Management & Custody Banks 1.2%
17,390	Partners Group Holding AG (Switzerland)	2,120,998

	Brewers 0.8%
124,400	Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,358,005

	Coal & Consumable Fuels 0.7%
855,385	Tambang Batubara Bukit Asam Tbk PT (Indonesia)	1,247,897

	Communications Equipment 2.3%
164,475	Tandberg ASA (Norway)	3,940,016

	Construction & Farm Machinery & Heavy Trucks 0.5%
25,904	Demag Cranes AG* (Germany)	930,737

	Construction Materials 3.0%
719,900	Corp Moctezuma S.A.B de C.V. (Mexico)	1,439,613
1,687,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	1,850,202
2,919,380	PT Semen Gresik (Persero) Tbk (Indonesia)	1,902,959

		5,192,774

	Data Processing & Outsourced Services 3.1%
454,798	Wirecard AG (Germany)	5,420,366

	Diversified Banks 3.8%
351,670	Allahabad Bank Ltd. (India)	873,601
102,671	Axis Bank Ltd. (India)	2,102,616
398,400	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	1,992,000
47,747	HDFC Bank Ltd. (India)	1,638,217

		6,606,434

Shares		Value

	Diversified Metals & Mining 1.7%
89,345	Hindustan Zinc Ltd. (India)	$1,535,051
23,320	Inmet Mining Corp. (Canada)	1,307,281

		2,842,332

	Drug Retail 0.5%
37,820	Create SD Holdings Co. Ltd. (Japan)	872,672

	Electrical Components & Equipment 1.2%
2,362,300	Wasion Group Holdings Ltd.* (China)	2,060,522

	Electronic Equipment & Instruments 2.0%
190,214	Rotork plc (United Kingdom)	3,439,636

	Environmental & Facilities Services 1.6%
268,245	Connaught plc (United Kingdom)	1,736,977
55,045	Daiseki Co. Ltd. (Japan)	1,086,051

		2,823,028

	Food Retail 1.0%
42,845	BIM Birlesik Magazalar AS (Turkey)	1,746,713

	Gold 0.7%
85,865	Petropavlovsk plc* (United Kingdom)	1,243,117

	Health Care Equipment 4.3%
163,388	DiaSorin S.p.A (Italy)	5,502,166
59,250	Mindray Medical International Ltd. ADR (China)	1,933,920

		7,436,086

	Health Care Supplies 4.2%
339,280	Abcam plc (United Kingdom)	4,719,380
788,385	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	2,604,197

		7,323,577

	Health Care Technology 0.9%
437,279	RaySearch Laboratories AB* (Sweden)	1,620,506

	Home Entertainment Software 1.1%
35,330	Shanda Interactive Entertainment Ltd. ADR* (China)	1,808,896

	Household Products 0.9%
381,900	Kimberly-Clark de Mexico S.A.B de C.V. (Mexico)	1,584,255

	Industrial Machinery 4.1%
34,690	Andritz AG (Austria)	1,730,970
9,963	Burckhardt Compression Holding AG (Switzerland)	1,634,303
35,325	Konecranes Oyj (Finland)	1,007,527
289,800	Weg S.A. (Brazil)	2,768,043

		7,140,843

	Internet Retail 1.7%
305,520	ASOS plc* (United Kingdom)	1,709,681
610	START TODAY Co. Ltd. (Japan)	1,227,344

		2,937,025

	Internet Software & Services 2.6%
460	Gourmet Navigator, Inc. (Japan)	1,138,335
193,000	Net Entertainment NE AB * (Sweden)	1,864,326
10,415	NHN Corp.* (Korea)	1,533,632

		4,536,293

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 2.9%
405	EPS Co. Ltd. (Japan)	$1,683,926
18,084	Eurofins Scientific (France)	848,610
40,715	ICON plc ADR* (Ireland)	997,110
61,605	MorphoSys AG * (Germany)	1,542,403

		5,072,049

	Oil & Gas Equipment & Services 4.3%
105,195	Pason Systems, Inc. (Canada)	1,224,456
138,125	Petrofac Ltd. (United Kingdom)	2,180,805
37,385	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	1,793,740
154,785	TGS-NOPEC Geophysical Co. ASA* (Norway)	2,319,107

		7,518,108

	Oil & Gas Exploration & Production 3.9%
1,070,075	Afren plc* (United Kingdom)	1,372,988
1,097,845	DNO International ASA* (Norway)	772,236
136,250	Dragon Oil plc (Ireland)	829,982
171,555	Gran Tierra Energy, Inc.*	713,669
250,442	JKX Oil and Gas plc (United Kingdom)	1,111,963
96,149	Premier Oil plc* (United Kingdom)	1,860,105

		6,660,943

	Packaged Foods & Meats 0.5%
24,776	Unicharm PetCare Corp. (Japan)	922,437

	Personal Products 2.5%
218,470	Natura Cosmeticos S.A. (Brazil)	3,949,705
8,300	Oriflame Cosmetics S.A. (Sweden)	425,617

		4,375,322

	Pharmaceuticals 0.8%
201,239	Dechra Pharmaceuticals plc (United Kingdom)	1,376,771

	Regional Banks 1.2%
810	Seven Bank Ltd. (Japan)	2,004,459

	Research & Consulting Services 3.7%
151,651	Campbell Brothers Ltd. (Australia)	3,959,193
386	Nihon M&A Center, Inc. (Japan)	1,751,220
29,305	Stantec, Inc.* (Canada)	734,269

		6,444,682

	Semiconductors 0.7%
122,224	Melexis N.V. (Belgium)	1,243,732

	Specialized Finance 8.3%
544,355	BM&F BOVESPA S.A. (Brazil)	4,022,790
82,950	IMAREX ASA* (Norway)	718,393
1,002,935	Infrastructure Development Finance Co. Ltd. (India)	3,044,978
780	Osaka Securities Exchange Co. Ltd. (Japan)	3,547,431
302,035	Rural Electrification Corp. Ltd. (India)	1,264,522
296,000	Singapore Exchange Ltd. (Singapore)	1,770,177

		14,368,291

	Specialty Chemicals 1.3%
53,855	SGL Carbon SE* (Germany)	2,204,697

	Systems Software 2.1%
204,440	F-Secure Oyj (Finland)	871,053
5,597	Simplex Technology, Inc. (Japan)	2,667,169

		3,538,222

	Thrifts & Mortgage Finance 2.5%
50,555	Home Capital Group, Inc. (Canada)	1,807,899
157,000	LIC Housing Finance Ltd. (India)	2,520,061

		4,327,960

Shares		Value

	Wireless Telecommunication Services 0.9%
38,800	Egyptian Co. for Mobile Services (Egypt)	$1,557,007

	Total Common Stocks (cost $134,256,008)	163,970,184

	PREFERRED STOCKS 2.1%

	Fertilizers & Agricultural Chemicals 1.1%
177,750	Fertilizantes Fosfatados S.A. Pfd.* (Brazil)	1,840,614

	Regional Banks 1.0%
355,775	Banco Daycoval S.A. Pfd. (Brazil)	1,731,314

	Total Preferred Stocks (cost $3,813,393)	3,571,928

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.0%

	Repurchase Agreement 2.0%
$3,546,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $3,655,000 of United States Treasury Notes 2.625% due 2/29/16; value: $3,618,450; repurchase proceeds: $3,546,001 (cost $3,546,000)	$3,546,000

	Total Short-Term Investments (cost $3,546,000)	3,546,000

	Total Investments (cost $141,615,401) 98.8%	171,088,112

	Other Assets less Liabilities 1.2%	2,137,617

	NET ASSETS 100.0%	$173,225,729

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

SEPTEMBER 30, 2009

At September 30, 2009, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	2.4
Austria	2.1
Belgium	0.7
Bermuda	1.2
Brazil	8.5
Canada	3.0
China	11.6
Denmark	2.5
Egypt	0.9
Finland	1.1
France	0.5
Germany	6.0
India	8.3
Indonesia	3.0
Ireland	1.1
Italy	3.3
Japan	11.1
Korea	0.9
Mexico	1.8
Norway	5.7
Singapore	2.4
Sweden	2.3
Switzerland	2.2
Turkey	1.9
United Kingdom	15.1
United States	0.4

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 82.8%

	Advertising 0.3%
6,805	1000mercis* (France)	$273,997

	Aerospace & Defense 0.5%
12,400	Chemring Group plc (United Kingdom)	484,541

	Agricultural Products 1.4%
920,000	Chaoda Modern Agriculture Holdings Ltd. (China)	559,119
874,430	China Green Holdings Ltd. (China)	743,543

		1,302,662

	Air Freight & Logistics 2.6%
3,248,806	Aramex PJSC * (United Arab Emirates)	1,565,605
1,135,183	Goodpack Ltd. (Singapore)	814,329

		2,379,934

	Aluminum 1.5%
2,231,960	Midas Holdings Ltd. (Singapore)	1,355,393

	Apparel, Accessories & Luxury Goods 5.5%
648,836	Anta Sports Products Ltd. (China)	803,714
2,805	Bijou Brigitte AG (Germany)	503,018
550,000	China Dongxiang Group Co. (China)	364,772
15,110	Gerry Weber International AG (Germany)	501,535
20,000	LG Fashion Corp. (Korea)	452,366
470,000	Lilang China Co. Ltd.* (Hong Kong)	225,599
12,704	Odd Molly International AB (Sweden)	193,428
488,503	Ports Design Ltd. (China)	1,220,304
124,865	Ted Baker plc (United Kingdom)	863,943

		5,128,679

	Application Software 3.4%
29,040	Computer Modelling Group Ltd. (Canada)	424,631
3,321,000	Kingdee International Software Group Co. Ltd. (China)	561,353
10,955	Longtop Financial Technologies Ltd. ADR* (China)	311,779
9,000	SimCorp A/S (Denmark)	1,846,236

		3,143,999

	Asset Management & Custody Banks 0.3%
50,314	Treasury Group Ltd. (Australia)	246,376

	Auto Parts & Equipment 0.1%
2,500,000	Norstar Founders Group Ltd. * *** (Hong Kong)	58,871

	Biotechnology 1.2%
4,765,960	Sino Biopharmaceutical Ltd. (China)	1,100,776

	Communications Equipment 2.1%
387,000	Sepura Ltd. (United Kingdom)	295,455
71,165	Tandberg ASA (Norway)	1,704,765

		2,000,220

	Construction & Engineering 3.1%
62,100	Aecon Group, Inc. (Canada)	683,355
45,300	Heerim Architects & Planners (Korea)	492,120
174,300	Lycopodium Ltd. (Australia)	421,371
20,820	Outotec Oyj (Finland)	662,714
772,000	Rotary Engineering Ltd. (Singapore)	630,562

		2,890,122

	Construction & Farm Machinery & Heavy Trucks 0.4%
4,380	Faiveley S.A. (France)	376,634

Shares		Value

	Construction Materials 0.0%
2,973	Ceramic Industries Ltd. (South Africa)	$38,545

	Consumer Finance 0.9%
235,235	Banco Compartamos S.A. de C.V. (Mexico)	858,932

	Data Processing & Outsourced Services 2.9%
229,790	Wirecard AG (Germany)	2,738,679

	Diversified Banks 1.2%
370,294	Allahabad Bank Ltd. (India)	919,865
25,000	Corporation Bank (India)	219,884

		1,139,749

	Drug Retail 0.7%
26,465	Create SD Holdings Co. Ltd. (Japan)	610,663

	Education Services 0.9%
60,000	China Education Alliance, Inc.*	316,200
59,470	Kroton Educacional S.A. ** (Brazil)	531,352
1,040,150	Oriental Century Ltd. * *** (China)	7,387

		854,939

	Electrical Components & Equipment 3.7%
41,820	Harbin Electric, Inc.*	705,922
25,000	Voltamp Transformers Ltd. (India)	432,232
1,097,157	Wasion Group Holdings Ltd. (China)	956,998
777,000	Zhuzhou CSR Times Electric Co. Ltd., Series H (China)	1,357,485

		3,452,637

	Electronic Equipment & Instruments 0.2%
10,500	Smartrac N.V. * (Netherlands)	188,326

	Electronic Manufacturing Services 0.3%
346,000	Ju Teng International Holdings Ltd. (China)	292,870

	Environmental & Facilities Services 0.4%
20,025	Daiseki Co. Ltd. (Japan)	395,098

	Food Retail 1.7%
1,496,397	BreadTalk Group Ltd. (Singapore)	552,666
24,065	Daikokutenbussan Co. Ltd. (Japan)	524,435
12,000	Ozeki Co. Ltd. (Japan)	498,941

		1,576,042

	Footwear 2.1%
9,726,395	China Hongxing Sports Ltd. (China)	1,450,721
673,000	Daphne International Holdings Ltd. (Hong Kong)	487,162

		1,937,883

	Health Care Equipment 3.0%
5,729	Audika (France)	177,828
39,671	DiaSorin S.p.A (Italy)	1,335,939
8,762	Infopia Co. Ltd. (Korea)	89,237
1,546,660	LMA International N.V.* (Singapore)	241,674
13,280	Mindray Medical International Ltd. ADR (China)	433,459
2,900	Nakanishi, Inc. (Japan)	255,379
8,090	STRATEC Biomedical Systems AG (Germany)	251,943

		2,785,459

	Health Care Facilities 1.3%
1,298,670	Raffles Medical Group Ltd. (Singapore)	1,254,442

SEPTEMBER 30, 2009

Shares		Value

	Health Care Supplies 1.4%
79,620	Abcam plc (United Kingdom)	$1,107,513
62,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	204,799

		1,312,312

	Health Care Technology 1.0%
253,230	RaySearch Laboratories AB* (Sweden)	938,441

	Home Entertainment Software 1.9%
205	GameOn Co. Ltd. (Japan)	206,577
29,540	Hudson Soft Co. Ltd. (Japan)	165,629
683,000	Kingsoft Corp. Ltd. (China)	641,575
9,555	Perfect World Co. Ltd., Class B * ADR (China)	459,596
25,120	Shanda Games Ltd.* ADR (China)	293,904

		1,767,281

	Industrial Gases 0.2%
74,950	African Oxygen Ltd. (South Africa)	204,523

	Industrial Machinery 3.7%
5,955	Burckhardt Compression Holding AG (Switzerland)	976,842
3,642,845	China Automation Group Ltd. (China)	1,870,765
25,835	China Valves Technology, Inc.*	187,045
6,135	Duoyuan Global Water, Inc. ADR* (China)	204,296
3,500	Taewoong Co. Ltd. (Korea)	224,867

		3,463,815

	Internet Retail 1.9%
194,825	ASOS plc* (United Kingdom)	1,090,235
331	START TODAY Co. Ltd. (Japan)	665,985

		1,756,220

	Internet Software & Services 1.0%
14,700	Daum Communications Corp.* (Korea)	676,206
290,500	Vendtek Systems, Inc.* *** (Canada)	209,130

		885,336

	Investment Banking & Brokerage 0.2%
173	GCA Savvian Group Corp. (Japan)	217,913

	IT Consulting & Other Services 1.5%
5,900	Alten* (France)	158,516
104,500	China Information Security Technology, Inc.*	578,930
350,000	CSE Global Ltd. (Singapore)	197,628
565	Future Architect, Inc. (Japan)	239,327
38,835	Yucheng Technologies Ltd.* (China)	278,447

		1,452,848

	Life Sciences Tools & Services 3.1%
2,034	CMIC Co. Ltd. * (Japan)	561,385
197	EPS Co. Ltd. (Japan)	819,095
7,600	Eurofins Scientific (France)	356,637
18,965	ICON plc ADR* (Ireland)	464,453
28,720	MorphoSys AG* (Germany)	719,062

		2,920,632

	Managed Health Care 0.5%
25,200	OdontoPrev S.A. (Brazil)	512,627

	Oil & Gas Drilling 0.5%
70,660	Phoenix Technology Income Fund* ** (Canada)	511,981

	Oil & Gas Equipment & Services 2.3%
1,750,750	Anton Oilfield Services Group (China)	153,613
306,885	Ezra Holdings Ltd.* (Singapore)	409,776
141,425	Lamprell plc (United Arab Emirates)	392,766
76,210	Pason Systems, Inc. (Canada)	887,074
75,000	Total Energy Services, Inc. (Canada)	340,080

		2,183,309

Shares		Value

	Oil & Gas Exploration & Production 3.8%
405,180	Afren plc* (United Kingdom)	$519,877
163,930	Dragon Oil plc* (Ireland)	998,598
112,972	Gran Tierra Energy, Inc.*	469,964
42,000	Ithaca Energy, Inc.* (Canada)	29,843
97,125	JKX Oil and Gas plc (United Kingdom)	431,235
53,695	Petrominerales Ltd.* (Canada)	717,372
21,530	Premier Oil plc* (United Kingdom)	416,521

		3,583,410

	Packaged Foods & Meats 0.9%
60,000	Zhongpin, Inc.*	883,200

	Personal Products 0.6%
1,200,000	Beauty China Holdings Ltd. * *** (Singapore)	8,523
17,205	Proctor & Gamble Hygiene and Healthcare Ltd. (India)	513,432

		521,955

	Pharmaceuticals 1.9%
206,000	China Shineway Pharmaceutical Group Ltd. (China)	220,086
11,000	CKD Bio Corp. (Korea)	157,777
6,560	Daewoong Pharmaceutical Co. Ltd. (Korea)	321,249
64,619	Dechra Pharmaceuticals plc (United Kingdom)	442,089
506,600	Genomma Lab Internacional S.A.* (Mexico)	672,002

		1,813,203

	Property & Casualty Insurance 0.5%
263,730	Beazley Group plc (United Kingdom)	497,564

	Regional Banks 0.6%
31,590	Canadian Western Bank (Canada)	586,258

	Research & Consulting Services 0.7%
140	Nihon M&A Center, Inc. (Japan)	635,158

	Restaurants 1.9%
691,000	Ajisen China Holdings Ltd. (China)	615,209
13,000	Chimney Co. Ltd. (Japan)	225,337
581,950	FU JI Food & Catering Services Holdings Ltd.* *** (China)	288,623
200,000	KFC Holdings (Malaysia) Berhad (Malaysia)	439,180
7,300	Saint Marc Holdings Co. Ltd. (Japan)	231,100

		1,799,449

	Semiconductors 1.5%
75,145	Melexis N.V. (Belgium)	764,664
128,497	O2Micro International Ltd. ADR* (China)	674,609

		1,439,273

	Specialized Finance 3.1%
518,600	Bolsa Mexicana de Valores S.A., Series A (Mexico) *	641,444
62,880	IMAREX ASA* (Norway)	544,576
30,000	JSE Ltd. (South Africa)	247,587
251	Osaka Securities Exchange Co. Ltd. (Japan)	1,141,545
32,625	Oslo Bors VPS Holding ASA (Norway)	310,806

		2,885,958

	Specialty Chemicals 0.8%
9,575	C. Uyemura & Co. Ltd. (Japan)	477,096
1,150,000	EcoGreen Fine Chemical Group Ltd. (Hong Kong)	274,514

		751,610

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	Specialty Stores 1.1%
14,500	Dufry South America Ltd. (Brazil)	$245,653
69,735	easyhome Ltd. (Canada)	586,775
1,000,000	Water Oasis Group Ltd. (Hong Kong)	232,257

		1,064,685

	Systems Software 2.1%
786,573	GuestLogix, Inc.* (Canada)	676,559
2,629	Simplex Technology, Inc. (Japan)	1,252,812

		1,929,371

	Technology Distributors 0.4%
3,009,300	Inspur International Ltd. (China)	396,060

	Thrifts & Mortgage Finance 1.5%
40,130	Home Capital Group, Inc. (Canada)	1,435,090

	Trading Companies & Distributors 0.5%
12,025	Richelieu Hardware Ltd. (Canada)	219,004
1,970	Thermador Groupe (France)	282,669

		501,673

	Total Common Stocks (cost $58,579,472)	77,717,623

	PREFERRED STOCKS 1.3%

	Diversified Banks 0.3%
48,300	Parana Banco S.A. Pfd. (Brazil)	266,473

	Regional Banks 1.0%
199,510	Banco Daycoval S.A. Pfd. (Brazil)	970,879

	Total Preferred Stocks (cost $836,656)	1,237,352

	EXCHANGE TRADED FUNDS 3.4%

	Asset Management & Custody Banks 3.4%
83,025	iShares MSCI Emerging Markets Index Fund* (China)	3,230,503

	Total Exchange Traded Funds (cost $1,803,303)	3,230,503

Principal Amount		Value

	SHORT-TERM INVESTMENTS 13.1%

	Short Term Investments 13.1%
$12,273,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $12,645,000 of United States Treasury Notes 2.625% due 2/29/16; value: $12,518,550; repurchase proceeds: $12,273,003 (cost $12,273,000)	$12,273,000

	Total Short-Term Investments (cost $12,273,000)	12,273,000

	Total Investments (cost $73,492,431) 100.6%	94,458,478

	Liabilities less Other Assets (0.6)%	(602,524)

	NET ASSETS 100.0%	$93,855,954

	*Non-income producing. **Common units. ***Security was fair valued under procedures adopted by the Board of Directors (see Note 2). ADR American Depositary Receipt. See Notes to Financial Statements.

At September 30, 2009, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.8
Belgium	0.9
Brazil	3.1
Canada	8.9
China	24.0
Denmark	2.3
Finland	0.8
France	2.0
Germany	5.7
Hong Kong	1.6
India	2.5
Ireland	1.8
Italy	1.6
Japan	11.1
Korea	2.9
Malaysia	0.5
Mexico	2.7
Netherlands	0.2
Norway	3.1
Singapore	6.6
South Africa	0.6
Sweden	1.4
Switzerland	1.2
United Arab Emirates	2.4
United Kingdom	7.5
United States	3.8

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments	SEPTEMBER 30, 2009

Shares		Value

	COMMON STOCKS 94.1%
	Air Freight & Logistics 0.9%
3,501,725	Goodpack Ltd. (Singapore)	$2,511,980

	Apparel Retail 0.8%
128,468	Zumiez, Inc.*	2,108,160

	Apparel, Accessories & Luxury Goods 2.8%
1,773,285	Ports Design Ltd. (China)	4,429,752
188,192	Volcom, Inc.*	3,101,404

		7,531,156

	Application Software 3.3%
223,065	Interactive Intelligence, Inc.*	4,262,772
202,865	Tyler Technologies, Inc.*	3,466,963
47,030	Ultimate Software Group, Inc.*	1,350,702

		9,080,437

	Asset Management & Custody Banks 4.6%
67,702	Diamond Hill Investment Group, Inc.*	3,924,685
889,022	Treasury Group Ltd. (Australia)	4,353,333
122,961	Westwood Holdings Group, Inc.	4,266,747

		12,544,765

	Automotive Retail 1.1%
97,725	Monro Muffler Brake, Inc.	3,106,678

	Biotechnology 0.2%
64,330	Orexigen Therapeutics, Inc.*	633,650

	Computer Storage & Peripherals 1.3%
268,340	Intevac, Inc.*	3,606,490

	Construction & Engineering 0.5%
64,360	Orion Marine Group, Inc.*	1,321,954

	Consumer Finance 3.9%
382,116	Dollar Financial Corp.*	6,121,498
542,750	United PanAm Financial Corp.*	1,872,488
106,325	World Acceptance Corp.*	2,680,453

		10,674,439

	Education Services 1.7%
42,735	Capella Education Co.*	2,877,775
201,547	Kroton Educacional S.A. ** (Brazil)	1,800,779

		4,678,554

	Electronic Manufacturing Services 1.0%
239,675	TTM Technologies, Inc.*	2,749,072

	Environmental & Facilities Services 1.9%
131,530	American Ecology Corp.	2,459,611
158,145	Team, Inc.*	2,680,558

		5,140,169

	Footwear 1.0%
18,602,545	China Hongxing Sports Ltd. (China)	2,774,626

	Health Care Distributors 1.4%
91,961	MWI Veterinary Supply, Inc.*	3,673,842

	Health Care Equipment 5.3%
141,400	Abaxis, Inc.*	3,782,450
476,001	Cardica, Inc.*	718,761
645,000	Cardica, Inc. PIPE* *** †	857,076
161,302	Cardiovascular Systems, Inc.*	1,172,666
121,700	Invacare Corp.	2,711,476
24,315,170	LMA International N.V.* (Singapore)	3,799,380
34,625	NuVasive, Inc.*	1,445,940

		14,487,749

Shares		Value

	Health Care Facilities 2.2%
124,406	AmSurg Corp.*	$2,641,139
722,700	NovaMed, Inc.*	3,273,831

		5,914,970

	Health Care Services 7.4%
308,275	American Caresource Holding, Inc.*	1,347,162
113,601	Bio-Reference Laboratories, Inc.*	3,907,874
441,705	Clarient, Inc.*	1,859,578
163,182	CorVel Corp.*	4,634,369
254,305	Healthways, Inc.*	3,895,953
41,950	IPC The Hospitalist Co. Inc.*	1,319,327
102,755	LHC Group, Inc.*	3,075,457

		20,039,720

	Health Care Supplies 2.5%
408,857	Abcam plc (United Kingdom)	5,687,195
34,566	Neogen Corp.*	1,116,136

		6,803,331

	Health Care Technology 1.2%
38,605	Computer Programs & Systems, Inc.	1,598,633
471,045	RaySearch Laboratories AB* (Sweden)	1,745,639

		3,344,272

	Household Products 0.3%
45,875	Orchids Paper Products Co.*	917,500

	Internet Software & Services 2.7%
120,790	Constant Contact, Inc.*	2,325,207
188,690	DealerTrack Holdings, Inc.*	3,568,128
27,361	VistaPrint N.V.*	1,388,571

		7,281,906

	IT Consulting & Other Services 1.0%
92,895	NCI, Inc., Class A*	2,662,371

	Life Sciences Tools & Services 3.2%
197,444	ICON plc ADR* (Ireland)	4,835,404
84,093	Kendle International, Inc.*	1,406,035
194,670	Life Sciences Research, Inc.*	1,549,573
115,275	MEDTOX Scientific, Inc.*	1,049,002

		8,840,014

	Marine Ports & Services 0.9%
325,422	CAI International, Inc.*	2,398,360

	Mortgage REITs 2.0%
343,540	MFA Financial, Inc.	2,734,578
168,247	Redwood Trust, Inc.	2,607,829

		5,342,407

	Oil & Gas Equipment & Services 1.1%
252,800	Pason Systems, Inc. (Canada)	2,942,558

	Oil & Gas Exploration & Production 1.7%
201,651	Approach Resources, Inc.*	1,830,991
138,310	GMX Resources, Inc.*	2,172,850
1,030,430	Ithaca Energy, Inc.* † (Canada)	732,168
26,150	Ithaca Energy, Inc.* (Canada)	18,581

		4,754,590

	Pharmaceuticals 0.2%
326,809	Alexza Pharmaceuticals, Inc. PIPE* *** †	676,495

	Property & Casualty Insurance 1.0%
246,765	Seabright Insurance Holdings, Inc.*	2,818,056

	Regional Banks 2.2%
295,505	Boston Private Financial Holdings, Inc.	1,923,737
133,114	Commonwealth Bankshares, Inc.	694,855
161,300	Nara Bancorp, Inc.	1,121,035

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments (continued)	SEPTEMBER 30, 2009

Shares		Value

154,363	Tamalpais Bancorp	$217,652
116,440	Washington Trust Bancorp PIPE* †	2,040,029

		5,997,308

	Research & Consulting Services 4.3%
95,620	CRA International, Inc.*	2,609,470
377,865	Resources Connection, Inc.*	6,446,377
108,025	Stantec, Inc.* (Canada)	2,711,427

		11,767,274

	Restaurants 1.2%
116,175	Peet’s Coffee & Tea, Inc.*	3,279,620

	Semiconductor Equipment 0.6%
59,960	Tessera Technologies, Inc.*	1,672,285

	Semiconductors 12.4%
265,807	Melexis N.V. (Belgium)	2,704,811
611,815	Micrel, Inc.	4,986,292
555,194	Microtune, Inc.*	1,010,453
57,696	Netlogic Microsystems, Inc.*	2,596,320
1,305,427	O2Micro International Ltd. ADR* (China)	6,853,492
642,973	Pericom Semiconductor Corp.*	6,307,565
197,428	Power Integrations, Inc.	6,580,275
87,470	Supertex, Inc.*	2,624,100

		33,663,308

	Specialized Finance 1.6%
154,000	Goldwater Bank, N.A.* *** †	1,111,880
735	Osaka Securities Exchange Co. Ltd. (Japan)	3,342,771

		4,454,651

	Specialty Chemicals 0.9%
696,205	Neo Material Technologies, Inc.* (Canada)	2,492,956

	Specialty Stores 4.4%
377,420	Big 5 Sporting Goods Corp.	5,699,042
197,015	easyhome Ltd. (Canada)	1,657,755
247,377	Hibbett Sports, Inc.*	4,509,683

		11,866,480

	Systems Software 2.4%
89,560	ArcSight, Inc.*	2,155,709
395,405	Opnet Technologies, Inc.	4,321,777

		6,477,486

	Thrifts & Mortgage Finance 2.1%
112,730	Home Capital Group, Inc. (Canada)	4,031,341
167,403	Encore Bancshares, Inc.*	1,504,953

		5,536,294

	Trading Companies & Distributors 0.9%
220,363	Rush Enterprises, Inc., Class B*	2,399,753

	Trucking 2.0%
65,890	Old Dominion Freight Line, Inc.*	2,005,033
389,918	Vitran Corp., Inc.*	3,517,060

		5,522,093

	Total Common Stocks (cost $265,673,721)	256,489,779

	PREFERRED STOCKS 1.2%

	Regional Banks 1.2%
638,700	Banco Daycoval S.A. Pfd. (Brazil)	3,108,117

	Total Preferred Stocks (cost $2,446,922)	3,108,117

Shares		Value

	WARRANTS 0.0%

	Health Care Distributors 0.0%
25,946	Familymeds Group, Inc. expiring 11/30/09* *** †	$—

	Health Care Equipment 0.0%
121,124	Cardica, Inc. expiring 6/7/12* *** †	—
322,500	Cardica, Inc., expiring 9/29/14* *** †	40,312

		40,312

	Pharmaceuticals 0.0%
294,128	Alexza Pharmaceuticals, Inc. expiring 10/5/16* *** †	36,766

	Total Warrants (cost $96,458)	77,078

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.3%

	Repurchase Agreement 5.3%
$14,428,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $14,870,000 of United States Treasury Notes 2.625% due 2/29/16; value: $14,721,300; repurchase proceeds: $14,428,004 (cost $14,428,000)	$14,428,000

	Total Short-Term Investments (cost $14,428,000)	14,428,000

	Total Investments (cost $282,645,101) 100.6%	274,102,974

	Liabilities less Other Assets (0.6)%	(1,565,596)

	NET ASSETS 100.0%	$272,537,378

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.7
Belgium	1.0
Brazil	1.9
Canada	5.6
China	5.4
Ireland	1.9
Japan	1.3
Singapore	2.4
Sweden	0.7
United Kingdom	2.2
United States	75.9

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments	SEPTEMBER 30, 2009

Shares		Value

	COMMON STOCKS 87.1%

	Air Freight & Logistics 1.2%
90,000	Transat A.T., Inc. (Canada)	$1,421,185

	Apparel, Accessories & Luxury Goods 0.8%
42,000	LG Fashion Corp. (Korea)	949,968

	Application Software 3.4%
22,000	Ebix, Inc.*	1,217,920
57,000	JDA Software Group, Inc.*	1,250,580
7,000	SimCorp A/S (Denmark)	1,435,961

		3,904,461

	Asset Management & Custody Banks 1.1%
250,000	Treasury Group Ltd. (Australia)	1,224,192

	Auto Parts & Equipment 0.6%
110,000	Martinrea International, Inc.* (Canada)	741,492

	Biotechnology 2.7%
202,000	Dyadic International, Inc.*	242,400
391,263	Luna Innovations, Inc.*	841,216
85,000	NeurogesX, Inc. PIPE* †	680,000
5,800,000	Sino Biopharmaceutical Ltd. (China)	1,339,604

		3,103,220

	Computer Storage & Peripherals 1.2%
106,000	Intevac, Inc.*	1,424,640

	Construction & Engineering 1.1%
35,000	Michael Baker Corp.	1,271,900

	Construction & Farm Machinery & Heavy Trucks 0.9%
80,000	Titan Machinery, Inc.*	1,001,600

	Construction Materials 0.9%
280,000	Headwaters, Inc.*	1,083,600

	Consumer Finance 0.5%
25,000	World Acceptance Corp.*	630,250

	Data Processing & Outsourced Services 2.3%
200,000	Online Resources Corp.*	1,234,000
120,000	Wirecard AG (Germany)	1,430,182

		2,664,182

	Department Stores 0.9%
15,519,000	PT Ramayana Lestari Sentosa Tbk (Indonesia)	1,043,699

	Distributors 0.8%
34,000	Delticom AG (Germany)	969,238

	Diversified Banks 0.2%
55,556	Idaho Trust Bancorp* *** †	246,113

	Diversified Capital Markets 0.8%
90,000	JMP Group, Inc.	869,400

	Diversified Support Services 0.9%
57,000	Healthcare Services Group, Inc.	1,046,520

	Education Services 1.8%
70,500	AcadeMedia AB* (Sweden)	967,085
200,000	China Education Alliance, Inc.*	1,054,000

		2,021,085

	Electrical Components & Equipment 1.0%
1,370,925	Wasion Group Holdings Ltd. (China)	1,195,793

Shares		Value

	Electronic Manufacturing Services 1.1%
150,000	Sanmina-SCI Corp.*	$1,290,000

	Environmental & Facilities Services 2.1%
113,000	EnergySolutions, Inc.	1,041,860
105,000	Heritage-Crystal Clean, Inc.*	1,338,750

		2,380,610

	Footwear 0.7%
5,400,000	China Hongxing Sports Ltd. (China)	805,426

	Gas Utilities 0.9%
300,000	Indraprastha Gas Ltd.* (India)	1,018,397

	General Merchandise Stores 1.0%
61,000	Duckwall-ALCO Stores, Inc.*	1,094,950

	Health Care Distributors 1.4%
300,000	Animal Health International, Inc.*	636,000
24,000	MWI Veterinary Supply, Inc.*	958,800

		1,594,800

	Health Care Equipment 5.3%
170,000	AtriCure, Inc.*	802,400
103,865	Cardica, Inc.*	156,836
221,000	Cardica, Inc. PIPE* *** †	293,665
115,000	Cardiovascular Systems, Inc.*	836,050
55,000	Hill-Rom Holdings, Inc.	1,197,900
30,000	Invacare Corp.	668,400
400,000	Solta Medical, Inc.*	908,000
58,000	Zoll Medical Corp.*	1,248,160

		6,111,411

	Health Care Services 4.8%
44,000	Almost Family, Inc.*	1,309,000
25,000	Bio-Reference Laboratories, Inc.*	860,000
200,000	Health Grades, Inc.*	990,000
64,000	Healthways, Inc.*	980,480
45,000	LHC Group, Inc.*	1,346,850

		5,486,330

	Health Care Supplies 0.7%
144,000	MTS Medication Technologies, Inc.*	823,680

	Health Care Technology 0.8%
440,000	iCAD, Inc.*	946,000

	Home Entertainment Software 0.7%
900,000	Kingsoft Corp. Ltd. (China)	845,414

	Home Improvement Retail 1.0%
9,000,000	Ace Hardware Indonesia (Indonesia)	1,145,370

	Industrial Machinery 3.5%
5,000	Burckhardt Compression Holding AG (Switzerland)	820,186
73,820	China Valves Technology, Inc.*	534,457
24,000	Duoyuan Global Water, Inc. ADR* (China)	799,200
80,000	Gencor Industries, Inc.*	694,400
66,000	Hurco Cos. Inc.*	1,127,280

		3,975,523

	Integrated Telecommunication Services 0.6%
41,000	Cbeyond, Inc.*	661,330

	Internet Software & Services 2.0%
105,000	InfoSpace, Inc.*	812,700
185,000	United Online, Inc.	1,487,400

		2,300,100

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)

Shares		Value

	Investment Banking & Brokerage 1.8%
68,000	Duff & Phelps Corp., Class A	$1,302,880
105,000	GFI Group, Inc.	759,150

		2,062,030

	IT Consulting & Other Services 3.3%
240,000	China Information Security Technology, Inc.*	1,329,600
300,000	Matrikon, Inc. (Canada)	723,635
50,000	Telvent GIT S.A. (Spain)	1,449,000
43,215	Yucheng Technologies Ltd.* (China)	309,852

		3,812,087

	Life & Health Insurance 0.8%
30,000	Kansas City Life Insurance Co.	934,200

	Marine 0.8%
209,000	Euroseas Ltd. (Greece)	898,700

	Oil & Gas Equipment & Services 1.6%
500,000	Boots & Coots, Inc.*	805,000
110,000	TETRA Technologies, Inc.*	1,065,900

		1,870,900

	Oil & Gas Exploration & Production 2.1%
82,000	GMX Resources, Inc.*	1,288,220
265,000	Gran Tierra Energy, Inc.*	1,102,400

		2,390,620

	Packaged Foods & Meats 0.9%
70,000	Zhongpin, Inc.*	1,030,400

	Paper Products 0.7%
250,000	Verso Paper Corp.	747,500

	Personal Products 0.9%
150,000	Prestige Brands Holdings, Inc.*	1,056,000

	Pharmaceuticals 1.6%
800,000	China Shineway Pharmaceutical Group Ltd. (China)	854,704
20,000	Daewoong Pharmaceutical Co. Ltd. (Korea)	979,419

		1,834,123

	Property & Casualty Insurance 1.1%
111,000	Seabright Insurance Holdings, Inc.*	1,267,620

	Regional Banks 3.3%
1,900,000	City Union Bank Ltd. (India)	1,216,506
52,000	Columbia Banking System, Inc.	860,600
220,653	First Bank of Delaware*	330,979
25,000	First of Long Island Corp. (The)	664,750
53,000	Southwest Bancorp, Inc.	744,120

		3,816,955

	Research & Consulting Services 1.7%
42,000	CRA International, Inc.*	1,146,180
46,000	Resources Connection, Inc.*	784,760

		1,930,940

	Residential REITs 1.0%
195,000	Education Realty Trust, Inc.	1,156,350

	Restaurants 1.5%
1,300,000	Ajisen China Holdings Ltd. (China)	1,157,412
170,000	Brazil Fast Food Corp.*	610,300

		1,767,712

	Semiconductors 0.6%
350,000	Microtune, Inc.*	637,000

Shares		Value

	Specialized Finance 1.8%
860,000	Bolsa Mexicana de Valores S.A.,
	Series A (Mexico)*	$1,063,714
41,900	Goldwater Bank, N.A.* *** †	302,518
84,000	IMAREX ASA (Norway)*	727,487

		2,093,719

	Specialty Chemicals 0.8%
250,000	Neo Material Technologies, Inc.* (Canada)	895,194

	Specialty Stores 1.3%
45,000	Big 5 Sporting Goods Corp.	679,500
100,000	easyhome Ltd. (Canada)	841,436

		1,520,936

	Steel 2.4%
180,310	Globe Specialty Metals, Inc.* ***	1,561,340
39,000	Haynes International, Inc.*	1,240,980

		2,802,320

	Systems Software 3.2%
1,664,666	GuestLogix, Inc.* (Canada)	1,431,837
130,000	Opnet Technologies, Inc.	1,420,900
1,800	Simplex Technology, Inc. (Japan)	857,764

		3,710,501

	Thrifts & Mortgage Finance 0.9%
252,000	United Western Bancorp, Inc.	1,000,440

	Trading Companies & Distributors 1.4%
98,245	Essex Rental Corp.*	589,470
64,000	Interline Brands, Inc.*	1,078,400

		1,667,870

	Trucking 1.9%
123,000	Celadon Group, Inc.*	1,391,130
91,000	Vitran Corp., Inc.*	820,820

		2,211,950

	Total Common Stocks (cost $81,149,197)	100,407,946

	WARRANTS 0.0%

	Biotechnology 0.0%
30,399	NeurogesX, Inc., expiring 12/28/12* *** †	—

	Health Care Distributors 0.0%
6,486	Familymeds Group, Inc. expiring 11/30/09* *** †	—

	Health Care Equipment 0.0%
58,140	Cardica, Inc. expiring 6/7/12* *** †	—
110,500	Cardica, Inc., expiring 9/29/14* *** †	13,813

		13,813

	Total Warrants (cost $26,914)	13,813

SEPTEMBER 30, 2009

Principal Amount		Value

	SHORT-TERM INVESTMENTS 12.1%

	Repurchase Agreement 12.1%
$13,928,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $13,155,000 of United States Treasury Notes 4.00% due 2/15/15; value: $14,210,031; repurchase proceeds: $13,928,004 (cost $13,928,000)	$13,928,000

	Total Short-Term Investments (cost $13,928,000)	13,928,000

	Total Investments (cost $95,104,111) 99.2%	114,349,759

	Other Assets less Liabilities 0.8%	866,634

	NET ASSETS 100.0%	$115,216,393

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.2
Canada	6.0
China	7.3
Denmark	1.4
Germany	2.4
Greece	0.9
India	2.2
Indonesia	2.2
Japan	0.9
Korea	1.9
Mexico	1.1
Norway	0.7
Spain	1.4
Sweden	1.0
Switzerland	0.8
United States	68.6

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 90.0%

	Aerospace & Defense 1.5%
194,850	HEICO Corp.	$8,448,696
97,443	HEICO Corp., Class A	3,304,292

		11,752,988

	Air Freight & Logistics 1.5%
24,866,692	Aramex PJSC (United Arab Emirates)*	11,983,295

	Alternative Carriers 0.7%
262,774	Neutral Tandem, Inc.*	5,980,736

	Aluminum 0.9%
11,305,282	Midas Holdings Ltd. (Singapore)	6,865,312

	Apparel Retail 1.2%
584,774	Zumiez, Inc.*	9,596,141

	Apparel, Accessories & Luxury Goods 2.3%
5,073,340	Ports Design Ltd. (China)	12,673,449
384,108	Volcom, Inc.*	6,330,100

		19,003,549

	Application Software 2.9%
62,615	Concur Technologies, Inc.*	2,489,572
76,162	FactSet Research Systems, Inc.	5,044,971
561,010	Ultimate Software Group, Inc.*	16,112,207

		23,646,750

	Asset Management & Custody Banks 1.5%
421,085	Waddell & Reed Financial, Inc., Class A	11,979,868

	Automotive Retail 1.6%
349,275	O’Reilly Automotive, Inc.* †††	12,622,798

	Biotechnology 1.7%
17,896	Myriad Genetics, Inc.*	490,350
4,474	Myriad Pharmaceuticals, Inc.*	26,218
225,795	Orexigen Therapeutics, Inc.*	2,224,081
146,199	Orexigen Therapeutics, Inc., Series C PIPE* †	1,440,060
259,725	Sangamo BioSciences, Inc.*	2,132,342
469,510	Seattle Genetics, Inc.*	6,587,225
205,700	ZymoGenetics, Inc.*	1,242,428

		14,142,704

	Communications Equipment 2.4%
256,665	F5 Networks, Inc.*	10,171,634
438,555	Riverbed Technology, Inc.*	9,630,668

		19,802,302

	Computer & Electronics Retail 0.5%
250,578	hhgregg, Inc.*	4,244,791

	Construction & Farm Machinery & Heavy Trucks 1.5%
331,826	Bucyrus International, Inc., Class A	11,819,642

	Data Processing & Outsourced Services 3.1%
483,365	NeuStar, Inc., Class A*	10,924,049
1,184,760	Wirecard AG (Germany)	14,120,187

		25,044,236

	Distributors 1.0%
425,555	LKQ Corp.*	7,889,790

	Diversified Banks 2.4%
166,191	HDFC Bank Ltd. ADR (India)	19,672,029

	Diversified Support Services 2.2%
543,576	Copart, Inc.*	18,052,159

Shares		Vialue

	Education Services 1.2%
138,396	Capella Education Co.*	$9,319,586

	Environmental & Facilities Services 1.7%
528,645	Tetra Tech, Inc.*	14,024,952

	Footwear 0.3%
18,556,345	China Hongxing Sports Ltd. (China)	2,767,735

	Health Care Distributors 1.5%
295,456	MWI Veterinary Supply, Inc.*	11,803,467

	Health Care Equipment 2.1%
479,552	Abaxis, Inc.*	12,828,016
466,111	DexCom, Inc.*	3,696,260
1,620,220	Zonare Medical Systems, Inc.* *** †	194,427

		16,718,703

	Health Care Services 2.2%
287,910	Bio-Reference Laboratories, Inc.*	9,904,104
139,085	MEDNAX, Inc.*	7,638,548

		17,542,652

	Health Care Technology 1.8%
161,960	athenahealth, Inc.*	6,214,405
208,055	Computer Programs & Systems, Inc.	8,615,558

		14,829,963

	Human Resource & Employment Services 0.9%
1,381,683	Michael Page International plc (United Kingdom)	7,391,656

	Integrated Telecommunication Services 0.8%
405,190	Cbeyond, Inc.*	6,535,715

	Internet Software & Services 2.8%
458,170	DealerTrack Holdings, Inc.*	8,663,995
943,390	LoopNet, Inc.*	8,528,246
115,350	VistaPrint N.V.*	5,854,012

		23,046,253

	Investment Banking & Brokerage 0.7%
343,360	optionsXpress Holdings, Inc.	5,933,261

	IT Consulting & Other Services 2.7%
558,518	Cognizant Technology Solutions Corp., Class A*	21,592,306

	Leisure Facilities 1.3%
377,125	Life Time Fitness, Inc.*	10,578,356

	Life Sciences Tools & Services 2.4%
500,880	ICON plc ADR* (Ireland)	12,266,551
115,284	Techne Corp.	7,211,014

		19,477,565

	Mortgage REITs 1.3%
665,608	Redwood Trust, Inc.	10,316,924

	Oil & Gas Equipment & Services 4.7%
440,555	Dril-Quip, Inc.*	21,869,150
790,890	Pason Systems, Inc. (Canada)	9,205,853
455,035	TGS-NOPEC Geophysical Co. ASA* (Norway)	6,817,683

		37,892,686

	Oil & Gas Exploration & Production 0.8%
413,670	GMX Resources, Inc.*	6,498,756

SEPTEMBER 30, 2009

Shares		Value

	Other Diversified Financial Services 0.5%
2,661,038	Count Financial Ltd. (Australia)	$3,639,144

	Packaged Foods & Meats 0.6%
202,306	Glaxo SmithKline Consumer Healthcare Ltd. (India)	4,870,610

	Pharmaceuticals 0.9%
656,923	Alexza Pharmaceuticals, Inc.*	1,478,077
409,401	Alexza Pharmaceuticals, Inc. PIPE* *** †	847,460
680,112	Dechra Pharmaceuticals plc (United Kingdom)	4,652,968

		6,978,505

	Regional Banks 0.8%
164,505	City National Corp.	6,404,180

	Research & Consulting Services 5.5%
324,938	CRA International, Inc.*	8,867,558
1,399	Exponent, Inc.*	39,410
1,153,294	Resources Connection, Inc.* †††	19,675,196
645,594	Stantec, Inc.* (Canada)	16,204,409

		44,786,573

	Restaurants 1.6%
472,411	Peet’s Coffee & Tea, Inc.*	13,336,163

	Semiconductors 7.8%
317,795	Hittite Microwave Corp.*	11,688,500
189,729	Netlogic Microsystems, Inc.*	8,537,805
1,509,480	O2Micro International Ltd. ADR* (China)	7,924,770
688,621	Power Integrations, Inc.	22,951,738
258,135	Silicon Laboratories, Inc.*	11,967,139

		63,069,952

	Specialized Finance 2.9%
789,810	MSCI, Inc., Class A*	23,394,172

	Specialty Stores 2.5%
1,099,155	Hibbett Sports, Inc.*	20,037,596

	Systems Software 3.1%
432,785	ArcSight, Inc.*	10,417,135
730,937	NetSuite, Inc.*	11,183,336
177,135	Sourcefire, Inc.*	3,803,089

		25,403,560

	Trading Companies & Distributors 2.9%
534,700	MSC Industrial Direct Co., Inc, Class A	23,302,226

	Trucking 2.8%
115,170	J.B. Hunt Transport Services, Inc.	3,700,412
1,145,242	Knight Transportation, Inc.†††	19,217,161

		22,917,573

	Total Common Stocks (cost $587,995,535)	728,509,880

	PREFERRED STOCKS 0.4%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	1,105,085

	Health Care Equipment 0.0%
750,000	Orqis Medical Corp., Series D Pfd.* *** †	—

	Health Care Services 0.0%
362,782	TargetRX, Inc., Series D Pfd.* *** †	3,628

	Internet Software & Services 0.0%
404,517	Incipient, Inc., Series D Pfd.* *** †	—

Shares		Value

	Life Sciences Tools & Services 0.3%
178,571	Fluidigm Corp., Series E Pfd.* *** †	$1,932,138

	Total Preferred Stocks (cost $8,329,870)	3,040,851

	LIMITED PARTNERSHIP INTEREST 0.5%

	Other 0.5%
	Montagu Newhall Global Partners II-B, L.P.*** †	3,395,960
	Montagu Newhall Global Partners III-B, L.P.* *** †	809,385

		4,205,345

	Total Limited Partnership Interest (cost $4,938,853)	4,205,345

Principal Amount		Value
	CONVERTIBLE NOTES 0.0%

	Life Sciences Tools & Services 0.0%
$113,374	Fluidigm Corp. Bridge Financing, 12.00%, 12/31/09†	$113,374

	Total Convertible Notes (cost $113,374)	113,374

Shares		Value
	WARRANTS 0.0%

	Health Care Equipment 0.0%
243,033	Zonare Medical Systems, Inc. expiring 6/30/11* *** †	$—

	Life Sciences Tools & Services 0.0%
113,400	Fluidigm Corp. expiring 8/18/19* †	11

	Pharmaceuticals 0.0%
368,461	Alexza Pharmaceuticals, Inc. expiring 10/5/16* *** †	46,058

	Total Warrants (cost $46,069)	46,069

	RIGHTS 0.0%

	Life Sciences Tools & Services 0.0%
208,525	Valera Pharmaceuticals, Inc. Ureteral Stent CSR* *** †	—

	Pharmaceuticals 0.0%
208,525	Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR* *** †	—

	Total Rights (cost $406,537)	—

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)	SEPTEMBER 30, 2009

Principal Amount		Value

	SHORT-TERM INVESTMENTS 10.1%

	Repurchase Agreement 10.1%
$81,535,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $81,990,000 of United States Treasury Notes 2.625% due 2/29/16; value: $28,284,300; United States Treasury Notes 1.75% due 8/15/12; value: $9,817,200; United States Treasury Notes 3.625% due 8/15/19; value: $45,065,625; repurchase proceeds: $81,535,023††† (cost $81,535,000)	$81,535,000

	Total Short-Term Investments (cost $81,535,000)	81,535,000

	Total Investments (cost $683,365,238) 101.0%	817,450,519

	Liabilities less Other Assets (1.0)%	(8,132,584)

	NET ASSETS 100.0%	$809,317,935

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for purchase commitments (see Note 10).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	0.5
Canada	3.5
China	3.2
Germany	1.9
India	3.3
Ireland	1.7
Norway	0.9
Singapore	0.9
United Arab Emirates	1.6
United Kingdom	1.7
United States	80.8

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments	SEPTEMBER 30, 2009

Shares		Value

	COMMON STOCKS 96.0%

	Aerospace & Defense 2.3%
149,490	HEICO Corp., Class A	$5,069,206

	Air Freight & Logistics 1.4%
4,320,486	Goodpack Ltd. (Singapore)	3,099,322

	Apparel, Accessories & Luxury Goods 1.2%
166,795	Volcom, Inc.*	2,748,782

	Application Software 1.1%
41,437	Ebix, Inc.*	2,293,952

	Asset Management & Custody Banks 4.4%
276,276	Fifth Street Finance Corp.	3,019,697
139,215	SEI Investments Co.	2,739,751
471,940	Solar Capital, LLC** *** †	3,917,102

		9,676,550

	Automotive Retail 1.8%
77,285	Monro Muffler Brake, Inc.	2,456,890
37,590	O’Reilly Automotive, Inc.*	1,358,503

		3,815,393

	Communications Equipment 1.7%
141,395	Polycom, Inc.*	3,782,316

	Construction & Engineering 1.1%
348,336	Great Lakes Dredge & Dock Co.	2,431,385

	Construction & Farm Machinery & Heavy Trucks 1.0%
63,970	Bucyrus International, Inc., Class A	2,278,611

	Consumer Finance 3.6%
234,253	Dollar Financial Corp.*	3,752,733
532,416	United PanAm Financial Corp.*	1,836,835
86,665	World Acceptance Corp.*	2,184,825

		7,774,393

	Data Processing & Outsourced Services 1.8%
174,535	NeuStar, Inc., Class A*	3,944,491

	Distributors 0.9%
100,425	LKQ Corp.*	1,861,880

	Diversified Banks 0.9%
377,021	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	1,885,105

	Diversified Capital Markets 0.9%
198,343	JMP Group, Inc.	1,915,993

	Diversified REITs 0.0%
60,000	Star Asia Financial Ltd. * †	54,000

	Diversified Support Services 2.0%
133,245	Copart, Inc.*	4,425,066

	Education Services 0.7%
179,780	Kroton Educacional S.A.** (Brazil)	1,606,296

	Electrical Components & Equipment 0.8%
2,115,868	Wasion Group Holdings Ltd. (China)	1,845,571

	Footwear 0.9%
13,044,115	China Hongxing Sports Ltd. (China)	1,945,569

	Health Care Equipment 1.0%
101,705	Invacare Corp.	2,265,987

Shares		Value

	Health Care Facilities 5.2%
135,356	AmSurg Corp.*	$2,873,608
268,502	Emeritus Corp.*	5,893,619
94,795	VCA Antech, Inc.*	2,549,037

		11,316,264

	Health Care Services 7.1%
138,468	CorVel Corp.*	3,932,491
194,855	Healthways, Inc.*	2,985,179
129,880	LHC Group, Inc.*	3,887,308
85,885	MEDNAX, Inc.*	4,716,804

		15,521,782

	Health Care Technology 2.0%
204,110	IMS Health, Inc.	3,133,089
95,531	Vital Images, Inc.*	1,196,048

		4,329,137

	Homefurnishing Retail 1.2%
96,905	Aaron’s, Inc.	2,558,292

	Industrial Machinery 1.1%
87,310	IDEX Corp.	2,440,314

	Insurance Brokers 1.0%
108,965	Brown & Brown, Inc.	2,087,769

	Integrated Telecommunication Services 1.5%
203,130	Cbeyond, Inc.*	3,276,487

	Internet Software & Services 1.9%
111,469	DealerTrack Holdings, Inc.*	2,107,879
239,808	RADVision Ltd. (Israel)*	2,124,699

		4,232,578

	Investment Banking & Brokerage 1.6%
197,875	optionsXpress Holdings, Inc.	3,419,280

	IT Consulting & Other Services 2.4%
137,115	Cognizant Technology Solutions Corp., Class A*	5,300,866

	Life Sciences Tools & Services 2.1%
206,425	Pharmaceutical Product Development, Inc.	4,528,965

	Mortgage REITs 3.5%
553,170	MFA Financial, Inc.	4,403,233
207,605	Redwood Trust, Inc.	3,217,878

		7,621,111

	Office Services & Supplies 0.9%
211,405	American Reprographics Co.*	2,012,576

	Oil & Gas Equipment & Services 1.7%
383,891	TETRA Technologies, Inc.*	3,719,904

	Oil & Gas Exploration & Production 1.1%
95,050	Petrohawk Energy Corp.*	2,301,161

	Packaged Foods & Meats 1.0%
143,575	Zhongpin, Inc.*	2,113,424

	Personal Products 4.8%
94,080	Herbalife Ltd.	3,080,179
114,460	NBTY, Inc.*	4,530,327
405,017	Prestige Brands Holdings, Inc.*	2,851,320

		10,461,826

	Property & Casualty Insurance 2.0%
212,130	Seabright Insurance Holdings, Inc.*	2,422,525
77,545	Tower Group, Inc.	1,891,322

		4,313,847

WASATCH SMALL CAP VALUE FUND (WMCVX) — Schedule of Investments (continued)	SEPTEMBER 30, 2009

Shares		Value

	Regional Banks 5.7%
318,507	Boston Private Financial Holdings, Inc.	$2,073,481
88,665	City National Corp.	3,451,728
159,925	Columbia Banking System, Inc.	2,646,759
231,445	Commonwealth Bankshares, Inc.	1,208,143
178,653	Washington Trust Bancorp PIPE* †	3,130,000

		12,510,111

	Research & Consulting Services 3.3%
88,080	Corporate Executive Board Co.	2,193,192
113,985	Huron Consulting Group, Inc.*	2,944,233
122,290	Resources Connection, Inc.*	2,086,267

		7,223,692

	Semiconductors 4.9%
569,011	Pericom Semiconductor Corp.*	5,581,998
123,830	Standard Microsystems Corp.*	2,874,094
76,807	Supertex, Inc.*	2,304,210

		10,760,302

	Specialized Finance 1.2%
86,405	MSCI, Inc., Class A*	2,559,316

	Steel 2.4%
343,825	Globe Specialty Metals, Inc.* ***	2,977,249
71,525	Haynes International, Inc.*	2,275,926

		5,253,175

	Systems Software 1.2%
239,840	Opnet Technologies, Inc.	2,621,451

	Trading Companies & Distributors 3.0%
220,905	Interline Brands, Inc.*	3,722,249
66,085	MSC Industrial Direct Co., Inc, Class A	2,879,985

		6,602,234

	Trucking 2.7%
72,236	Old Dominion Freight Line, Inc.*	2,198,141
406,942	Vitran Corp., Inc.*	3,670,617

		5,868,758

	Total Common Stocks (cost $200,762,846)	209,674,490

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.2%

	Repurchase Agreement 4.2%
$9,146,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $8,640,000 of United States Treasury Notes 4.00% due 2/15/15; value: $9,332,928; repurchase proceeds: $9,146,003 (cost $9,146,000)	$9,146,000

	Total Short-Term Investments (cost $9,146,000)	9,146,000

	Total Investments (cost $209,908,846) 100.2%	218,820,490

	Liabilities less Other Assets (0.2)%	(462,819)

	NET ASSETS 100.0%	$218,357,671

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bermuda	0.9
Brazil	0.8
China	1.8
Israel	1.0
Singapore	1.5
United States	94.0

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	SEPTEMBER 30, 2009

Shares		Value

	COMMON STOCKS 73.3%

	Asset Management & Custody Banks 10.0%
18,891	Apollo Investment Corp.	$180,409
50,075	Ares Capital Corp.	551,826
64,440	Fifth Street Finance Corp.	704,329
9,115	SEI Investments Co.	179,383
19,600	Solar Capital, LLC** *** †	162,680

		1,778,627

	Computer Hardware 2.0%
2,900	International Business Machines Corp.	346,869

	Data Processing & Outsourced Services 5.6%
8,100	Cia Brasileira de Meios de Pagamentos (Brazil)	80,576
18,660	Paychex, Inc.	542,073
23,600	Redecard S.A. (Brazil)	363,899

		986,548

	Diversified Banks 4.7%
74,932	Bank of East Asia Ltd. (Hong Kong)	270,720
48,160	Bank of N.T. Butterfield & Son Ltd. (Bermuda)	240,800
16,164	Itau Unibanco Holding S.A. ADR (Brazil)	325,705

		837,225

	Diversified REITs 1.0%
42,000	CapLease, Inc.	169,260
17,279	Star Asia Financial Ltd.* †	15,551

		184,811

	Diversified Support Services 1.1%
7,585	Ritchie Bros. Auctioneers, Inc. (Canada)	186,136

	Fertilizers & Agricultural Chemicals 1.4%
3,250	Monsanto Co.	251,550

	Gold 0.0%
95,680	Redcorp Ventures Ltd. PIPE* *** † (Canada)	—

	Health Care Services 1.5%
5,900	Chemed Corp.	258,951

	Hypermarkets & Super Centers 2.0%
7,255	Wal-Mart Stores, Inc.	356,148

	Industrial Machinery 2.3%
42,700	Weg S.A. (Brazil)	407,852

	Leisure Products 1.8%
14,300	Pool Corp.†††	317,746

	Life Sciences Tools & Services 3.9%
7,100	Eurofins Scientific (France)	333,175
16,445	Pharmaceutical Product Development, Inc.	360,803

		693,978

	Mortgage REITs 14.5%
61,990	Capstead Mortgage Corp.	862,281
135,700	MFA Financial, Inc.	1,080,172
39,940	Redwood Trust, Inc.	619,070

		2,561,523

	Multi-Line Insurance 2.0%
10,255	Loews Corp.	351,234

	Oil & Gas Exploration & Production 1.8%
2,810	Range Resources Corp.†††	138,702
3,500	Ultra Petroleum Corp.* (Canada)	171,360

		310,062

Shares		Value

	Personal Products 2.9%
15,650	Herbalife Ltd.	$512,381

	Pharmaceuticals 5.5%
9,630	Forest Laboratories, Inc.*	283,507
4,095	Johnson & Johnson	249,344
8,835	Teva Pharmaceutical Industries Ltd. ADR (Israel)	446,698

		979,549

	Railroads 1.1%
3,330	Union Pacific Corp.	194,305

	Semiconductors 3.9%
6,470	Linear Technology Corp.†††	178,766
6,315	Microchip Technology, Inc.	167,348
31,165	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	341,568

		687,682

	Trading Companies & Distributors 2.2%
3,800	MSC Industrial Direct Co., Inc, Class A†††	165,604
2,530	W.W. Grainger, Inc.	226,081

		391,685

	Wireless Telecommunication Services 2.1%
8,345	America Movil S.A.B. de C.V., Series L ADR (Mexico)	365,761

	Total Common Stocks (cost $12,968,960)	12,960,623

	EXCHANGE TRADED FUNDS 2.2%

	Asset Management & Custody Banks 2.2%
5,576	Direxion Daily Financial Bear 3X Shares	115,925
2,310	ProShares UltraShort 20+ Year Treasury ETF	101,663
3,300	Energy Select Sector SPDR Fund	177,936

		395,524

	Total Exchange Traded Funds (cost $751,857)	395,524

	LIMITED PARTNERSHIP INTEREST 1.9%

	Oil & Gas Storage & Transportation 1.9%
9,048	Magellan Midstream Partners L.P.**	340,202

	Total Limited Partnership Interest (cost $221,100)	340,202

	ROYALTY INTEREST 0.0%

	Gold 0.0%
299	Redcorp Ventures Ltd. — NSR Interest* *** † (Canada)	—

	Total Royalty Interest (cost $0)	—

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)	SEPTEMBER 30, 2009

Principal Amount		Value

	CORPORATE BONDS 2.2%

	Gold 0.1%
$255,698	Redcorp Ventures Ltd., 13.00%, 7/11/12*** † (Canada)	$23,906

	Integrated Telecommunication Services 2.1%
400,000	Broadview Networks Holdings, Inc., 11.375%, 9/1/12	366,500

	Total Corporate Bonds (cost $648,512)	390,406

Shares		Value
	WARRANTS 0.0%

	Gold 0.0%
209,599	Redcorp Ventures Ltd. expiring 11/11/21* *** † (Canada)	$—

	Total Warrants (cost $0)	—

Number of Contracts		Value
	PUT OPTIONS PURCHASED 0.4%

	Specialized Finance 0.4%
200	S&P 500 Index, expiring 12/19/09, exercise price $800	$76,000

	Total Put Options Purchased (premium $222,200)	76,000

Principal Amount		Value
	SHORT-TERM INVESTMENTS 17.8%

	Repurchase Agreement 17.8%
$3,149,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $3,245,000 of United States Treasury Notes 2.625% due 2/29/16; value: $3,212,550; repurchase proceeds: $3,149,001††† (cost $3,149,000)	$3,149,000

	Total Short-Term Investments (cost $3,149,000)	3,149,000

	Total Investments (cost $17,961,629) 97.8%	17,311,755

	Other Assets less Liabilities 2.2%	398,292

	NET ASSETS 100.0%	$17,710,047

Number of Contracts		Value
	CALL OPTIONS WRITTEN 0.1%

	Leisure Products 0.0%
143	Pool Corp., expiring 10/17/09, exercise price $25	$715

Number of Contracts		Value

	Oil & Gas Exploration & Production 0.0%
28	Range Resources Corp., expiring 10/17/09, exercise price $52.50	$1,540

	Semiconductors 0.1%
64	Linear Technology Corp., expiring 10/17/09, exercise price $27	8,000

	Trading Companies & Distributors 0.0%
38	MSC Industrial Direct Co., expiring 10/17/09, exercise price $45	2,090

	Total Call Options Written (premium $20,877)	12,345

Shares		Value
	SECURITIES SOLD SHORT 0.5%

	Mortgage REITs 0.0%
6,000	NovaStar Financial, Inc.	$6,900

	Regional Banks 0.3%
3,310	Heartland Financial USA, Inc.	48,823

	Thrifts & Mortgage Finance 0.2%
8,322	First Federal Bancshares of Arkansas, Inc.	32,206

	Total Securities Sold Short (proceeds $460,105)	87,929

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for short sales and call options written (see Note 2).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Strategic Income Fund’s investments, excluding short-term investments, written options, and securities sold short, were in the following countries:

Country	%
Bermuda	1.7
Brazil	8.4
Canada	1.5
France	2.4
Hong Kong	1.9
Israel	3.2
Mexico	2.6
Taiwan	2.4
United States	75.9

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	SEPTEMBER 30, 2009

Shares		Value

	COMMON STOCKS 93.5%

	Air Freight & Logistics 1.0%
2,585,000	Aramex PJSC* (United Arab Emirates)	$1,245,715

	Aluminum 0.6%
1,164,000	Midas Holdings Ltd. (Singapore)	706,858

	Apparel Retail 1.0%
69,935	Zumiez, Inc.*	1,147,633

	Apparel, Accessories & Luxury Goods 1.6%
784,000	Ports Design Ltd. (China)	1,958,470

	Application Software 5.6%
17,055	Concur Technologies, Inc.*	678,107
20,845	FactSet Research Systems, Inc.	1,380,773
86,841	Interactive Intelligence, Inc.*	1,659,532
83,625	Tyler Technologies, Inc.*	1,429,151
58,110	Ultimate Software Group, Inc.*	1,668,919

		6,816,482

	Asset Management & Custody Banks 1.7%
58,253	Westwood Holdings Group, Inc.	2,021,379

	Automotive Retail 1.8%
61,395	O’Reilly Automotive, Inc.*	2,218,815

	Biotechnology 0.4%
46,960	Orexigen Therapeutics, Inc.*	462,556

	Communications Equipment 5.0%
74,740	F5 Networks, Inc.*	2,961,946
91,305	Riverbed Technology, Inc.*	2,005,058
43,035	Starent Networks Corp.*	1,093,950

		6,060,954

	Construction & Engineering 1.3%
63,000	MYR Group, Inc.*	1,328,670
13,685	Orion Marine Group, Inc.*	281,090

		1,609,760

	Construction & Farm Machinery & Heavy Trucks 1.0%
34,907	Bucyrus International, Inc., Class A†††	1,243,387

	Consumer Finance 0.4%
30,320	First Cash Financial Services, Inc.*	519,382

	Data Processing & Outsourced Services 2.6%
52,000	Cia Brasileira de Meios de Pagamentos (Brazil)	517,278
24,915	NeuStar, Inc., Class A*	563,079
167,175	Wirecard AG (Germany)	1,992,423

		3,072,780

	Distributors 1.7%
113,220	LKQ Corp.*	2,099,099

	Diversified Banks 3.4%
63,000	Axis Bank Ltd. (India)	1,290,187
45,210	HDFC Bank Ltd. (India)	1,551,172
10,951	HDFC Bank Ltd. ADR (India)	1,296,270

		4,137,629

	Diversified Support Services 1.6%
57,140	Copart, Inc.*	1,897,619

	Education Services 1.5%
26,545	Capella Education Co.*	1,787,540

Shares		Value

	Environmental & Facilities Services 2.3%
60,684	Heritage-Crystal Clean, Inc.*	$773,721
57,950	Team, Inc.*	982,253
36,600	Tetra Tech, Inc.*	970,998

		2,726,972

	Footwear 0.4%
3,375,860	China Hongxing Sports Ltd. (China)	503,520

	General Merchandise Stores 1.5%
37,040	Dollar Tree, Inc.*	1,803,107

	Health Care Equipment 4.1%
61,075	Abaxis, Inc.*	1,633,756
203,255	Cardica, Inc.* †††	306,915
330,000	Cardica, Inc. PIPE* *** †	438,504
35,474	Cardiovascular Systems, Inc.*	257,896
56,445	DexCom, Inc.*	447,609
21,750	DiaSorin S.p.A (Italy)	732,441
24,681	NuVasive, Inc.*	1,030,679
1,080,146	Zonare Medical Systems, Inc.* *** †	129,618

		4,977,418

	Health Care Facilities 3.4%
75,970	Emeritus Corp.*	1,667,542
92,715	VCA Antech, Inc.*	2,493,106

		4,160,648

	Health Care Services 2.4%
36,120	Bio-Reference Laboratories, Inc.*	1,242,528
234,845	Clarient, Inc.*	988,697
18,180	Genoptix, Inc.*	632,300

		2,863,525

	Health Care Supplies 1.9%
77,800	Abcam plc (United Kingdom)	1,082,197
367,205	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	1,212,953

		2,295,150

	Health Care Technology 1.5%
15,130	athenahealth, Inc.*	580,538
30,050	Computer Programs & Systems, Inc.	1,244,370
253,064	Transoma Medical, Inc.,* *** †	2,531

		1,827,439

	Home Entertainment Software 0.3%
31,600	Shanda Games Ltd. ADR* (China)	369,720

	Industrial Machinery 0.5%
17,890	Duoyuan Global Water, Inc. ADR* (China)	595,737

	Integrated Telecommunication Services 1.0%
75,195	Cbeyond, Inc.*	1,212,895

	Internet Software & Services 2.0%
27,020	Constant Contact, Inc.*	520,135
56,225	DealerTrack Holdings, Inc.*	1,063,215
15,710	VistaPrint N.V.*	797,282
91,388	Xtera* *** †	30,158

		2,410,790

	IT Consulting & Other Services 4.9%
141,316	Cognizant Technology Solutions Corp., Class A*	5,463,277
138,110	Rolta India Ltd. (India)	509,317

		5,972,594

	Leisure Facilities 1.6%
69,800	Life Time Fitness, Inc.*	1,957,890

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)

Shares		Value

	Life Sciences Tools & Services 2.1%
61,353	ICON plc ADR* (Ireland)	$1,502,535
15,825	Techne Corp.	989,854

		2,492,389

	Oil & Gas Equipment & Services 2.1%
31,825	Dril-Quip, Inc.*	1,579,793
80,185	Pason Systems, Inc. (Canada)	933,343

		2,513,136

	Oil & Gas Exploration & Production 1.6%
28,955	GMX Resources, Inc.*	454,883
61,820	Petrohawk Energy Corp.*	1,496,662

		1,951,545

	Packaged Foods & Meats 0.5%
26,000	Glaxo SmithKline Consumer Healthcare Ltd. (India)	625,962

	Personal Products 1.0%
38,445	Herbalife Ltd.	1,258,689
50,403	Ophthonix, Inc.* *** †	504

		1,259,193

	Pharmaceuticals 0.2%
57,562	Alexza Pharmaceuticals, Inc.*	129,514
75,769	Alexza Pharmaceuticals, Inc.* *** † PIPE	156,842

		286,356

	Publishing 1.1%
28,361	Morningstar, Inc.*	1,377,210

	Research & Consulting Services 2.7%
99,280	Resources Connection, Inc.*	1,693,717
63,000	Stantec, Inc.* (Canada)	1,581,300

		3,275,017

	Restaurants 0.9%
37,580	Peet’s Coffee & Tea, Inc.*	1,060,883

	Semiconductor Equipment 0.9%
39,922	Tessera Technologies, Inc.*	1,113,425

	Semiconductors 8.7%
31,785	Hittite Microwave Corp.*	1,169,052
27,825	Netlogic Microsystems, Inc.*	1,252,125
493,000	O2Micro International Ltd. ADR* (China)	2,588,250
94,315	Power Integrations, Inc.	3,143,519
51,950	Silicon Laboratories, Inc.*	2,408,402

		10,561,348

	Specialized Finance 3.4%
140,750	MSCI, Inc., Class A*	4,169,015

	Specialty Stores 1.2%
79,390	Hibbett Sports, Inc.*	1,447,280

	Systems Software 3.2%
49,095	ArcSight, Inc.*	1,181,717
80,742	NetSuite, Inc.*	1,235,352
133,500	Opnet Technologies, Inc.	1,459,155

		3,876,224

	Thrifts & Mortgage Finance 1.1%
82,510	LIC Housing Finance Ltd. (India)	1,324,397

	Trucking 2.8%
126,975	Knight Transportation, Inc.	2,130,640
39,965	Old Dominion Freight Line, Inc.*	1,216,135

		3,346,775

	Total Common Stocks (cost $89,022,984)	113,363,618

Shares		Value

	PREFERRED STOCKS 1.2%

	Biotechnology 0.2%
169,492	Nanosys, Inc., Series D Pfd.* *** †	$276,272

	Health Care Services 0.0%
108,917	TargetRX, Inc., Series D Pfd.* *** †	1,089

	Health Care Technology 1.0%
253,064	Data Sciences International, Inc. Series B Pfd.* *** †	817,574
243,902	TherOx, Inc., Series I Pfd.* *** †	429,267

		1,246,841

	Total Preferred Stocks (cost $2,205,906)	1,524,202

	LIMITED PARTNERSHIP INTEREST 3.2%

	Other 3.2%
	Montagu Newhall Global Partners II-B, L.P.*** †	3,056,369
	Montagu Newhall Global Partners III-B, L.P.* *** †	809,385

		3,865,754

	Total Limited Partnership Interest (cost $4,539,467)	3,865,754

	WARRANTS 0.0%

	Health Care Equipment 0.0%
165,000	Cardica, Inc., expiring 9/29/14*** †	20,625
162,021	Zonare Medical Systems, Inc., expiring 6/30/11*** †	—

		20,625

	Pharmaceuticals 0.0%
68,192	Alexza Pharmaceuticals, Inc., expiring 10/5/16*** †	8,524

	Total Warrants (cost $29,149)	29,149

SEPTEMBER 30, 2009

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.3%

	Repurchase Agreement 2.3%
$2,745,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/01/09 with Fixed Income Clearing Corporation collateralized by $2,830,000 of United States Treasury Notes 2.625% due 2/29/16; value: $2,801,700; repurchase proceeds: $2,745,001††† (cost $2,745,000)	$2,745,000

	Total Short-Term Investments (cost $2,745,000)	2,745,000

	Total Investments (cost $98,542,506) 100.2%	121,527,723

	Liabilities less Other Assets (0.2)%	(243,487)

	NET ASSETS 100.0%	$121,284,236

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

†††All or a portion of this security has been designated as collateral for future commitments (see Note 10).

ADR American Depositary Receipt.

PIPE Private Investment in a Public Equity.

See Notes to Financial Statements.

At September 30, 2009, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	0.4
Canada	2.1
China	6.1
Germany	1.7
India	5.6
Ireland	1.3
Italy	0.6
Singapore	0.6
United Arab Emirates	1.0
United Kingdom	0.9
United States	79.7

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME EQUITY FUND (FMIEX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.0%

	Advertising 1.2%
443,000	Omnicom Group, Inc.	$16,364,420

	Aerospace & Defense 3.2%
360,000	Raytheon Co.	17,269,200
310,000	Rockwell Collins, Inc.	15,748,000
195,000	United Technologies Corp.	11,881,350

		44,898,550

	Agricultural Products 1.5%
705,750	Archer-Daniels-Midland Co.	20,622,015

	Aluminum 1.3%
1,361,130	Alcoa, Inc.	17,858,025

	Asset Management & Custody Banks 1.7%
450,000	Federated Investors, Inc., Class B	11,866,500
410,000	Waddell & Reed Financial, Inc., Class A	11,664,500

		23,531,000

	Auto Parts & Equipment 1.5%
840,000	Johnson Controls, Inc.	21,470,400

	Coal & Consumable Fuels 0.9%
430,000	Cameco Corp. (Canada)	11,954,000

	Communications Equipment 2.7%
650,000	Harris Corp.	24,440,000
901,000	Nokia OYJ ADR (Finland)	13,172,620

		37,612,620

	Computer Hardware 1.6%
480,000	Hewlett-Packard Co.	22,660,800

	Construction & Engineering 2.6%
440,000	Fluor Corp.	22,374,000
440,000	Shaw Group, Inc. (The)*	14,119,600

		36,493,600

	Data Processing & Outsourced Services 1.7%
440,000	Computer Sciences Corp.*	23,192,400

	Diversified Chemicals 1.3%
556,555	El Du Pont de Nemours and Co.	17,887,678

	Diversified Metals & Mining 1.3%
1,100,000	Anglo American plc* ADR (United Kingdom)	17,468,000

	Drug Retail 1.5%
550,000	Walgreen Co.	20,608,500

	Electric Utilities 2.1%
973,000	Duke Energy Corp.	15,315,020
249,000	FPL Group, Inc.	13,752,270

		29,067,290

	Electrical Components & Equipment 1.3%
440,000	Emerson Electric Co.	17,635,200

	Environmental & Facilities Services 2.7%
660,000	Republic Services, Inc.	17,536,200
679,000	Waste Management, Inc.	20,247,780

		37,783,980

	Fertilizers & Agricultural Chemicals 1.9%
150,000	Potash Corp. of Saskatchewan, Inc.	13,551,000
277,000	Syngenta AG ADR (Switzerland)	12,728,150

		26,279,150

Shares		Value

	Food Distributors 1.4%
770,000	Sysco Corp.	$19,134,500

	Food Retail 1.3%
1,200,000	SUPERVALU, Inc.	18,072,000

	Health Care Distributors 2.0%
460,000	McKesson Corp.	27,393,000

	Health Care Equipment 2.8%
140,000	C. R. Bard, Inc.	11,005,400
235,000	Covidien plc	10,166,100
325,000	Zimmer Holdings, Inc.*	17,371,250

		38,542,750

	Home Improvement Retail 1.2%
620,000	Home Depot, Inc.	16,516,800

	Household Products 1.4%
330,000	Kimberly-Clark Corp.	19,463,400

	Hypermarkets & Super Centers 1.1%
310,000	Wal-Mart Stores, Inc.	15,217,900

	Industrial Conglomerates 1.0%
850,000	General Electric Co.	13,957,000

	Industrial Machinery 1.3%
340,000	Parker Hannifin Corp.	17,625,600

	Insurance Brokers 0.6%
332,000	Marsh & McLennan Cos. Inc.	8,210,360

	Integrated Oil & Gas 3.9%
250,000	Chevron Corp.	17,607,500
390,000	ConocoPhillips	17,612,400
580,000	Marathon Oil Corp.	18,502,000

		53,721,900

	Integrated Telecommunication Services 3.4%
686,000	AT&T, Inc.	18,528,860
880,000	Deutsche Telekom AG ADR (Germany)	12,020,800
561,000	Verizon Communications, Inc.	16,981,470

		47,531,130

	Life & Health Insurance 0.6%
206,700	MetLife, Inc., Class A	7,869,069

	Multi-Line Insurance 1.5%
610,000	Loews Corp.	20,892,500

	Oil & Gas Drilling 1.4%
440,350	ENSCO International, Inc.	18,732,489

	Oil & Gas Equipment & Services 1.5%
355,000	Schlumberger Ltd.	21,158,000

	Oil & Gas Exploration & Production 1.2%
270,000	Anadarko Petroleum Corp.	16,937,100

	Oil & Gas Storage & Transportation 2.7%
900,000	Spectra Energy Corp.	17,046,000
1,130,000	Williams Cos. Inc. (The)	20,193,100

		37,239,100

	Other Diversified Financial Services 3.3%
1,344,000	Bank of America Corp.	22,740,480
518,000	JPMorgan Chase & Co.	22,698,760

		45,439,240

SEPTEMBER 30, 2009

Shares		Value

	Packaged Foods & Meats 2.3%
840,000	ConAgra Foods, Inc.	$18,211,200
350,000	HJ Heinz Co.	13,912,500

		32,123,700

	Personal Products 1.8%
750,000	Avon Products, Inc.	25,470,000

	Pharmaceuticals 7.6%
385,000	Abbott Laboratories	19,045,950
440,000	Eli Lilly and Co.	14,533,200
280,000	Johnson & Johnson	17,049,200
589,000	Merck & Co., Inc.	18,630,070
450,000	Novartis AG ADR (Switzerland)	22,671,000
830,000	Pfizer, Inc.	13,736,500

		105,665,920

	Property & Casualty Insurance 4.1%
737,860	Allstate Corp. (The)	22,593,273
1,375,000	Old Republic International Corp.	16,747,500
365,000	Travelers Cos. Inc. (The)	17,968,950

		57,309,723

	Railroads 0.6%
196,000	Norfolk Southern Corp.	8,449,560

	Semiconductors 3.0%
1,110,000	Intel Corp.	21,722,700
818,000	Texas Instruments, Inc.	19,378,420

		41,101,120

	Soft Drinks 1.3%
300,000	PepsiCo, Inc.	17,598,000

	Specialized Consumer Services 0.7%
500,000	H&R Block, Inc.	9,190,000

	Specialized Finance 0.9%
421,175	NYSE Euronext	12,167,746

	Steel 2.4%
366,500	Nucor Corp.	17,229,165
372,300	United States Steel Corp.	16,518,951

		33,748,116

	Systems Software 1.5%
800,000	Microsoft Corp.	20,712,000

	Technology Distributors 1.5%
780,000	Avnet, Inc.*	20,256,600

	Water Utilities 0.5%
360,355	American Water Works Co., Inc.	7,185,479

	Wireless Telecommunication Services 1.2%
350,000	China Mobile Ltd. ADR (China)	17,188,500

	Total Common Stocks (cost $1,214,385,180)	1,315,207,930

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.8%

	Repurchase Agreement 5.8%
$80,694,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $83,140,000 of United States Treasury Notes 1.75% due 1/31/14; value: $82,308,600; repurchase proceeds: $80,694,022 (cost $80,694,000)	$80,694,000

	Total Short-Term Investments (cost $80,694,000)	80,694,000

	Total Investments (cost $1,295,079,180) 100.8%	1,395,901,930

	Liabilities less Other Assets (0.8)%	(10,394,214)

	NET ASSETS 100.0%	$1,385,507,716

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At September 30, 2009, Wasatch-1st Source Income Equity Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	0.9
China	1.3
Finland	1.0
Germany	0.9
Switzerland	2.7
United Kingdom	1.3
United States	91.9

TOTAL	100.0%

WASATCH-1ST SOURCE LONG/SHORT FUND (FMLSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 75.7%

	Application Software 0.9%
140,000	TIBCO Software, Inc.*	$1,328,600

	Coal & Consumable Fuels 1.5%
60,000	Alpha Natural Resources, Inc.* †††	2,106,000

	Communications Equipment 1.9%
75,000	Harris Corp.	2,820,000

	Construction & Engineering 1.5%
120,000	Chicago Bridge & Iron Co. N.V.††† (Netherlands)	2,241,600

	Construction & Farm Machinery & Heavy Trucks 0.6%
70,000	Titan Machinery, Inc.*	876,400

	Electrical Components & Equipment 1.0%
50,000	Thomas & Betts Corp.*	1,504,000

	Environmental & Facilities Services 4.6%
130,000	Republic Services, Inc .†††	3,454,100
110,000	Waste Management, Inc.	3,280,200

		6,734,300

	Food Distributors 1.7%
100,000	Sysco Corp .†††	2,485,000

	Gas Utilities 1.8%
60,000	Energen Corp. †††	2,586,000

	Gold 1.0%
35,000	Newmont Mining Corp. †††	1,540,700

	Health Care Distributors 2.0%
40,000	Cardinal Health, Inc.	1,072,000
30,000	McKesson Corp.	1,786,500

		2,858,500

	Health Care Equipment 5.1%
87,000	Medtronic, Inc.	3,201,600
281,926	Symmetry Medical, Inc.*	2,923,573
64,000	Zoll Medical Corp.*	1,377,280

		7,502,453

	Health Care Technology 1.4%
27,200	Cerner Corp.* †††	2,034,560

	Home Entertainment Software 2.6%
200,000	Electronic Arts, Inc. (EA)*	3,810,000

	Hypermarkets & Super Centers 4.2%
125,000	Wal-Mart Stores, Inc .†††	6,136,250

	Insurance Brokers 1.3%
75,000	Marsh & McLennan Cos. Inc.	1,854,750

	Integrated Oil & Gas 2.3%
105,000	Marathon Oil Corp .†††	3,349,500

	Integrated Telecommunication Services 2.8%
80,000	AT&T, Inc.	2,160,800
65,000	Verizon Communications, Inc .†††	1,967,550

		4,128,350

	Internet Software & Services 4.3%
200,000	Akamai Technologies, Inc.*	3,936,000
100,000	eBay, Inc.* †††	2,361,000

		6,297,000

Shares		Value

	Leisure Products 2.7%
140,000	Hasbro, Inc .†††	$3,885,000

	Multi-Line Insurance 4.7%
200,000	Loews Corp .†††	6,850,000

	Oil & Gas Drilling 7.6%
100,000	ENSCO International, Inc.†††	4,254,000
90,000	Noble Corp.	3,416,400
40,000	Transocean Ltd.*	3,421,200

		11,091,600

	Oil & Gas Equipment & Services 1.2%
1,100,000	Boots & Coots, Inc.*	1,771,000

	Oil & Gas Storage & Transportation 0.9%
70,000	Spectra Energy Corp .†††	1,325,800

	Personal Products 0.9%
40,000	Avon Products, Inc .†††	1,358,400

	Pharmaceuticals 3.2%
45,000	Johnson & Johnson	2,740,050
115,000	Pfizer, Inc .†††	1,903,250

		4,643,300

	Property & Casualty Insurance 4.2%
120,000	Allstate Corp. (The)	3,674,400
100,000	CNA Financial Corp.* †††	2,414,000

		6,088,400

	Restaurants 1.9%
50,000	McDonald’s Corp.	2,853,500

	Semiconductors 1.3%
100,000	Intel Corp.†††	1,957,000

	Steel 2.8%
60,000	Nucor Corp.†††	2,820,600
80,000	Steel Dynamics, Inc.†††	1,227,200

		4,047,800

	Systems Software 1.8%
125,000	Oracle Corp.	2,605,000

	Total Common Stocks (cost $94,626,570)	110,670,763

	PREFERRED STOCKS 4.4%

	Cable & Satellite 1.2%
70,000	Comcast Corp., 7.00%, Series B Pfd.*	1,748,600

	Retail REITs 0.9%
22,000	Simon Property Group, Inc., 8.375%, Series J Pfd.	1,287,000

	Specialized REITs 2.3%
75,000	Public Storage, 6.625%, Series M Pfd.	1,707,750
69,600	Public Storage, 7.25%, Series K Pfd.	1,733,736

		3,441,486

	Total Preferred Stocks (cost $5,425,487)	6,477,086

	LIMITED PARTNERSHIP INTEREST 1.6%

	Oil & Gas Storage & Transportation 1.6%
50,000	Plains All American Pipeline L.P.** †††	2,314,500

	Total Limited Partnership Interest (cost $1,925,300)	2,314,500

SEPTEMBER 30, 2009

Principal Amount		Value

	SHORT-TERM INVESTMENTS 21.5%

	Repurchase Agreement 21.5%
$31,385,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $29,640,000 of United States Treasury Notes 4.00% due 2/15/15; value: $32,017,128; repurchase proceeds: $31,385,009 ††† (cost $31,385,000)	$31,385,000

	Total Short-Term Investments (cost $31,385,000)	31,385,000

	Total Investments (cost $133,362,357) 103.2%	150,847,349

	Liabilities less Other Assets (3.2)%	(4,720,365)

	NET ASSETS 100.0%	$146,126,984

Number of Contracts		Value
	CALL OPTIONS WRITTEN 1.1%

	Coal & Consumable Fuels 0.1%
600	Alpha Natural Resources, Inc., expiring 12/19/09, exercise price $37	$192,000

	Construction & Engineering 0.0%
40	Chicago Bridge & Iron Co. N.V., expiring 11/21/09, exercise price $17.50	7,600

	Gas Utilities 0.1%
600	Energen Corp., expiring 10/17/09, exercise price $40	192,000

	Gold 0.1%
350	Newmont Mining Corp., expiring 12/19/09, exercise price $46	100,800

	Health Care Technology 0.1%
272	Cerner Corp., expiring 11/21/09, exercise price $72.50	138,720

	Oil & Gas Drilling 0.4%
1,000	ENSCO International, Inc., expiring 12/19/09, exercise price $40	480,000

	Semiconductors 0.1%
1,000	Intel Corp., expiring 10/17/09, exercise price $18	170,000

	Steel 0.2%
600	Nucor Corp., expiring 1/16/10, exercise price $48	213,000
800	Steel Dynamics, Inc., expiring 11/21/09, exercise price $17.50	48,000

		261,000

	Total Call Options Written (premium $1,604,392)	1,542,120

Shares		Value

	SECURITIES SOLD SHORT 15.3%

	Application Software 1.2%
35,000	SAP AG ADR (Germany)	$1,710,450

	Communications Equipment 1.0%
32,000	QUALCOMM, Inc.	1,439,360

	Diversified Banks 0.8%
40,000	Comerica, Inc.	1,186,800

	Homebuilding 0.5%
35,000	Toll Brothers, Inc.	683,900

	Integrated Oil & Gas 1.9%
40,000	Exxon Mobil Corp.	2,744,400

	Metal & Glass Containers 1.1%
60,000	Pactiv Corp.	1,563,000

	Motorcycle Manufacturers 0.6%
40,000	Harley-Davidson, Inc.	920,000

	Restaurants 0.9%
85,000	Brinker International, Inc.	1,337,050

	Retail REITs 4.0%
20,000	Federal Realty Investment Trust	1,227,400
25,000	Regency Centers Corp.	926,250
27,013	Simon Property Group, Inc.	1,875,513
50,000	Tanger Factory Outlet Centers, Inc.	1,867,000

		5,896,163

	Specialized Finance 0.9%
65,000	Moody’s Corp.	1,329,900

	Specialized REITs 2.4%
75,000	Plum Creek Timber Co., Inc.	2,298,000
30,000	Rayonier, Inc.	1,227,300

		3,525,300

	Total Securities Sold Short (proceeds $20,513,050)	22,336,323

*Non-income producing.

**Common units.

†††All or a portion of this security has been designated as collateral for short sales and call options written (see Note 2).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch-1st Source Long/Short Fund’s investments, excluding short-term investments, written options and securities sold short, were in the following countries:

Country	%
Netherlands	1.9
United States	98.1

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2009

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.1%

$11,865,000	U.S. Treasury Bond, 4.25%, 5/15/39	$12,274,710
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,474,813
16,300,000	U.S. Treasury Bond, 4.50%, 2/15/36	17,507,211
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	10,760,940
4,500,000	U.S. Treasury Bond, 4.50%, 8/15/39	4,851,562
23,800,000	U.S. Treasury Bond, 4.75%, 2/15/37	26,555,588
4,520,000	U.S. Treasury Bond, 5.25%, 2/15/29	5,246,730
3,000,000	U.S. Treasury Bond, 5.375%, 2/15/31	3,564,375
90,000,000	U.S. Treasury Strip, principal only, 11/15/27	41,829,570
71,837,000	U.S. Treasury Strip, principal only, 2/15/37	23,350,401
18,101,000	U.S. Treasury Strip, principal only, 5/15/39	5,387,926

	Total U.S. Government Obligations (cost $143,459,574)	152,803,826

	SHORT-TERM INVESTMENTS 0.6%

	Repurchase Agreement 0.6%
879,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/1/09 with Fixed Income Clearing Corporation collateralized by $910,000 of United States Treasury Notes 2.625% due 2/29/16; value: $900,900; repurchase proceeds: $879,000 (cost $879,000)	879,000

	Total Short-Term Investments (cost $879,000)	879,000

	Total Investments (cost $144,338,574) 99.7%	153,682,826

	Other Assets less Liabilities 0.3%	415,719

	NET ASSETS 100.0%	$154,098,545

	See Notes to Financial Statements.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments	SEPTEMBER 30, 2009

Principal Amount		Value

	ASSET BACKED SECURITIES 3.2%

$600,000	Capital One Multi-Asset Execution Trust, 4.70%, 6/15/15, Series 2005-A7, Class A7	$638,755
1,500,000	Citibank Credit Card Issuance Trust, 5.45%, 5/10/13, Series 2006-A4, Class A4	1,595,626
650,000	MBNA Credit Card Master Note Trust, 4.10%, 10/15/12, Series 2005-A3, Class A3	663,525
750,000	World Financial Network Credit Card Master Note Trust, 4.60%, 9/15/15, Series 2009-A, Class A	771,646

	Total Asset Backed Securities (cost $3,525,233)	3,669,552

	COLLATERALIZED MORTGAGE OBLIGATIONS 28.7%

409,771	ABN Amro Mortgage Corp., 5.50%, 2/25/18, Series 2003-13, Class A2	412,467
46,690	Banc of America Mortgage Securities, Inc., 4.831343%, 2/25/33, Series 2003-A, Class 3A1^^^	41,406
250,000	Bank of America Commercial Mortgage, Inc., 5.141243%, 11/10/42, Series 2005-1, Class A4^^^	250,859
390,000	Bear Stearns Commerical Mortgage Securities, 4.735%, 9/11/42, Series 2005- PWR9, Class A2	392,061
536,558	Citicorp Mortgage Securities, Inc., 5.50%, 2/25/26, Series 2006-1, Class 5A1	497,111
497,481	Countrywide Home Loans, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	469,401
114,967	Credit Suisse First Boston Mortgage Securities Corp., 4.302%, 7/15/36, Series 2004-C3, Class A3	114,750
955,737	Federal Home Loan Bank, 4.75%, 10/25/10, Class H	989,188
165,138	Federal Home Loan Mortgage Corp., 3.722%, 5/1/31, Series 847292^^^	168,715
58,063	Federal Home Loan Mortgage Corp., 3.954%, 8/1/33, Series 847281^^^	60,222
295,126	Federal Home Loan Mortgage Corp., 4.00%, 12/15/11, Series 2892, Class UJ	298,442
238,780	Federal Home Loan Mortgage Corp., 4.00%, 12/15/13, Series 2584, Class LE	244,537
1,046,520	Federal Home Loan Mortgage Corp., 4.00%, 12/15/16, Series 2672, Class NF,	1,083,067
133,536	Federal Home Loan Mortgage Corp., 4.453%, 12/1/32, Series 847527^^^	136,088
518,818	Federal Home Loan Mortgage Corp., 4.50%, 12/15/13, Series 2717, Class HP	542,727
464,675	Federal Home Loan Mortgage Corp., 4.50%, 12/15/13, Series 2723, Class AT	472,543
173,426	Federal Home Loan Mortgage Corp., 4.50%, 6/15/15, Series 2622, Class PC	176,455
524,693	Federal Home Loan Mortgage Corp., 4.50%, 7/15/15, Series 2864, Class CV	545,242
915,502	Federal Home Loan Mortgage Corp., 4.50%, 12/01/18, Pool G11657	967,097
187,101	Federal Home Loan Mortgage Corp., 5.00%, 12/1/09, Series M80784	189,041
319,235	Federal Home Loan Mortgage Corp., 5.00%, 8/1/12, Series M80984	328,236
265,631	Federal Home Loan Mortgage Corp., 5.00%, 2/15/16, Series 2541, Class JB	269,385
350,150	Federal Home Loan Mortgage Corp., 5.00%, 5/15/16, Series R007, Class AL	360,038
463,153	Federal Home Loan Mortgage Corp., 5.00%, 2/15/23, Series 2960, Class KP	481,885

Principal Amount		Value

$218,588	Federal Home Loan Mortgage Corp., 5.125%, 12/15/13, Series 3137, Class PJ	$219,801
415,253	Federal Home Loan Mortgage Corp., 5.125%, 6/15/18, Series R016, Class AM	433,550
412,294	Federal Home Loan Mortgage Corp., 5.50%, 10/15/14, Series R014, Class AL	422,020
592,187	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	637,468
2,247,545	Federal Home Loan Mortgage Corp., 5.50%, 12/15/19, Series R010, Class AB	2,344,115
278,974	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	295,491
629,143	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	662,796
227,769	Federal Home Loan Mortgage Corp., 5.744%, 11/1/35, Series 1M0010^^^	240,562
560,240	Federal Home Loan Mortgage Corp., 5.875%, 5/15/16, Series R007, Class AC	578,078
733,491	Federal Home Loan Mortgage Corp., 6.00%, 2/15/27, Series 3164, Class NA	753,413
18,209	Federal National Mortgage Assoc., 3.35%, 10/1/32, Series 659657^^^	18,525
325,356	Federal National Mortgage Assoc., 3.728%, 11/1/34, Series 782320^^^	338,251
898,048	Federal National Mortgage Assoc., 3.875%, 1/25/39	921,428
258,146	Federal National Mortgage Assoc., 4.00%, 10/1/10, Series 254955	260,223
743,487	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	761,939
379,408	Federal National Mortgage Assoc., 4.013%, 1/1/35, Series 825245^^^	385,112
396,795	Federal National Mortgage Assoc., 4.25%, 9/25/22, Series 2003-17, Class ED	410,641
836,477	Federal National Mortgage Assoc., 4.50%, 1/1/13	860,826
849,070	Federal National Mortgage Assoc., 4.50%, 5/01/19, Series 725445	894,268
842,140	Federal National Mortgage Assoc.., 4.50%, 7/1/19	886,970
630,853	Federal National Mortgage Assoc., 4.50%, 6/25/29	644,610
1,301,800	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	1,373,447
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	267,373
207,178	Federal National Mortgage Assoc., 5.50%, 11/25/26, Series 2007-63, Class PA	212,667
276,194	First Horizon Mortgage, Inc., 5.75%, 2/25/33, Series 2002-9, Class 1A3	273,021
988,098	Government National Mortgage Assoc., 3.387%, 6/16/30, Series 2006-19, Class A	1,005,473
559,688	Government National Mortgage Assoc., 4.50%, 1/20/31, Series 2005-38, Class A	577,037
650,000	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	682,958
322,430	Government National Mortgage Assoc., 5.00%, 11/20/28, Series 2004-1, Class TB	324,934
638,387	Government National Mortgage Assoc., 5.00%, 12/20/29, Series 2004-101, Class MA	664,309
900,000	Government National Mortgage Assoc., 5.00%, 5/20/31, Series 2004-19, Class PD	937,321
1,765,444	Government National Mortgage Assoc., 5.00%, 9/16/31, Class A	1,865,438
938,388	Government National Mortgage Assoc., 5.00%, 4/20/33, Series 2009-8, Class LA	983,578
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	522,531

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

$499,417	Government National Mortgage Assoc., 5.00%, 8/20/39 Pool 004513 Jumbo	$514,509
106,950	Impac CMB Trust, 0.67625%, 5/25/35, Series 2005-4, Class 1M1^^^	26,016
209,168	LB-UBS Commercial Mortgage Trust, 4.187%, 8/15/29, Series 2004-C6, Class A2	209,199

	Total Collateralized Mortgage Obligations (cost $32,136,489)	32,900,861

	CORPORATE BONDS 26.1%

	Aerospace & Defense 0.2%
250,000	Martin Marietta Corp., 7.375%, 4/15/13	285,609

	Air Freight & Logistics 0.5%
500,000	United Parcel Service, Inc., 3.875%, 4/1/14	524,247

	Automotive Retail 0.3%
300,000	AutoZone, Inc., 5.50%, 11/15/15	318,286

	Biotechnology 0.6%
300,000	Amgen, Inc., 4.00%, 11/18/09	301,579
300,000	Amgen, Inc., 4.85%, 11/18/14	324,558

		626,137

	Cable & Satellite 0.5%
550,000	Comcast Corp., 5.30%, 1/15/14	588,534

	Computer Hardware 0.3%
300,000	Hewlett-Packard Co., 6.50%, 7/1/12	335,361

	Construction & Farm Machinery & Heavy Trucks 0.2%
250,000	John Deere Capital Corp., 4.90%, 9/9/13, MTN	267,325

	Consumer Finance 0.5%
100,000	American Express Co., 4.875%, 7/15/13	103,043
400,000	American Express Credit Corp., 5.875%, 5/2/13 MTN	424,109

		527,152

	Distillers & Vintners 0.5%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	584,085

	Diversified Banks 2.9%
500,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (Jersey, C.I.)^^^	391,798
325,000	HSBC Finance Corp., 6.375%, 10/15/11	344,729
700,000	Royal Bank of Canada, 5.65%, 7/20/11 (Canada)	752,182
500,000	SouthTrust Corp., 5.80%, 6/15/14	508,672
650,000	U.S. Bancorp, 4.20%, 5/15/14	679,245
700,000	Wells Fargo & Co., 0.59188%, 1/24/12^^^	691,958

		3,368,584

Principal Amount		Value

	Diversified Metals & Mining 0.4%
$450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	$460,734

	Drug Retail 0.9%
550,000	CVS Caremark Corp., 5.75%, 8/15/11	588,021
400,000	Walgreen Co., 4.875%, 8/1/13	431,176

		1,019,197

	Electric Utilities 0.6%
350,000	Energy East Corp., 6.75%, 6/15/12	388,172
300,000	Florida Power & Light Co., 4.85%, 2/1/13	320,353
10,000	Progress Energy, Inc., 7.10%, 3/1/11	10,601

		719,126

	Footwear 0.6%
600,000	Nike, Inc., 5.15%, 10/15/15 MTN	617,247

	Health Care Distributors 0.4%
400,000	Cardinal Health, Inc., 6.75%, 2/15/11	421,986

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	267,963

	Household Appliances 0.3%
350,000	Whirlpool Corp., 8.00%, 5/1/12	377,791

	Independent Power Producers & Energy Traders 0.2%
250,000	Constellation Energy Grp, Inc., 7.00%, 4/1/12	268,919

	Industrial Conglomerates 2.4%
500,000	3M Co., 4.375%, 8/15/13 MTN	535,363
1,000,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	996,942
887,000	General Electric Capital Corp., 5.50%, 4/28/11 MTN	932,530
240,000	Tyco International Finance Ltd. S.A., 6.00%, 11/15/13	257,360

		2,722,195

	Industrial Machinery 0.5%
600,000	Parker Hannifin Corp., 4.875%, 2/15/13	625,798

	Integrated Oil & Gas 1.6%
360,000	BP Capital Markets plc, 5.25%, 11/7/13 (United Kingdom)	394,355
500,000	ConocoPhillips, 4.60%, 1/15/15	533,647
750,000	Marathon Oil Canada Corp., 8.375%, 5/1/12 (Canada)	849,163

		1,777,165

	Integrated Telecommunication Services 1.0%
191,619	Ameritech Capital Funding, 9.10%, 6/1/16	220,195
500,000	AT&T Corp., 7.30%, 11/15/11	553,838
300,000	Verizon Communications, 4.375%, 6/1/13	315,553

		1,089,586

SEPTEMBER 30, 2009

Principal Amount		Value

	Investment Banking & Brokerage 0.5%
$100,000	Goldman Sachs Group, Inc. (The), 0.5475%, 3/2/10 MTN^^^	$100,191
500,000	Goldman Sachs Group, Inc. (The), 5.35%, 1/15/16	516,414

		616,605

	Life & Health Insurance 1.0%
500,000	Principal Life Income Funding Trusts, 5.30%, 4/24/13 MTN	512,943
600,000	Prudential Financial, Inc., 6.20%, 1/15/15	634,778

		1,147,721

	Movies & Entertainment 0.2%
250,000	Walt Disney Co. (The), 4.50%, 12/15/13	266,802

	Oil & Gas Exploration & Production 0.3%
300,000	Apache Corp., 6.25%, 4/15/12	330,795

	Other Diversified Financial Services 1.4%
600,000	Bear Stearns Co., LLC (The), 5.70%, 11/15/14	642,654
600,000	JPMorgan Chase & Co., 4.85%, 6/16/11	628,558
260,000	Source One Mortgage Services, Series B, 9.00%, 6/1/12	279,914

		1,551,126

	Personal Products 0.6%
655,000	Avon Products, Inc., 5.625%, 3/1/14	712,184

	Pharmaceuticals 1.2%
600,000	AstraZeneca plc, 5.40%, 9/15/12 (United Kingdom)	657,591
625,000	Pfizer, Inc., 5.35%, 3/15/15	692,067

		1,349,658

	Property & Casualty Insurance 1.3%
435,000	Allstate Corp. (The), 7.50%, 6/15/13	486,489
650,000	Berkshire Hathaway Finance Corp., 4.625%, 10/15/13	687,596
325,000	Progressive Corp. (The), 6.375%, 1/15/12	338,979

		1,513,064

	Railroads 0.7%
300,000	Burlington Northern Santa Fe, 4.30%, 7/1/13	313,023
500,000	Union Pacific Corp., 6.125%, 1/15/12	538,607

		851,630

	Regional Banks 1.1%
800,000	BB&T Corp., 4.75%, 10/1/12	834,367
200,000	Fifth Third Bancorp, 5.45%, 1/15/17	174,210
250,000	Old National Bancorp, 5.00%, 5/20/10 MTN	251,411

		1,259,988

Principal Amount		Value

	Residential REITs 0.2%
$192,000	Equity Residential Operating L.P., 6.625%, 3/15/12	$204,889

	Soft Drinks 0.6%
600,000	Bottling Group, LLC, 4.625%, 11/15/12	647,018

	Special Purpose Entity 0.2%
244,000	Targeted Return Index Fund, 6.814%, 1/15/12, Series 2002-10*** ^^^	265,169

	Systems Software 0.6%
650,000	Oracle Corp., 4.95%, 4/15/13	703,503

	Utilities 0.6%
600,000	Georgia Power Co., 5.125%, 11/15/12, Series K	649,938

	Total Corporate Bonds (cost $28,498,892)	29,863,117

	MUNICIPAL BONDS 2.4%

550,000	Access Group, Inc., DE, 1.15%, 9/1/37, Series 2002-1, Class A4*** ^^^	526,185
650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	715,007
500,000	Iowa Student Loan Liquidity Corp., 12/1/37, 0.00% G*** ^^^	478,350
600,000	Kentucky Higher Education Student Loan Corp., 6/1/36, 1.746%, Series A-2*** ^^^	574,020
500,000	Richmond, CA Joint Powers Financing Authority Revenue, 8.25%, 7/01/19	504,550

	Total Municipal Bonds (cost $2,803,209)	2,798,112

Shares		Value

	MUTUAL FUNDS 0.6%

	Mutual Funds 0.6%
42,765	Eaton Vance Short Duration Diversified Income Fund*	$694,076

	Total Mutual Funds (cost $633,077)	694,076

	EXCHANGE TRADED FUNDS 1.3%

14,000	iShares iBoxx Investment Grade Corporate Bond Fund*	1,493,520

	Total Exchange Traded Funds (cost $1,253,951)	1,493,520

Principal Amount		Value
	U.S. GOVERNMENT AGENCY SECURITIES 20.4%

$1,000,000	Federal Farm Credit Bank, 2.25%, 4/24/12	$1,016,972

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)	SEPTEMBER 30, 2009

Principal Amount		Value

$1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	$1,043,958
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	713,274
500,000	Federal Farm Credit Bank, 4.875%, 1/17/17	542,562
650,000	Federal Farm Credit Bank, 5.20%, 12/27/12	684,342
1,000,000	Federal Home Loan Bank, 1.00%, 3/22/13	1,001,487
1,000,000	Federal Home Loan Bank, 2.00%, 7/27/12	1,003,591
1,000,000	Federal Home Loan Bank, 2.00%, 9/10/13	1,001,454
1,000,000	Federal Home Loan Bank, 4.875%, 11/15/11, Series RY11	1,080,065
400,000	Federal Home Loan Bank, 5.00%, 12/16/11, Series WE11	433,867
1,550,000	Federal Home Loan Bank, 5.00%, 9/14/12	1,692,595
500,000	Federal Home Loan Bank, 5.375%, 11/20/13	503,579
1,000,000	Federal Home Loan Mortgage Corp., 2.125%, 9/21/12	1,012,746
1,400,000	Federal Home Loan Mortgage Corp., 5.50%, 3/28/16	1,478,291
700,000	Federal Home Loan Mortgage Corp., 5.55%, 10/4/16	746,266
1,000,000	Federal National Mortgage Assoc., 1.45%, 5/12/11	1,005,812
700,000	Federal National Mortgage Assoc., 2.20%, 12/3/12	703,020
900,000	Federal National Mortgage Assoc., 2.375%, 3/23/12	911,477
1,250,000	Federal National Mortgage Assoc., 4.375%, 9/15/12	1,343,846
1,500,000	Federal National Mortgage Assoc., 4.375%, 7/17/13	1,625,253
350,000	Federal National Mortgage Assoc., 4.625%, 10/15/14	382,055
700,000	Federal National Mortgage Assoc., 5.00%, 4/26/17	714,577
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	636,857
800,000	Tennessee Valley Authority, 6.00%, 3/15/13, Series C	904,990
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,156,651

	Total U.S. Government Agency Securities (cost $22,586,851)	23,339,587

	U.S. TREASURY NOTES 8.5%

5,200,000	U.S. Treasury Note, 3.75%, 11/15/18	5,380,783
4,000,000	U.S. Treasury Note, 4.25%, 8/15/15	4,356,248

	Total U.S. Treasury Notes (cost $9,480,445)	9,737,031

	U.S. TREASURY INFLATION PROTECTED BONDS 4.4%

4,934,400	U.S. Treasury Note, 1.625%, 1/15/18	4,983,744

	Total U.S. Treasury Inflation Protected Bonds (cost $4,935,196)	4,983,744

Shares		Value

	PREFERRED STOCKS 0.6%

	Diversified Banks 0.3%
19,700	CABCO TST For GS CAP 1, 3.25%, 2/15/34, Series GS Pfd.* ^^^	$295,697

	Investment Banking & Brokerage 0.1%
5,000	Morgan Stanley Cap Tr VI , 6.60%, 2/1/46 Pfd.*	114,250

	Other Diversified Financial Services 0.2%
5,000	Bank of America Corp., Series H, 8.20%, 5/1/13 Pfd.*	116,900
8,000	ING Groep N.V., 7.375% Pfd.* (Netherlands)	132,800

		249,700

	Total Preferred Stocks (cost $906,511)	659,647

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.0%

	Repurchase Agreement 3.0%
$3,440,000	Repurchase Agreement dated 9/30/09, 0.01% due 10/01/09 with Fixed Income Clearing Corporation collateralized by $3,545,000 of United States Treasury Notes 2.625% due 2/29/16; value: $3,509,550; repurchase proceeds: $3,440,001 (cost $3,440,000)	$3,440,000

	Total Short-Term Investments (cost $3,440,000)	3,440,000

	Total Investments (cost $110,199,854) 99.2%	113,579,247

	Other Assets less Liabilities 0.8%	917,142

	NET ASSETS 100.0%	$114,496,389

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

^^^ Variable Rate Securities.

MTN Medium Term Note.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2009, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.9
Jersey, C.I.	0.4
Netherlands	0.1
United Kingdom	1.5
United States	96.1

TOTAL	100.0%

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WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND[1]	GLOBAL SCIENCE & TECHNOLOGY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$363,990,602	$40,578,186	$74,902,849	$46,374,350
Repurchase agreements	20,923,000	1,066,000	15,949,000	7,933,000

	$384,913,602	$41,644,186	$90,851,849	$54,307,350

Investments, at market value
Unaffiliated issuers	$391,049,492	$49,162,857	$101,755,635	$52,559,803
Repurchase agreements	20,923,000	1,066,000	15,949,000	7,933,000

	411,972,492	50,228,857	117,704,635	60,492,803
Cash	552	648	1,097	855
Foreign currency on deposit (cost of $27, $10,126, $4,649, $0, $241,140, $0, $32,494, $8,057, and $11, respectively)	29	10,231	4,663	—
Receivable for investment securities sold	—	832,244	611,775	423,585
Capital shares receivable	74,489	227,465	78,454	8,819
Interest and dividends receivable	668,836	44,474	123,057	32,409
Receivable from Investment Advisor	—	16,307	35,378	5,561
Prepaid expenses and other assets	32,264	12,495	28,590	10,599
Unrealized appreciation on foreign currency contracts	—	—	192	—

Total Assets	412,748,662	51,372,721	118,587,841	60,974,631

Liabilities:
Payable for securities purchased	1,439,801	473,702	812,393	1,191,193
Capital shares payable	763,384	19,755	45,432	99,681
Accrued investment advisory fees	332,806	67,570	181,162	72,158
Accrued expenses and other liabilities	263,641	72,024	79,287	71,701
Other payables	—	249,303	84,518	—
Unrealized depreciation on foreign currency contracts	—	995	—	5

Total Liabilities	2,799,632	883,349	1,202,792	1,434,738

Net Assets	$409,949,030	$50,489,372	$117,385,049	$59,539,893

Net Assets Consist of:
Capital stock	$158,418	$321,996	$347,510	$53,556
Paid-in capital in excess of par	505,953,096	65,681,850	87,432,697	91,964,772
Undistributed net investment income (loss)	2,481,460	208,395	(352,634)	(367,611)
Undistributed net realized gain (loss) on investments and foreign currency translations	(125,702,890)	(23,911,342)	3,188,707	(38,297,206)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	27,058,946	8,188,473	26,768,769	6,186,382

Net Assets	$409,949,030	$50,489,372	$117,385,049	$59,539,893

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	15,841,771	32,199,645	34,751,049	5,355,629

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$25.88	$1.57	$3.38	$11.12

[1]	Fund inception date was November 17, 2008.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

HERITAGE GROWTH FUND	HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

$66,824,303	$2,774,242	$138,069,401	$61,219,431	$268,217,101
1,455,000	360,000	3,546,000	12,273,000	14,428,000

$68,279,303	$3,134,242	$141,615,401	$73,492,431	$282,645,101

$73,712,015	$3,186,517	$167,542,112	$82,185,478	$259,674,974
1,455,000	360,000	3,546,000	12,273,000	14,428,000

75,167,015	3,546,517	171,088,112	94,458,478	274,102,974
660	518	314	76,269	64,167
241,140	—	33,337	8,067	10
2,718,493	22,232	3,220,318	—	142,954
8,447	—	23,033	60,024	174,905
80,262	2,532	332,329	166,059	246,524
14,053	12,483	756	41,781	—
11,859	11,475	16,428	8,041	21,288
4,315	—	—	977	—

78,246,244	3,595,757	174,714,627	94,819,696	274,752,822

878,188	—	867,988	590,471	1,564,195
54,663	—	66,078	40,138	96,215
43,818	2,022	209,116	146,717	432,333
75,764	36,901	123,791	116,011	122,701
—	—	210,735	70,405	—
—	—	11,190	—	—

1,052,433	38,923	1,488,898	963,742	2,215,444

$77,193,811	$3,556,834	$173,225,729	$93,855,954	$272,537,378

$83,220	$4,469	$124,559	$476,036	$700,196
80,269,356	4,528,827	224,623,200	88,542,846	367,225,279
499,398	26,890	(815,682)	(726,819)	(15,825)

(10,539,085)	(1,415,638)	(79,954,408)	(15,332,961)	(86,830,633)
6,880,922	412,286	29,248,060	20,896,852	(8,541,639)

$77,193,811	$3,556,834	$173,225,729	$93,855,954	$272,537,378

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
8,321,993	446,902	12,455,911	47,603,619	70,019,640

$9.28	$7.96	$13.91	$1.97	$3.89

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

Assets:
Investments, at cost
Unaffiliated issuers	$81,176,111	$601,830,238	$200,762,846	$14,812,629
Affiliated issuers*	—	—	—	—
Repurchase agreements	13,928,000	81,535,000	9,146,000	3,149,000

	$95,104,111	$683,365,238	$209,908,846	$17,961,629

Investments, at market value
Unaffiliated issuers	$100,421,759	$735,915,519	$209,674,490	$14,162,755
Affiliated issuers*	—	—	—	—
Repurchase agreements	13,928,000	81,535,000	9,146,000	3,149,000

	114,349,759	817,450,519	218,820,490	17,311,755
Cash	216,806	925	49,264	722
Foreign currency on deposit (cost of $0, $0, $0, $0, $572,242, $0, $0, $0, and $0, respectively)	—	—	—	—
Receivable for investment securities sold	2,715,194	—	521,175	384,212
Receivable from broker for securities sold short	—	—	—	223,868
Capital shares receivable	256,170	1,362,410	33,119	1,000
Interest and dividends receivable	38,892	547,637	171,642	87,181
Receivable from Investment Advisor	6,892	—	—	12,081
Prepaid expenses and other assets	13,477	46,896	14,387	5,643
Unrealized appreciation on foreign currency contracts	92	—	—	406

Total Assets	117,597,282	819,408,387	219,610,077	18,026,868

Liabilities:
Call options written at value (premiums of $0, $0, $0, $20,877, $0, $0, $1,604,392, $0, and $0, respectively)	—	—	—	12,345
Securities sold short, at value (proceeds of $0, $0, $0, $460,105, $0, $0 $20,513,050, $0, and $0, respectively)	—	—	—	87,929
Bank overdraft of foreign currency (cost of $0, $749, $0, $0, $0, $0, $0, $0, and $0, respectively)	—	749	—	—
Payable for securities purchased	2,070,796	8,478,455	697,306	158,088
Capital shares payable	57,127	591,363	134,700	3,355
Dividends payable to shareholders	—	—	—	2,683
Accrued investment advisory fees	176,153	642,735	268,116	10,023
Accrued expenses and other liabilities	76,813	339,521	152,284	42,398
Other payables	—	37,629	—	—

Total Liabilities	2,380,889	10,090,452	1,252,406	316,821

Net Assets	$115,216,393	$809,317,935	$218,357,671	$17,710,047

Net Assets Consist of:
Capital stock	$545,839	$283,098	$794,347	$26,153
Paid-in capital in excess of par	128,850,298	747,275,725	364,916,347	27,394,324
Undistributed net investment income (loss)	(218,261)	(70,280)	741,563	179,094
Undistributed net realized gain (loss) on investments and foreign currency translations	(33,206,563)	(72,217,597)	(157,006,231)	(9,620,682)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	19,245,080	134,046,989	8,911,645	(268,842)

Net Assets	$115,216,393	$809,317,935	$218,357,671	$17,710,047

Capital Stock, $.01 par value:
Authorized	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
Issued and outstanding	54,583,879	28,309,775	79,434,694	2,615,252

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$2.11	$28.59	$2.75	$6.77

*	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

ULTRA GROWTH FUND	INCOME EQUITY FUND	LONG/SHORT FUND	U.S. TREASURY FUND	INCOME FUND

$95,797,506	$1,214,385,180	$101,977,357	$143,459,574	$106,759,854
—	—	—	—	—
2,745,000	80,694,000	31,385,000	879,000	3,440,000

$98,542,506	$1,295,079,180	$133,362,357	$144,338,574	$110,199,854

$118,782,723	$1,315,207,930	$119,462,349	$152,803,826	$110,139,247
—	—	—	—	—
2,745,000	80,694,000	31,385,000	879,000	3,440,000

121,527,723	1,395,901,930	150,847,349	153,682,826	113,579,247
140	835	694	382	528
570,636	—	—	—	—
—	—	4,178,848	—	—
—	—	19,495,698	—	—
349,020	2,748,068	318,389	173,115	148,102
58,241	2,087,593	89,564	683,094	934,626
—	77,666	—	6,167	—
13,321	151,073	20,446	24,283	19,464
—	—	—	—	—

122,519,081	1,400,967,165	174,950,988	154,569,867	114,681,967

—	—	1,542,120	—	—
—	—	22,336,323	—	—
—	—	—	—	—
914,361	12,101,236	4,684,615	—	—
93,698	1,484,266	41,873	240,264	27,584
—	385,917	—	91,459	45,366
121,597	1,010,309	127,956	61,452	51,014
105,189	477,721	73,917	78,147	61,614
—	—	17,200	—	—

1,234,845	15,459,449	28,824,004	471,322	185,578

$121,284,236	$1,385,507,716	$146,126,984	$154,098,545	$114,496,389

$77,472	$1,157,184	$131,344	$94,600	$114,087
150,364,570	1,381,679,781	147,855,873	140,068,622	114,997,475
(398,577)	123,618	97,087	14,138	(13,055)

(51,744,558)	(98,275,928)	(17,681,310)	4,576,933	(3,981,511)
22,985,329	100,823,061	15,723,990	9,344,252	3,379,393

$121,284,236	$1,385,507,716	$146,126,984	$154,098,545	$114,496,389

10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000	10,000,000,000
7,747,173	115,718,389	13,134,390	9,459,968	11,408,671

$15.66	$11.97	$11.13	$16.29	$10.04

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING MARKETS SMALL CAP FUND	GLOBAL OPPORTUNITIES FUND[1]	GLOBAL SCIENCE & TECHNOLOGY FUND

Investment Income:
Interest	$6,348	$504	$1,967	$1,067
Dividends[2]
Unaffiliated issuers	6,345,959	592,731	744,035	546,213
Affiliated issuers*	—	—	—	—

Total investment income	6,352,307	593,235	746,002	547,280

Expenses:
Investment advisory fees	4,033,387	467,257	921,286	766,275
Shareholder servicing fees	707,839	108,844	65,865	164,044
Fund administration fees	159,371	10,009	16,791	20,100
Fund accounting fees	106,067	29,913	45,871	29,642
Reports to shareholders	137,529	14,865	49,272	33,398
Custody fees	44,880	118,648	71,693	9,142
Federal and state registration fees	31,380	22,965	20,946	19,493
Legal fees	37,296	2,197	3,066	4,319
Directors’ fees	36,304	1,929	1,627	5,065
Audit fees	21,881	18,677	21,875	20,681
Interest	9,234	720	437	1,164
Other	78,570	12,556	16,109	20,845

Total expenses before reimbursement	5,403,738	808,580	1,234,838	1,094,168
Reimbursement of expenses by Advisor	—	(247,151)	(171,380)	(96,846)

Net Expenses	5,403,738	561,429	1,063,458	997,322

Net Investment Income (Loss)	948,569	31,806	(317,456)	(450,042)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	(113,256,495)	(19,394,560)	3,160,266	(31,796,292)
Affiliated issuers*	—	—	—	—
Net realized gain on options written	—	—	—	—
Realized foreign capital gains taxes	—	142,312	(7,109)	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	63,460,370	25,567,423	26,853,287	29,182,459
Deferred foreign capital gains taxes	—	(395,368)	(84,518)	—

Net gain (loss) on investments	(49,796,125)	5,919,807	29,921,926	(2,613,833)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(48,847,556)	$5,951,613	$29,604,470	$(3,063,875)

[1]	Fund inception date was November 17, 2008.

[2]	Net of $105,474, $39,785, $39,322, $32,997, $9,367, $2,371, $197,326, $86,992 and $61,969 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30, 2009

HERITAGE GROWTH FUND	HERITAGE VALUE FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND	MICRO CAP FUND

$581	$177	$665	$2,067	$3,350

1,117,349	67,586	2,560,298	1,165,751	2,894,323
—	—	—	—	30,371

1,117,930	67,763	2,560,963	1,167,818	2,928,044

463,546	22,162	1,954,312	1,160,742	4,511,273
176,193	24,528	254,806	228,307	253,263
26,118	1,250	50,574	22,366	90,101
27,238	11,159	52,743	39,252	67,970
28,068	20,440	45,958	64,368	49,929
13,094	587	58,851	66,171	28,771
16,020	17,950	23,580	20,852	21,788
6,104	8	10,157	5,167	23,451
5,703	130	12,619	3,331	19,794
20,682	20,681	20,681	20,681	20,681
1,161	47	4,405	3,583	3,500
19,061	10,452	35,387	14,962	41,623

802,988	129,394	2,524,073	1,649,782	5,132,144
(172,728)	(99,269)	—	(315,306)	—

630,260	30,125	2,524,073	1,334,476	5,132,144

487,670	37,638	36,890	(166,658)	(2,204,100)

(10,184,195)	(1,301,734)	(54,639,494)	(11,908,883)	(66,419,003)
—	—	—	—	(4,058,938)
100,213	358,188	—	—	—
—	—	17,660	(61,480)	—
7,714,994	831,023	66,502,437	33,815,147	35,754,956
—	—	(228,394)	(70,405)	—

(2,368,988)	(112,523)	11,652,209	21,774,379	(34,722,985)

$(1,881,318)	$(74,885)	$11,689,099	$21,607,721	$(36,927,085)

WASATCH FUNDS — Statements of Operations (continued)

	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

Investment Income:
Interest	$1,104	$11,146	$2,825	$78,619
Dividends[1]
Unaffiliated issuers	624,895	4,051,143	2,960,891	862,788
Affiliated issuers*	—	—	35,851	—
Other	—	—	—	—

Total investment income	625,999	4,062,289	2,999,567	941,407

Expenses:
Investment advisory fees	1,366,361	5,843,261	2,837,646	110,039
Shareholder servicing fees	144,534	806,346	405,895	42,824
Distribution Fees	—	—	—	—
Fund administration fees	26,572	226,568	74,623	6,208
Fund accounting fees	31,459	148,425	57,185	16,097
Reports to shareholders	30,040	216,967	98,168	18,432
Custody fees	28,568	60,170	25,845	4,812
Federal and state registration fees	26,118	46,125	24,133	16,067
Legal fees	6,296	53,957	19,511	1,592
Directors’ fees	5,137	43,563	17,569	1,163
Audit fees	20,681	20,682	20,681	21,881
Dividends on securities sold short	6,885	—	—	4,792
Interest	955	9,740	3,286	11,808
Other	16,880	71,705	39,816	13,375

Total expenses before reimbursement	1,710,486	7,547,509	3,624,358	269,090
Reimbursement of expenses by Advisor	(138,226)	—	—	(103,152)
Distribution fees waived	—	—	—	—

Net Expenses	1,572,260	7,547,509	3,624,358	165,938

Net Investment Income (Loss)	(946,261)	(3,485,220)	(624,791)	775,469

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	(22,748,259)	(66,580,850)	(109,704,992)	(7,385,813)
Affiliated issuers*	—	—	(6,809,925)	—
Net realized gain on options written	1,864,290	—	908,649	126,196
Net realized gain (loss) on short positions	(106,661)	—	—	(86,106)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	30,662,023	108,484,502	73,490,647	4,615,332
Deferred foreign capital gains taxes	—	(37,629)	—	—

Net gain (loss) on investments	9,671,393	41,866,023	(42,115,621)	(2,730,391)

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,725,132	$38,380,803	$(42,740,412)	$(1,954,922)

[1]	Net of $24,204, $102,677, $477, $7,228, $6,645, $302,677, $56.862, $0 and $553 in foreign withholding taxes, respectively.

*	See Note 8 for information on affiliated issuers.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2009

ULTRA GROWTH FUND	INCOME EQUITY FUND	LONG/SHORT FUND	U.S. TREASURY FUND	INCOME FUND

$2,306	$165,237	$8,851	$6,165,681	$3,927,332

617,369	30,017,595	2,286,611	—	213,044
—	—	—	—	—
—	—	—	1,644	—

619,675	30,182,832	2,295,462	6,167,325	4,140,376

1,230,078	8,806,964	1,175,545	753,953	538,118
260,681	1,282,146	147,778	187,731	50,401
—	361,149	50,140	—	44,486
38,455	540,966	63,125	60,389	58,412
37,457	240,549	34,516	38,718	52,767
64,965	414,878	48,986	33,117	42,360
22,779	32,394	17,799	4,022	11,476
19,792	156,842	38,691	44,786	23,972
8,871	85,501	8,749	16,664	7,151
8,396	44,628	5,176	10,452	4,808
20,681	4,312	17,826	20,681	17,743
—	—	402,712	—	—
1,958	6,338	61,691	—	—
23,774	135,389	18,498	13,837	13,988

1,737,887	12,112,056	2,091,232	1,184,350	865,682
(13,821)	(787,715)	—	(53,419)	—
—	(361,149)	(50,140)	—	(44,486)

1,724,066	10,963,192	2,041,092	1,130,931	821,196

(1,104,391)	19,219,640	254,370	5,036,394	3,319,180

(48,814,746)	(96,935,144)	(21,773,280)	9,178,548	(214,026)
—	—	—	—	—
—	—	1,315,878	—	—
497,763	—	4,989,019	—	—
41,929,072	140,074,504	21,481,141	2,499,959	4,892,799
—	—	—	—	—

(6,387,911)	43,139,360	6,012,758	11,678,507	4,678,773

$(7,492,302)	$62,359,000	$6,267,128	$16,714,901	$7,997,953

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING MARKETS SMALL CAP FUND
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Operations:
Net investment income (loss)	$948,569	$4,856,128	$31,806	$127,023
Net realized gain (loss) on investments and foreign currency translations	(113,256,495)	12,903,463	(19,252,248)	(4,510,609)
Net realized gain on options written	—	65,169	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	63,460,370	(267,260,766)	25,172,055	(16,983,582)

Net increase (decrease) in net assets resulting from operations	(48,847,556)	(249,436,006)	5,951,613	(21,367,168)

Dividends paid from:
Net investment income	(5,739,872)	—	(29,720)	(99,236)
Net realized gains	—	(205,306,297)	—	—

	(5,739,872)	(205,306,297)	(29,720)	(99,236)

Capital share transactions:
Shares sold	42,144,413	75,441,442	28,161,403	75,870,364
Shares issued to holders in reinvestment of dividends	5,588,262	196,357,419	28,998	97,575
Shares redeemed	(229,016,912)	(421,955,118)	(19,915,682)	(18,336,592)
Redemption fees	51,587	49,702	116,524	11,293

Net increase (decrease)	(181,232,650)	(150,106,555)	8,391,243	57,642,640

Total increase (decrease) in net assets	(235,820,078)	(604,848,858)	14,313,136	36,176,236

Net assets:
Beginning of period	645,769,108	1,250,617,966	36,176,236	—

End of period	$409,949,030	$645,769,108	$50,489,372	$36,176,236

Undistributed net investment income (loss) included in net assets at end of period	$2,481,460	$1,509,194	$208,395	$29,714

Capital share transactions — shares:
Shares sold	2,140,091	2,304,714	23,140,526	40,105,645
Shares issued to holders in reinvestment of dividends	301,417	5,657,085	34,937	50,039
Shares redeemed	(11,075,467)	(12,581,815)	(20,231,688)	(10,899,814)

Net increase (decrease) in shares outstanding	(8,633,959)	(4,620,016)	2,943,775	29,255,870

[1]	Fund inception date was November 17, 2008.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

GLOBAL OPPORTUNITIES FUND	GLOBAL SCIENCE & TECHNOLOGY FUND		HERITAGE GROWTH FUND
Period Ended September 30, 2009[1]	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

$(317,456)	$(450,042)	$(1,853,536)	$487,670	$618,086
3,153,157	(31,796,292)	(3,525,493)	(10,184,195)	2,923,875
—	—	35,850	100,213	187,516
26,768,769	29,182,459	(60,039,104)	7,714,994	(36,207,407)

29,604,470	(3,063,875)	(65,382,283)	(1,881,318)	(32,477,930)

—	—	—	(167,143)	—
—	—	(17,434,195)	(220,964)	(14,407,067)

—	—	(17,434,195)	(388,107)	(14,407,067)

90,898,578	5,166,479	35,585,007	7,087,524	7,026,838
—	—	16,802,106	374,358	14,080,421
(3,124,823)	(24,729,028)	(91,579,559)	(23,413,598)	(87,728,948)
6,824	2,298	30,453	915	2,612

87,780,579	(19,560,251)	(39,161,993)	(15,950,801)	(66,619,077)

117,385,049	(22,624,126)	(121,978,471)	(18,220,226)	(113,504,074)

—	82,164,019	204,142,490	95,414,037	208,918,111

$117,385,049	$59,539,893	$82,164,019	$77,193,811	$95,414,037

$(352,634)	$(367,611)	$(656,537)	$499,398	$164,107

35,880,124	593,548	2,381,520	933,157	643,479
—	—	1,098,177	55,297	1,267,365
(1,129,075)	(3,209,651)	(7,049,819)	(3,266,118)	(7,926,581)

34,751,049	(2,616,103)	(3,570,122)	(2,277,664)	(6,015,737)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	HERITAGE VALUE FUND		INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Operations:
Net investment income (loss)	$37,638	$53,508	$36,890	$(578,642)
Net realized gain (loss) on investments and foreign currency translations	(1,301,734)	(776,364)	(54,621,834)	(6,811,237)
Net realized gain on options written	358,188	316,005	—	—
Net realized gain (loss) on short positions	—	(986)	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	831,023	(461,738)	66,274,043	(185,431,901)

Net increase (decrease) in net assets resulting from operations	(74,885)	(869,575)	11,689,099	(192,821,780)

Dividends paid from:
Net investment income	(47,255)	(40,797)	(466,090)	(14,999,689)
Net realized gains	—	(15,127)	—	(53,899,506)

	(47,255)	(55,924)	(466,090)	(68,899,195)

Capital share transactions:
Shares sold	894,306	3,275,032	23,024,110	56,044,771
Shares issued to holders in reinvestment of dividends	43,764	55,698	447,546	67,297,473
Shares redeemed	(1,051,758)	(1,046,240)	(56,255,429)	(201,780,070)
Redemption fees	496	791	6,574	36,035

Net increase (decrease)	(113,192)	2,285,281	(32,777,199)	(78,401,791)

Total increase (decrease) in net assets	(235,332)	1,359,782	(21,554,190)	(340,122,766)

Net assets:
Beginning of period	3,792,166	2,432,384	194,779,919	534,902,685

End of period	$3,556,834	$3,792,166	$173,225,729	$194,779,919

Undistributed net investment income (loss) included in net assets at end of period	$26,890	$33,894	$(815,682)	$(6,497,413)

Capital share transactions — shares:
Shares sold	132,854	334,711	2,074,040	2,743,933
Shares issued to holders in reinvestment of dividends	6,723	5,678	50,513	3,356,483
Shares redeemed	(156,260)	(114,532)	(6,128,701)	(11,547,140)

Net increase (decrease) in shares outstanding	(16,683)	225,857	(4,004,148)	(5,446,724)

See Notes to Financial Statements.

SEPTEMBER 30, 2009

INTERNATIONAL OPPORTUNITIES FUND		MICRO CAP FUND		MICRO CAP VALUE FUND
Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

$(166,658)	$(48,164)	$(2,204,100)	$(6,107,945)	$(946,261)	$(1,351,039)

(11,970,363)	(761,977)	(70,477,941)	4,651,383	(22,748,259)	(12,006,387)
—	21,037	—	—	1,864,290	2,052,817
—	112,630	—	—	(106,661)	605,545
33,744,742	(29,949,193)	35,754,956	(173,381,475)	30,662,023	(29,171,790)

21,607,721	(30,625,667)	(36,927,085)	(174,838,037)	8,725,132	(39,870,854)

(168,034)	(2,089,316)	(777,904)	—	—	—
—	(8,029,593)	—	(98,389,979)	—	(16,429,060)

(168,034)	(10,118,909)	(777,904)	(98,389,979)	—	(16,429,060)

31,749,891	41,682,055	20,400,999	16,149,674	37,751,896	46,417,131
163,313	9,911,885	743,955	94,126,664	—	16,104,543
(15,224,838)	(11,598,986)	(70,303,414)	(109,078,570)	(29,184,165)	(28,353,838)
37,390	6,956	7,314	6,533	11,986	4,193

16,725,756	40,001,910	(49,151,146)	1,204,301	8,579,717	34,172,029

38,165,443	(742,666)	(86,856,135)	(272,023,715)	17,304,849	(22,127,885)

55,690,511	56,433,177	359,393,513	631,417,228	97,911,544	120,039,429

$93,855,954	$55,690,511	$272,537,378	$359,393,513	$115,216,393	$97,911,544

$(726,819)	$(1,759,002)	$(15,825)	$(332,765)	$(218,261)	$(153,784)

24,187,957	21,166,986	6,736,914	3,153,341	21,422,418	20,583,227
133,863	3,604,322	265,698	16,778,372	—	6,493,767
(11,518,529)	(5,453,107)	(23,747,004)	(20,943,978)	(21,193,792)	(12,980,831)

12,803,291	19,318,201	(16,744,392)	(1,012,265)	228,626	14,096,163

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Operations:
Net investment income (loss)	$(3,485,220)	$(4,329,573)	$(624,791)	$694,357
Net realized gain (loss) on investments and foreign currency translations	(66,580,850)	10,759,204	(116,514,917)	(26,463,524)
Net realized gain on options written	—	—	908,649	1,264,596
Net realized gain (loss) on short positions	—	(847,296)	—	862,688
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	108,446,873	(265,175,462)	73,490,647	(116,642,157)

Net increase (decrease) in net assets resulting from operations	38,380,803	(259,593,127)	(42,740,412)	(140,284,040)

Dividends paid from:
Net investment income	—	—	—	(1,304,069)
Net realized gains	(1,539,215)	(120,648,854)	—	(141,790,472)

	(1,539,215)	(120,648,854)	—	(143,094,541)

Capital share transactions:
Shares sold	230,991,699	154,963,117	32,790,353	66,338,622
Shares issued to holders in reinvestment of dividends	1,498,523	117,697,647	—	137,074,565
Shares redeemed	(195,651,102)	(232,359,422)	(108,614,115)	(243,774,324)
Redemption fees	91,021	53,796	7,697	16,798

Net increase (decrease)	36,930,141	40,355,138	(75,816,065)	(40,344,339)

Total increase (decrease) in net assets	73,771,729	(339,886,843)	(118,556,477)	(323,722,920)

Net assets:
Beginning of period	735,546,206	1,075,433,049	336,914,148	660,637,068

End of period	$809,317,935	$735,546,206	$218,357,671	$336,914,148

Undistributed net investment income (loss) included in net assets at end of period	$(70,280)	$(205,808)	$741,563	$(574,907)

Capital share transactions — shares:
Shares sold	9,654,965	4,910,006	15,948,161	18,735,565
Shares issued to holders in reinvestment of dividends	73,746	3,294,085	—	38,504,091
Shares redeemed	(9,177,145)	(7,263,863)	(56,145,733)	(64,253,288)

Net increase (decrease) in shares outstanding	551,566	940,228	(40,197,572)	(7,013,632)

[1]	Effective September 19, 2008, the Funds changed their fiscal year end to September 30.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

STRATEGIC INCOME FUND		ULTRA GROWTH FUND		INCOME EQUITY FUND
Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Period Ended September 30, 2008[1]	Year Ended March 31, 2008

$775,469	$1,229,319	$(1,104,391)	$(1,971,029)	$19,219,640	$6,391,793	$4,434,682

(7,385,813)	(3,227,582)	(48,814,746)	5,945,886	(96,935,144)	7,518	11,649,240
126,196	387,076	—	274,600	—	—	—
(86,106)	1,439,965	497,763	(414,078)	—	—	—
4,615,332	(4,016,554)	41,929,072	(87,629,925)	140,074,504	(89,835,019)	14,606,996

(1,954,922)	(4,187,776)	(7,492,302)	(83,794,546)	62,359,000	(83,435,708)	30,690,918

(784,968)	(1,057,146)	—	—	(19,218,020)	(6,175,815)	(4,351,594)
—	(2,217,011)	—	(32,302,048)	—	—	(14,377,983)

(784,968)	(3,274,157)	—	(32,302,048)	(19,218,020)	(6,175,815)	(18,729,577)

1,068,106	11,271,913	12,125,756	23,567,676	874,385,368	493,306,878	316,064,382
767,924	3,204,301	—	31,508,337	17,197,096	5,067,853	11,089,981
(3,276,167)	(8,749,445)	(27,365,051)	(63,614,008)	(329,662,507)	(76,053,584)	(59,294,127)
894	3,128	12,255	5,057	62,658	—	—

(1,439,243)	5,729,897	(15,227,040)	(8,532,938)	561,982,615	422,321,147	268,580,236

(4,179,133)	(1,732,036)	(22,719,342)	(124,629,532)	605,123,595	332,709,624	280,541,577

21,889,180	23,621,216	144,003,578	268,633,110	780,384,121	447,674,497	167,132,920

$17,710,047	$21,889,180	$121,284,236	$144,003,578	$1,385,507,716	$780,384,121	$447,674,497

$179,094	$84,045	$(398,577)	$(19,428)	$123,618	$542,260	$214,043

174,614	1,304,234	995,533	1,068,307	85,935,790	34,354,765	22,808,982
136,331	347,534	—	1,297,708	1,663,444	359,009	764,998
(567,847)	(926,251)	(2,387,038)	(2,896,081)	(32,224,101)	(5,377,107)	(3,863,365)

(256,902)	725,517	(1,391,505)	(530,066)	55,375,133	29,336,667	19,710,615

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	LONG/SHORT FUND			U.S. TREASURY FUND
	Year Ended September 30, 2009	Period Ended September 30, 2008[1]	Year Ended March 31, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Operations:
Net investment income	$254,370	$506,511	$1,651,685	$5,036,394	$4,603,385
Net realized gain (loss) on investments and foreign currency translations	(21,773,280)	(1,639,401)	2,088,860	9,178,548	2,091,586
Net realized gain on options written	1,315,878	—	—	—	—
Net realized gain on short positions	4,989,019	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	21,481,141	(4,654,306)	(3,078,118)	2,499,959	6,237,874

Net increase (decrease) in net assets resulting from operations	6,267,128	(5,787,196)	662,427	16,714,901	12,932,845

Dividends paid from:
Net investment income	(556,325)	(478,605)	(1,739,672)	(5,022,309)	(4,603,049)
Net realized gains	(1,579,189)	—	(2,150,358)	—	—

	(2,135,514)	(478,605)	(3,890,030)	(5,022,309)	(4,603,049)

Capital share transactions:
Shares sold	76,153,872	51,821,912	45,416,712	148,148,779	78,165,995
Shares issued to holders in reinvestment of dividends	1,826,247	397,821	3,335,062	4,584,510	4,167,049
Shares redeemed	(58,109,974)	(11,249,918)	(12,008,607)	(132,178,263)	(85,104,785)
Redemption fees	11,260	—	—	431,042	73,908

Net increase (decrease)	19,881,405	40,969,815	36,743,167	20,986,068	(2,697,833)

Total increase in net assets	24,013,019	34,704,014	33,515,564	32,678,660	5,631,963

Net assets:
Beginning of period	122,113,965	87,409,951	53,894,387	121,419,885	115,787,922

End of period	$146,126,984	$122,113,965	$87,409,951	$154,098,545	$121,419,885

Undistributed net investment income (loss) included in net assets at end of period	$97,087	$241,168	$148,570	$14,138	$53

Capital share transactions — shares:
Shares sold	7,924,340	4,496,374	3,843,979	8,980,714	5,302,453
Shares issued to holders in reinvestment of dividends	209,877	33,910	283,537	266,951	282,613
Shares redeemed	(6,298,177)	(987,313)	(1,022,364)	(7,910,125)	(5,828,618)

Net increase (decrease) in shares outstanding	1,836,040	3,542,971	3,105,152	1,337,540	(243,552)

[1]	Effective September 19, 2008, the Funds changed their fiscal year end to September 30.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

INCOME FUND
Year Ended September 30, 2009	Period Ended September 30, 2008[1]	Year Ended March 31, 2008

$3,368,363	$1,665,562	$3,279,389

(263,209)	(247,963)	199,120
—	—	—
—	—	—
4,892,799	(2,942,965)	1,864,138

7,997,953	(1,525,366)	5,360,647

(3,433,282)	(1,804,021)	(3,486,230)
—	—	—

(3,433,282)	(1,804,021)	(3,486,230)

50,831,732	16,839,954	28,822,272
2,876,487	1,514,366	2,914,811
(32,859,256)	(12,925,350)	(25,551,179)
1,844	—	—

20,850,807	5,428,970	6,185,904

25,415,478	2,099,583	8,060,321

89,080,911	86,981,328	79,821,007

$114,496,389	$89,080,911	$86,981,328

$(13,055)	$74,375	$69,971

5,205,427	1,717,846	2,940,070
294,467	155,705	299,140
(3,381,592)	(1,324,409)	(2,613,037)

2,118,302	549,142	626,173

WASATCH FUNDS — Financial Highlights

CORE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009		2008		2007	2006	2005

Net asset value, beginning of period	$26.38		$42.98		$41.08	$43.92	$38.49

Income (loss) from investment operations:
Net investment income (loss)	—	[1]	0.19		(0.05)	0.17	0.56
Net realized and unrealized gains (losses) on investments	(0.23)		(8.98)		5.65	0.90	6.41

Total from investment operations	(0.23)		(8.79)		5.60	1.07	6.97

Redemption fees (see Note 2)	—	[1]	—	[1]	— [1]	— [1]	— [1]

Less distributions:
Dividends from net investment income	(0.27)		—		(0.14)	(0.63)	(0.22)
Distributions from net realized gains	—		(7.81)		(3.56)	(3.28)	(1.32)

Total distributions	(0.27)		(7.81)		(3.70)	(3.91)	(1.54)

Net asset value, end of period	$25.88		$26.38		$42.98	$41.08	$43.92

Total return	(.45)%		(24.82)%		14.28%	2.46%	18.58% [2]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$409,949		$645,769		$1,250,618	$1,381,027	$1,704,690
Ratio of expenses to average net assets	1.34%		1.21%		1.18%	1.17%	1.20%
Ratio of net investment income (loss) to average net assets	0.24%		0.52%		(0.09)%	0.38%	1.30%
Portfolio turnover rate	30%		44%		54%	42%	42%

EMERGING MARKETS SMALL CAP FUND	Year Ended September 30		Period Ended September 30
(for a share outstanding throughout each period)	2009		2008[3]
Net asset value, beginning of period	$1.24		$2.00

Income (loss) from investment operations:
Net investment income	—	[1]	—	[1]
Net realized and unrealized gains (losses) on investments	0.33		(0.76)

Total from investment operations	0.33		(0.76)

Redemption fees (see Note 2)	—	[1]	—	[1]

Total distributions	—	[1]	—	[1]

Net asset value, end of period	$1.57		$1.24

Total return	26.80%		(37.88)%	[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$50,489		$36,176
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.10%		2.10%	[5]
Before waivers and reimbursements	3.03%		2.67%	[5]
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.12%		0.27%	[5]
Before waivers and reimbursements	(0.81)%		(0.29)%	[5]
Portfolio turnover rate	78%		38%	[4]

[1]	Represents amounts less than $.005 per share.

[2]

In 2005, 0.03% of the Fund’s total return consisted of a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies. Excluding this item, the total return would have been 18.55%.

[3]	Fund inception date was October 1, 2007.

[4]	Not annualized for periods less than one year.

[5]	Annualized.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

GLOBAL OPPORTUNITIES FUND	Period Ended September 30
(for a share outstanding throughout each period)	2009[1]

Net asset value, beginning of period	$2.00

Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	1.39

Total from investment operations	1.38

Redemption fees (see Note 2)	—	[2]

Total distributions	—

Net asset value, end of period	$3.38

Total return	69.00%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$117,385
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.25%	[4]
Before waivers and reimbursements	2.61%	[4]
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.67)%	[4]
Before waivers and reimbursements	(1.03)%	[4]
Portfolio turnover rate	22%	[3]

GLOBAL SCIENCE & TECHNOLOGY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009		2008	2007	2006	2005
Net asset value, beginning of period	$10.31		$17.69	$13.97	$12.98	$10.15

Income (loss) from investment operations:
Net investment loss	(0.12)		(0.25)	(0.12)	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	0.93		(5.65)	4.43	1.40	2.99
Net increase from payment by affiliate	—		—	—	—	—	[2]

Total from investment operations	0.81		(5.90)	4.31	1.26	2.83

Redemption fees (see Note 2)	—	[2]	— [2]	— [2]	— [2]	—	[2]

Less distributions:
Distributions from net realized gains	—		(1.48)	(0.59)	(0.27)	—

Total distributions	—		(1.48)	(0.59)	(0.27)	—

Net asset value, end of period	$11.12		$10.31	$17.69	$13.97	$12.98

Total return	7.86%		(36.07)%	31.63%	9.81%	27.88%	[5]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$59,540		$82,164	$204,142	$126,359	$89,353
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.95%		1.92%	1.85%	1.94%	1.95%
Before waivers and reimbursements	2.14%		1.92%	1.85%	1.94%	1.97%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.88)%		(1.24)%	(0.97)%	(1.15)%	(1.52)%
Before waivers and reimbursements	(1.07)%		(1.24)%	(0.97)%	(1.15)%	(1.54)%
Portfolio turnover rate	41%		89%	78%	58%	80%
[1]	Fund inception date was November 17, 2008.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

HERITAGE GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007		2006	2005

Net asset value, beginning of period	$9.00	$12.57	$11.40		$11.43	$9.86

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	(0.01)		— [1]	0.02
Net realized and unrealized gains (losses) on investments	0.26	(2.57)	1.53		0.28	1.55
Net increase from payment by affiliate	—	—	—		—	—	[1]

Total from investment operations	0.32	(2.51)	1.52		0.28	1.57

Redemption fees (see Note 2)	— [1]	— [1]	—	[1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.02)	—	—	[1]	(0.01)	—
Distributions from net realized gains	(0.02)	(1.06)	(0.35)		(0.30)	—	[1]

Total distributions	(0.04)	(1.06)	(0.35)		(0.31)	—

Net asset value, end of period	$9.28	$9.00	$12.57		$11.40	$11.43

Total return	3.74%	(21.54)%	13.59%		2.46%	15.95%	[2]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$77,194	$95,414	$208,918		$244,380	$304,670
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.95%	0.95%	0.95%		0.95%	0.95%
Before waivers and reimbursements	1.21%	1.01%	0.95%		0.95%	0.99%
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	0.74%	0.44%	(0.06)%		0.01%	0.17%
Before waivers and reimbursements	0.48%	0.38%	(0.06)%		0.01%	0.13%
Portfolio turnover rate	33%	48%	56%		54%	36%

HERITAGE VALUE FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007[3]
Net asset value, beginning of period	$8.18	$10.23	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.08	0.01
Net realized and unrealized gains (losses) on investments	(0.20)	(1.99)	0.22

Total from investment operations	(0.12)	(1.91)	0.23

Redemption fees (see Note 2)	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.10)	(0.10)	—
Distributions from net realized gains	—	(0.04)	—

Total distributions	(0.10)	(0.14)	—

Net asset value, end of period	$7.96	$8.18	$10.23

Total return	(1.13)%	(19.42)%	2.40%	[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$3,557	$3,792	$2,432
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.95%	0.95%	0.95%	[5]
Before waivers and reimbursements	4.09%	3.89%	24.78%	[5]
Ratio of net investment income (loss) to average net assets:
Net of waivers and reimbursements	1.19%	1.31%	1.49%	[5]
Before waivers and reimbursements	(1.95)%	(1.63)%	(22.34)%	[5]
Portfolio turnover rate	246%	246%	0%	[4]
[1]	Represents amounts less than $.005 per share.

[2]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.
[3]	Fund inception date was August 30, 2007.

[4]	Not annualized for periods less than one year.

[5]	Annualized.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

INTERNATIONAL GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009		2008	2007	2006		2005

Net asset value, beginning of period	$11.83		$24.42	$21.83	$18.50		$14.71

Income (loss) from investment operations:
Net investment income (loss)	(0.13)		(0.28)	0.03	(0.09)		(0.10)
Net realized and unrealized gains (losses) on investments	2.24		(9.19)	6.61	3.42		3.91
Net increase from payment by affiliate	—		—	—	—		0.01

Total from investment operations	2.11		(9.47)	6.64	3.33		3.82

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	(0.03)		(0.68)	—	—		—
Distributions from net realized gains	—		(2.44)	(4.05)	—	[1]	(0.03)

Total distributions	(0.03)		(3.12)	(4.05)	—	[1]	(0.03)

Net asset value, end of period	$13.91		$11.83	$24.42	$21.83		$18.50

Total return	18.03%		(44.01)%	34.02%	18.00%	[2]	26.02%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$173,226		$194,780	$534,903	$383,135		$338,792
Ratio of expenses to average net assets	1.94%		1.83%	1.76%	1.78%		1.84%
Ratio of net investment income (loss) to average net assets	0.03%		(0.15)%	0.11%	(0.42)%		(0.64)%
Portfolio turnover rate	56%		44%	60%	64%		32%

INTERNATIONAL OPPORTUNITIES FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2009		2008	2007	2006		2005[4]
Net asset value, beginning of period	$1.60		$3.65	$2.71	$2.19		$2.00

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.07	(0.01)	(0.01)		—	[1]
Net realized and unrealized gains (losses) on investments	0.36		(1.45)	1.13	0.53		0.19

Total from investment operations	0.37		(1.38)	1.12	0.52		0.19

Redemption fees (see Note 2)	—	[1]	— [1]	— [1]	—	[1]	—	[1]

Less distributions:
Dividends from net investment income	—	[1]	(0.14)	— [1]	—		—
Distributions from net realized gains	—		(0.53)	(0.18)	—		—

Total distributions	—		(0.67)	(0.18)	—		—

Net asset value, end of period	$1.97		$1.60	$3.65	$2.71		$2.19

Total return	23.60%		(45.33)%	42.73%	23.74%		9.50%	[5]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$93,856		$55,691	$56,433	$36,839		$29,440
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.26%	[6]	2.25%	2.25%	2.25%		2.25%	[7]
Before waivers and reimbursements	2.79%	[6]	2.59%	2.51%	2.62%		3.09%	[7]
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(0.28)%		(0.09)%	(0.18)%	(0.29)%		(0.21)%	[7]
Before waivers and reimbursements	(0.81)%		(0.43)%	(0.44)%	(0.66)%		(1.05)%	[7]
Portfolio turnover rate	69%		63%	54%	43%		12%	[5]

[1]	Represents amounts less than $.005 per share.

[2]	In 2006, the Fund’s total return included a voluntary reimbursement by the Advisor for an amount relating to an incorrect settlement that had no impact on the total return.

[3]

In 2005, 0.07% of the Fund’s total return consisted of a voluntary reimbursement by the advisor for a realized investment loss. Excluding this item, the total return would have been 25.95%. The Fund’s total return also included, in 2005, a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Fund’s cross-trading policies that had no impact on the total return.

[4]	Fund inception date was January 27, 2005.

[5]	Not annualized for periods less than one year.

[6]	Includes interest expense of 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

MICRO CAP FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$4.14	$7.19	$6.79	$7.58	$7.05

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.07)	(0.09)	(0.10)	(0.11)
Net realized and unrealized gains (losses) on investments	(0.21)	(1.81)	1.29	0.65	1.70
Net increase from payment by affiliate	—	—	—	—	—	[1]

Total from investment operations	(0.24)	(1.88)	1.20	0.55	1.59

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	—	(1.17)	(0.80)	(1.34)	(1.06)

Total distributions	(0.01)	(1.17)	(0.80)	(1.34)	(1.06)

Net asset value, end of period	$3.89	$4.14	$7.19	$6.79	$7.58

Total return	(5.70)%	(30.46)%	18.72%	8.51%	26.42%	[2]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$272,537	$359,394	$631,417	$583,901	$579,244
Ratio of expenses to average net assets	2.24%	2.16%	2.14%	2.14%	2.18%
Ratio of net investment loss to average net assets	(0.96)%	(1.26)%	(1.25)%	(1.39)%	(1.58)%
Portfolio turnover rate	46%	54%	48%	46%	50%

MICRO CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.80	$2.98	$2.93	$2.72	$2.57

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	0.33	(0.75)	0.64	0.50	0.49
Net increase from payment by affiliate	—	—	—	—	—	[1]

Total from investment operations	0.31	(0.77)	0.61	0.47	0.45

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Distributions from net realized gains	—	(0.41)	(0.56)	(0.26)	(0.30)

Total distributions	—	(0.41)	(0.56)	(0.26)	(0.30)

Net asset value, end of period	$2.11	$1.80	$2.98	$2.93	$2.72

Total return	17.22%	(29.67)%	22.84%	18.89%	19.87%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$115,216	$97,912	$120,039	$95,508	$86,903
Ratio of expenses to average net assets:
Net of waivers and reimbursements	2.26% [4]	2.25%	2.25%	2.25%	2.25%
Before waivers and reimbursements	2.46% [4]	2.35%	2.30%	2.33%	2.36%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.36)%	(1.21)%	(1.06)%	(0.99)%	(1.41)%
Before waivers and reimbursements	(1.56)%	(1.31)%	(1.11)%	(1.07)%	(1.52)%
Portfolio turnover rate	145%	144%	105%	95%	85%

[1]	Represents amounts less than $.005 per share.

[2]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.
[3]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

[4]	Includes dividend payments for securities sold short of 0.01%.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

SMALL CAP GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$26.50	$40.10	$36.99	$41.23	$34.94

Income (loss) from investment operations:
Net investment loss	(0.12)	(0.16)	(0.25)	(0.26)	(0.25)
Net realized and unrealized gains (losses) on investments	2.27	(8.85)	6.28	0.84	7.32
Net increase from payment by affiliate	—	—	—	—	—	[1]

Total from investment operations	2.15	(9.01)	6.03	0.58	7.07

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Distributions from net realized gains	(0.06)	(4.59)	(2.92)	(4.82)	(0.78)

Total distributions	(0.06)	(4.59)	(2.92)	(4.82)	(0.78)

Net asset value, end of period	$28.59	$26.50	$40.10	$36.99	$41.23

Total return	8.20%	(25.42)%	16.94%	1.40%	20.73%	[2]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$809,318	$735,546	$1,075,433	$1,234,978	$1,357,862
Ratio of expenses to average net assets	1.29%	1.21%	1.19%	1.18% [3]	1.18%
Ratio of net investment loss to average net assets	(0.60)%	(0.47)%	(0.52)%	(0.64)%	(0.62)%
Portfolio turnover rate	52%	51%	43%	41%	36%

SMALL CAP VALUE FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$2.82	$5.22	$5.29	$5.67	$5.54

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.01	0.01	0.05	0.05
Net realized and unrealized gains (losses) on investments	(0.06)	(1.11)	0.67	0.36	0.86
Net increase from payment by affiliate	—	—	—	—	—	[1]

Total from investment operations	(0.07)	(1.10)	0.68	0.41	0.91

Redemption fees (see Note 2)	— [1]	— [1]	— [1]	— [1]	—	[1]

Less distributions:
Dividends from net investment income	—	(0.01)	(0.04)	(0.07)	—
Distributions from net realized gains	—	(1.29)	(0.71)	(0.72)	(0.78)

Total distributions	—	(1.30)	(0.75)	(0.79)	(0.78)

Net asset value, end of period	$2.75	$2.82	$5.22	$5.29	$5.67

Total return	(2.48)%	(26.26)%	13.32%	7.88%	19.47%	[4]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$218,358	$336,914	$660,637	$664,625	$734,842
Ratio of expenses to average net assets	1.92%	1.76%	1.69%	1.68%	1.72%
Ratio of net investment income (loss) to average net assets	(0.33)%	0.15%	0.18%	0.81%	0.94%
Portfolio turnover rate	89%	78%	84%	40%	43%
[1]	Represents amounts less than $.005 per share.

[2]

In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return. The effect of net realized gains on the disposal of investments in violation of an investment restriction on total return was less than 0.01%.

[3]	In 2006, the Fund received a reimbursement of investment advisory fees, which had an impact on the Fund’s expense ratio of less than 0.01%.

[4]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the total return.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)

STRATEGIC INCOME FUND	Year or Period Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006[1]

Net asset value, beginning of period	$7.62	$11.00	$10.48	$10.00

Income (loss) from investment operations:
Net investment income	0.29	0.55	0.48	0.31
Net realized and unrealized gains (losses) on investments	(0.85)	(2.29)	0.54	0.44

Total from investment operations	(0.56)	(1.74)	1.02	0.75

Redemption fees (see Note 2)	— [2]	— [2]	0.01	—	[2]

Less distributions:
Dividends from net investment income	(0.29)	(0.50)	(0.47)	(0.27)
Distributions from net realized gains	—	(1.14)	(0.04)	—

Total distributions	(0.29)	(1.64)	(0.51)	(0.27)

Net asset value, end of period	$6.77	$7.62	$11.00	$10.48

Total return	(6.49)%	(18.17)%	9.77%	7.58%	[3]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$17,710	$21,889	$23,621	$12,732
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.05%	0.97%	1.05%	0.95%	[4]
Before waivers and reimbursements	1.71%	1.46%	1.57%	2.66%	[4]
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	0.95%	0.95%	0.95%	0.95%	[4]
Before waivers and reimbursements	1.61%	1.44%	1.47%	2.66%	[4]
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	4.93%	5.96%	4.14%	5.40%	[4]
Before waivers and reimbursements	4.27%	5.47%	3.62%	3.69%	[4]
Portfolio turnover rate	84%	81%	86%	14%	[3]

ULTRA GROWTH FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008	2007	2006		2005
Net asset value, beginning of period	$15.76	$27.78	$24.09	$27.98		$24.07

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.22)	(0.33)	(0.34)		(0.38)
Net realized and unrealized gains (losses) on investments	0.04	(8.28)	5.80	0.23		5.26
Net increase from payment by affiliate	—	—	—	—	[2]	—	[2]

Total from investment operations	(0.10)	(8.50)	5.47	(0.11)		4.88

Redemption fees (see Note 2)	— [2]	— [2]	— [2]	—	[2]	—	[2]

Less distributions:
Distributions from net realized gains	—	(3.52)	(1.78)	(3.78)		(0.97)

Total distributions	—	(3.52)	(1.78)	(3.78)		(0.97)

Net asset value, end of period	$15.66	$15.76	$27.78	$24.09		$27.98

Total return	(.63)%	(35.09)%	23.80%	(.48)%		21.00%	[5]

Supplemental data and ratios:
Net assets, end of period (in thousands)	$121,284	$144,004	$268,633	$306,406		$389,894
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.75%	1.53%	1.49%	1.48%		1.50%
Before waivers and reimbursements	1.77%	1.53%	1.49%	1.48%		1.50%
Ratio of net investment loss to average net assets:
Net of waivers and reimbursements	(1.12)%	(0.93)%	(1.12)%	(1.19)%		(1.30)%
Before waivers and reimbursements	(1.14)%	(0.93)%	(1.12)%	(1.19)%		(1.30)%
Portfolio turnover rate	64%	84%	55%	76%		65%

[1]	Fund inception date was February 1, 2006.

[2]	Represents amounts less than $.005 per share.

[3]	Not annualized for periods less than one year.

[4]	Annualized.
[5]	In 2005, the Fund’s total return included a voluntary reimbursement by the Advisor for amounts relating to errors in applying the Funds’ cross-trading policies that had no impact on the total return.

See Notes to Financial Statements.

SEPTEMBER 30, 2009

WASATCH-1ST SOURCE INCOME EQUITY FUND	Year Ended September 30	Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2009	2008[1]		2008	2007	2006	2005

Net asset value, beginning of period	$12.93	$14.44		$14.80	$14.14	$13.61	$12.16

Income (loss) from investment operations:
Net investment income	0.20	0.14	[2]	0.21	0.22	0.17	0.14
Net realized and unrealized gains (losses) on investments	(0.96)	(1.52)		0.31	1.66	2.10	1.91

Total from investment operations	(0.76)	(1.38)		0.52	1.88	2.27	2.05

Redemption fees (see Note 2)	— [3]	—		—	—	—	—

Less distributions:
Dividends from net investment income	(0.20)	(0.13)		(0.21)	(0.21)	(0.18)	(0.13)
Distributions from net realized gains	—	—		(0.67)	(1.01)	(1.56)	(0.47)

Total distributions	(0.20)	(0.13)		(0.88)	(1.22)	(1.74)	(0.60)

Net asset value, end of period	$11.97	$12.93		$14.44	$14.80	$14.14	$13.61

Total return	(5.63)%	(9.65)%	[4]	3.22%	13.69%	17.72%	17.17%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,385,508	$780,384		$447,674	$167,133	$129,508	$103,127
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.10%	1.04%	[5]	1.13%	1.15%	1.19%	1.19%
Before waivers and reimbursements	1.22%	1.29%	[5]	1.38%	1.40%	1.45%	1.44%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.93%	1.99%	[5]	1.43%	1.52%	1.25%	1.10%
Before waivers and reimbursements	1.81%	1.74%	[5]	1.18%	1.27%	0.99%	0.85%
Portfolio turnover rate	16%	5%	[4]	36%	26%	37%	44%

WASATCH-1ST SOURCE LONG/SHORT FUND	Year Ended September 30	Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2009	2008[1]		2008	2007	2006	2005
Net asset value, beginning of period	$10.81	$11.27		$11.59	$11.21	$10.69	$10.59

Income (loss) from investment operations:
Net investment income	0.02	0.05	[2]	0.27	0.26	0.21	0.08
Net realized and unrealized gains (losses) on investments	0.50	(0.46)		0.02	0.90	0.71	0.35

Total from investment operations	0.52	(0.41)		0.29	1.16	0.92	0.43

Redemption fees (see Note 2)	— [3]	—		—	—	—	—

Less distributions:
Dividends from net investment income	(0.05)	(0.05)		(0.28)	(0.28)	(0.20)	(0.09)
Distributions from net realized gains	(0.15)	—		(0.33)	(0.50)	(0.20)	(0.24)

Total distributions	(0.20)	(0.05)		(0.61)	(0.78)	(0.40)	(0.33)

Net asset value, end of period	$11.13	$10.81		$11.27	$11.59	$11.21	$10.69

Total return	5.35%	(3.66)%	[4]	2.34%	10.44%	8.80%	4.07%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$146,127	$122,114		$87,410	$53,894	$29,831	$25,127
Ratio of expenses to average net assets (including interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.91%	1.77%	[5]	1.75%	1.84%	1.72%	1.71%
Before waivers and reimbursements	1.96%	2.02%	[5]	2.00%	2.09%	1.98%	1.97%
Ratio of expenses to average net assets (excluding interest expense and dividend payments for securities sold short):
Net of waivers and reimbursements	1.47%	1.46%	[5]	1.57%	1.56%	1.63%	1.64%
Before waivers and reimbursements	1.52%	1.71%	[5]	1.82%	1.81%	1.89%	1.90%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	0.24%	0.95%	[5]	2.25%	2.40%	1.98%	0.76%
Before waivers and reimbursements	0.19%	0.70%	[5]	2.00%	2.15%	1.72%	0.50%
Portfolio turnover rate	167%	71%	[4]	179%	172%	123%	206%

[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.
[4]	Not annualized for periods less than one year.

[5]	Annualized.

See Notes to Financial Statements.

WASATCH FUNDS — Financial Highlights (continued)	SEPTEMBER 30, 2009

U.S. TREASURY FUND	Year Ended September 30
(for a share outstanding throughout each period)	2009	2008		2007	2006	2005

Net asset value, beginning of period	$14.95	$13.84		$14.12	$14.68	$13.77

Income (loss) from investment operations:
Net investment income	0.55	0.58		0.64	0.39	0.45
Net realized and unrealized gains (losses) on investments	1.29	1.10		(0.29)	(0.24)	1.05

Total from investment operations	1.84	1.68		0.35	0.15	1.50

Redemption fees (see Note 2)	0.05	0.01		0.01	0.01	0.01

Less distributions:
Dividends from net investment income	(0.55)	(0.58)		(0.64)	(0.72)	(0.60)
Distributions from net realized gains	—	—		—	—	—

Total distributions	(0.55)	(0.58)		(0.64)	(0.72)	(0.60)

Net asset value, end of period	$16.29	$14.95		$13.84	$14.12	$14.68

Total return	12.49%	12.33%		2.68%	1.21%	11.41%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$154,099	$121,240		$115,788	$204,994	$82,599
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.75%	0.74%		0.71%	0.72%	0.75%
Before waivers and reimbursements	0.79%	0.74%		0.71%	0.72%	0.86%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	3.34%	3.85%		4.23%	4.21%	4.01%
Before waivers and reimbursements	3.30%	3.85%		4.23%	4.21%	3.90%
Portfolio turnover rate	62%	31%		19%	2%	19%

WASATCH-1ST SOURCE INCOME FUND	Year Ended September 30	Period Ended September 30		Year Ended March 31
(for a share outstanding throughout each period)	2009	2008[1]		2008	2007	2006	2005
Net asset value, beginning of period	$9.59	$9.95		$9.73	$9.63	$9.88	$10.34

Income (loss) from investment operations:
Net investment income	0.33	0.18	[2]	0.40	0.38	0.33	0.29
Net realized and unrealized gains (losses) on investments	0.46	(0.35)		0.24	0.13	(0.18)	(0.37)

Total from investment operations	0.79	(0.17)		0.64	0.51	0.15	(0.08)

Redemption fees (see Note 2)	— [3]	—		—	—	—	—

Less distributions:
Dividends from net investment income	(0.34)	(0.19)		(0.42)	(0.41)	(0.40)	(0.38)
Distributions from net realized gains	—	—		—	—	—	—

Total distributions	(0.34)	(0.19)		(0.42)	(0.41)	(0.40)	(0.38)

Net asset value, end of period	$10.04	$9.59		$9.95	$9.73	$9.63	$9.88

Total return	8.42%	(1.69)%	[4]	6.74%	5.43%	1.52%	(0.76)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$114,496	$89,081		$86,981	$78,921	$72,874	$75,445
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.84%	0.87%	[5]	0.95%	0.92%	0.95%	0.93%
Before waivers and reimbursements	0.88%	1.12%	[5]	1.20%	1.17%	1.21%	1.19%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	3.44%	3.66%	[5]	4.05%	3.95%	3.36%	2.84%
Before waivers and reimbursements	3.40%	3.41%	[5]	3.80%	3.70%	3.10%	2.58%
Portfolio turnover rate	28%	15%	[4]	56%	59%	70%	79%
[1]	Effective September 19, 2008, the Fund changed its fiscal year end to September 30.

[2]	Average shares method used in calculation.

[3]	Represents amounts less than $.005 per share.
[4]	Not annualized for periods less than one year.

[5]	Annualized.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2009

1. ORGANIZATION

Wasatch Funds, Inc. is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 18 series or “funds” (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Global Science & Technology Fund, Heritage Growth Fund, International Growth Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund, Wasatch-1st Source Income Equity Fund, Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”), and Wasatch-1st Source Income Fund are each diversified funds. The Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Value Fund, International Opportunities Fund, Strategic Income Fund, and Wasatch-1st Source Long/Short Fund are each non-diversified funds. Each Fund maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Science & Technology Fund, Heritage Growth Fund, Heritage Value Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, Wasatch-1st Source Income Equity Fund, and Wasatch-1st Source Long/Short Fund are referred to herein as the “Equity Funds.”

1st Source Corporation Investment Advisors, Inc. (“1st Source”) signed an asset purchase agreement with Wasatch relating to the acquisition by Wasatch of certain 1st Source mutual fund advisor business assets related to its management of the 1st Source Monogram Income Fund, the 1st Source Monogram Income Equity Fund and the 1st Source Monogram Long/Short Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Income Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Income Fund approved the acquisition of all of the assets of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund in exchange for shares of the Wasatch-1st Source Income Fund and the assumption of all liabilities of the 1st Source Monogram Income Fund by the Wasatch-1st Source Income Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Income Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Income Equity Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Income Equity Fund approved the acquisition of all of the assets of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund in exchange for shares of the Wasatch-1st Source Income Equity Fund and the assumption of all liabilities of the 1st Source Monogram Income Equity Fund by the Wasatch-1st Source Income Equity Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Income Equity Fund.

At a Special Meeting of the Shareholders of the 1st Source Monogram Long/Short Fund, a series of The Coventry Group, held on December 11, 2008, the shareholders of 1st Source Monogram Long/Short Fund approved the acquisition of all of the assets of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund in exchange for shares of the Wasatch-1st Source Long/Short Fund and the assumption of all liabilities of the 1st Source Monogram Long/Short Fund by the Wasatch-1st Source Long/Short Fund and the subsequent liquidation and dissolution of the 1st Source Monogram Long/Short Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2009.

Valuation of Securities — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a given day, then the security is valued at the most recent bid price on the primary exchange or market as provided by a pricing service. Debt securities (other than short-term instruments) are valued at current market value by a commercial pricing service, or by using the last sale or bid price. Short term securities, which mature in 60 days or less at time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked to market. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the most recent bid price on the primary exchange or market as provided by a pricing service. If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee of the Advisor (“Pricing Committee”) with oversight by the Board of Directors. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

WASATCH FUNDS — Notes to Financial Statements (continued)

Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depository Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities.

As of September 30, 2009, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	1.78%
Emerging Markets Small Cap Fund	0.23%
Global Opportunities Fund	0.12%
Global Science & Technology Fund	2.51%
Heritage Growth Fund	—
Heritage Value Fund	—
International Growth Fund	—
International Opportunities Fund	0.61%
Micro Cap Fund	1.00%
Micro Cap Value Fund	2.10%
Small Cap Growth Fund	1.03%
Small Cap Value Fund	3.16%
Strategic Income Fund	1.05%
Ultra Growth Fund	5.09%
Wasatch-1st Source Income Equity Fund	—
Wasatch-1st Source Long/Short Fund	—
U.S. Treasury Fund	—
Wasatch-1st Source Income Fund	1.61%

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses on the Statement of Operations. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

At September 30, 2009, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Core Growth Fund
South Korean Won	$27	$29

Emerging Markets Small Cap Fund
Egyptian Pound	$18	$18
Malaysian Ringgit	4,840	4,840
New Taiwan Dollar	5,267	5,372
South Korean Won	1	1

	$10,126	$10,231

Global Opportunities Fund
Euro Currency	$3,069	$3,075
Japanese Yen	1,578	1,586
South Korean Won	2	2

	$4,649	$4,663

Heritage Growth Fund
Indian Rupee	$241,140	$241,140

International Growth Fund
Australian Dollar	$7	$7
Egyptian Pound	9	9
Indian Rupee	15,741	15,697
Japanese Yen	3	3
New Taiwan Dollar	16,718	17,603
South Korean Won	16	18

	$32,494	$33,337

International Opportunities Fund
Euro Currency	$5,441	$5,451
Hong Kong Dollar	2,605	2,605
New Taiwan Dollar	3	3
South Korean Won	8	8

	$8,057	$8,067

Micro Cap Fund
South Korean Won	$11	$10

Ultra Growth Fund
Indian Rupee	$572,242	$570,636

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. Dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to credit risk if a counterparty is unable or unwilling

SEPTEMBER 30, 2009

to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Short Sales — To a limited extent, the Equity Funds, except the Wasatch-1st Source Income Equity Fund, may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options, write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Federal Income Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Expenses — The Funds contract for various services mostly on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

3. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The 1st Source Income Fund declares and pays dividends monthly. The Strategic Income, 1st Source Long/

WASATCH FUNDS — Notes to Financial Statements (continued)

Short, U.S. Treasury and 1st Source Income Equity Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments and foreign currency translations.

Accordingly, at September 30, 2009, reclassifications were recorded as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Increase (decrease) paid-in capital in excess of par	$(1,919,652)	$—	$(372)	$(705,095)	$(20,695)	$(4,730)
Increase (decrease) undistributed net investment income	5,763,569	176,595	(35,178)	738,968	14,764	2,613
Increase (decrease) undistributed net realized gain (loss)	(3,843,917)	(176,595)	35,550	(33,873)	5,931	2,117

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Increase (decrease) paid-in capital in excess of par	$(6,168,653)	$(820,507)	$(4,013,632)	$(40,333)	$(4,191,086)	$(617,672)
Increase (decrease) undistributed net investment income	6,110,931	1,366,875	3,298,944	881,784	3,620,748	1,941,261
Increase (decrease) undistributed net realized gain (loss)	57,722	(546,368)	714,688	(841,451)	570,338	(1,323,589)

	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/ Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Increase (decrease) paid-in capital in excess of par	$(56,108)	$(1,042,520)	$(2,728)	$(160,516)	$—	$(25,904)
Increase (decrease) undistributed net investment income	104,548	725,242	(420,262)	157,874	—	26,672
Increase (decrease) undistributed net realized gain (loss)	(48,440)	317,278	422,990	2,642	—	(768)

[1]	Inception date of Fund was November 17, 2008.

4. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the year or period ended September 30, 2009 are summarized below:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Purchases	$120,053,039	$33,493,857	$82,660,738	$20,684,708	$22,168,679	$7,190,857	$73,927,086
Sales	287,751,621	21,025,447	10,946,598	46,603,790	35,692,242	7,007,241	110,493,630

	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund
Purchases	$54,174,600	$104,775,175	$103,728,511	$310,791,433	$168,308,258	$12,028,344	$63,678,698
Sales	37,341,513	150,348,448	92,442,337	297,839,034	235,875,805	15,719,044	76,236,180

	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/ Short Fund	Wasatch-1st Source Income Fund
Purchases	$784,811,484	$176,221,764	$19,115,482
Sales	146,806,925	149,602,134	11,169,436

[1]	Inception date of the Fund was November 17, 2008.

SEPTEMBER 30, 2009

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $111,535,708 and $91,231,938, respectively. Purchases and sales of U.S. government securities in the Wasatch-1st Source Income Fund were $36,330,110 and $14,848,979, respectively.

5. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended September 30, 2009 was as follows:

	Options Outstanding at Beginning of Period	Written	Closed	Exercised	Expired	Options Outstanding at End of Period
Heritage Growth Fund
Premium amount	$—	$105,024	$(20,790)	$(35,404)	$(48,830)	$—
Number of contracts	—	725	(110)	(145)	(470)	—
Heritage Value
Premium amount	$—	$393,382	$(66,239)	$(199,922)	$(127,221)	$—
Number of contracts	—	2,026	(410)	(969)	(647)	—
Micro Cap Value Fund
Premium amount	$—	$1,864,290	$—	$(1,076,110)	$(788,180)	$—
Number of contracts	—	12,779	—	(7,643)	(5,136)	—
Small Cap Value Fund
Premium amount	$—	$908,649	$—	$(629,536)	$(279,113)	$—
Number of contracts	—	6,596	—	(4,529)	(2,067)	—
Strategic Income Fund
Premium amount	$—	$209,594	$(29,467)	$(101,798)	$(57,452)	$20,877
Number of contracts	—	3,096	(557)	(1,161)	(1,105)	273
Wasatch-1st Source Long/Short Fund
Premium amount	$—	$3,319,545	$(434,447)	$(1,066,337)	$(214,369)	$1,604,392
Number of contracts	—	11,462	(1,572)	(2,878)	(1,750)	5,262

6. FEDERAL INCOME TAX INFORMATION

As of September 30, 2009, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Cost	$384,217,821	$42,318,213	$91,459,987	$54,678,880	$68,448,158	$3,203,433

Gross appreciation	$79,829,287	$10,217,011	$26,791,718	$10,345,467	$10,041,336	$355,828
Gross (depreciation)	(52,074,616)	(2,306,367)	(547,070)	(4,531,544)	(3,322,479)	(12,744)

Net appreciation (depreciation)	$27,754,671	$7,910,644	$26,244,648	$5,813,923	$6,718,857	$343,084

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$143,251,056	$74,430,794	$283,618,787	$97,956,904	$690,838,657	$213,751,658

Gross appreciation	$40,707,767	$24,242,018	$47,474,271	$20,157,785	$174,045,869	$37,624,473
Gross (depreciation)	(12,870,711)	(4,214,334)	(56,990,084)	(3,764,930)	(47,434,007)	(32,555,641)

Net appreciation (depreciation)	$27,837,056	$20,027,684	$(9,515,813)	$16,392,855	$126,611,862	$5,068,832

	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Cost	$17,984,430	$99,364,727	$1,295,079,180	$134,648,365	$144,338,574	$110,405,080

Gross appreciation	$1,554,025	$31,348,235	$142,154,343	$16,935,847	$11,700,658	$3,829,851
Gross (depreciation)	(2,226,699)	(9,185,239)	(41,331,593)	(736,863)	(2,356,406)	(655,684)

Net appreciation	$(672,674)	$22,162,996	$100,822,750	$16,198,984	$9,344,252	$3,174,167

[1]	Inception date of the Fund was November 17, 2008.

WASATCH FUNDS — Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains are primarily attributable to wash sales and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2009 were as follows:

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Undistributed ordinary income	$—	$379,063	$3,456,354	$—	$499,398	$30,339
Undistributed capital gains	—	—	—	—	—

Accumulated earnings	—	379,063	3,456,354	—	499,398	30,339
Accumulated capital and other losses	(123,917,211)	(23,409,174)	—	(38,293,287)	(10,370,229)	(1,346,351)
Other undistributed ordinary losses	—	—	(12,143)	—	—	(3,545)
Net unrealized appreciation*	27,754,727	7,515,637	26,160,631	5,814,852	6,712,066	343,095

Total accumulated earnings (deficit)	$(96,162,484)	$(15,514,474)	$29,604,842	$(32,478,435)	$(3,158,765)	$(976,462)

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$—	$—	$569,665	$—	$—
Undistributed capital gains	—	—	—	—	—	—

Accumulated earnings	—	—	—	569,665	—	—
Accumulated capital and other losses	(79,143,833)	(15,096,992)	(85,872,772)	(31,141,696)	(64,814,461)	(152,421,857)
Other undistributed ordinary losses	—	(23,714)	—	—	—	—
Net unrealized appreciation*	27,621,803	19,957,778	(9,515,325)	16,392,287	126,573,573	5,068,834

Total accumulated earnings (deficit)	$(51,522,030)	$4,837,072	$(95,388,097)	$(14,179,744)	$61,759,112	$(147,353,023)

	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/ Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Undistributed ordinary income	$65,128	$—	$509,535	$—	$498,119	$—
Undistributed capital gains	—	—	—	—	4,184,411	—

Accumulated earnings	65,128	—	509,535	—	4,591,071	—
Accumulated capital and other losses	(9,468,279)	(51,320,913)	(98,275,928)	(16,298,215)	—	(3,776,285)
Other undistributed ordinary losses	(15,230)	—	(385,917)	—	(91,459)	(13,055)
Net unrealized appreciation*	(292,049)	22,163,107	100,823,061	14,437,982	9,344,252	3,174,167

Total accumulated earnings (deficit)	$(9,710,430)	$(29,157,806)	$2,670,751	$(1,860,233)	$13,935,323	$(615,173)

[1]	Inception date of the Fund was November 17, 2008.
*	On investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Capital Loss carryforwards expire September 30:

Fund	2012	2013	2014	2015	2016	2017
Core Growth Fund	$—	$—	$—	$—	$—	$23,065,472
Emerging Markets Small Cap Fund	—	—	—	—	—	8,013,713
Global Science & Technology Fund						13,246,252
Heritage Growth Fund						1,497,283
Heritage Value Fund						1,178,729
International Growth Fund						37,186,858
International Opportunities Fund						6,306,993
Micro Cap Fund						36,417,364
Micro Cap Value Fund						17,636,668
Small Cap Growth Fund						18,434,963
Small Cap Value Fund						69,050,636
Strategic Income Fund						1,777,526
Ultra Growth Fund						18,431,927
Wasatch-1st Source Income Equity Fund	—	456,570	—	—	1,007,552	—
Wasatch-1st Source Long/Short Fund	—	—	1,392,157	4,660,126	—	—
Wasatch-1st Source Income Fund	269,703	958,942	1,382,991	—	561,725	—

SEPTEMBER 30, 2009

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended September 30, 2009, the following Funds deferred to October 1, 2009 post October capital losses and post October currency losses of:

Fund	Capital Losses
Core Growth Fund	$100,851,739
Emerging Markets Small Cap Fund	15,395,461
Global Science & Technology Fund	25,047,035
Heritage Growth Fund	8,872,946
Heritage Value Fund	167,622
International Growth Fund	41,956,975
International Opportunities Fund	8,789,999
Micro Cap Fund	49,455,408
Micro Cap Value Fund	13,505,028
Small Cap Growth Fund	46,379,498
Small Cap Value Fund	83,371,221
Strategic Income Fund	7,690,753
Ultra Growth Fund	32,888,986
Wasatch-1st Source Income Equity Fund	96,811,806
Wasatch-1st Source Long/Short Fund	10,245,932
Wasatch-1st Source Income Fund	602,924

During the tax year ended September 30, 2009, the funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Wasatch-1st Source Income Equity Fund	$311,230
U.S. Treasury	4,601,615
Wasatch-1st Source Income Fund	13,344

The tax character of distributions paid during the year or period ended September 30, 2009 was as follows:

2009	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Ordinary income	$5,739,872	$29,720	$—	$—	$167,143	$47,255
Capital gain	—	—	—	—	220,964	—

Total	$5,739,872	$29,720	$—	$—	$388,107	$47,255

2009	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Ordinary income	$466,090	$168,034	$777,904	$—	$—	$—
Capital gain	—	—	—	—	1,539,215	—

Total	$466,090	$168,034	$777,904	$—	$1,539,215	$—

2009	Strategic Income Fund	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/ Short Fund	U.S. Treasury Fund	Wasatch-1st Source Income Fund
Ordinary income	$784,968	$—	$19,218,020	$2,025,005	$5,022,309	$3,433,282
Capital gain	—	—	—	110,509	—	—

Total	$784,968	$—	$19,218,020	$2,135,514	$5,022,309	$3,433,282

[1]	Inception date of the Fund was November 17, 2008.

WASATCH FUNDS — Notes to Financial Statements (continued)

The tax character of distributions paid during the year or period ended September 30, 2008 was as follows:

2008	Core Growth Fund	Emerging Markets Small Cap Fund[1]	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund	International Growth Fund
Ordinary income	$9,254,596	$99,236	$6,265,922	$—	$55,924	$20,995,608
Capital gain	196,051,701	—	11,168,273	14,407,067	—	47,903,587

Total	$205,306,297	$99,236	$17,434,195	$14,407,067	$55,924	$68,899,195

2008	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary income	$3,840,037	$4,999,978	$3,944,821	$—	$35,199,888	$2,956,671
Capital gain	6,278,872	93,390,001	12,484,239	120,648,854	107,894,653	317,486

Total	$10,118,909	$98,389,979	$16,429,060	$120,648,854	$143,094,541	$3,274,157

2008	Ultra Growth Fund	Wasatch-1st Source Income Equity Fund[2]	Wasatch-1st Source Long/ Short Fund[2]	U.S. Treasury Fund	Wasatch-1st Source Income Fund[2]
Ordinary income	$4,736,134	$6,063,576	$419,058	$4,603,049	$1,804,021
Capital gain	27,565,914	—	—	—	—
Tax return of capital	—	112,239	59,547	—	—

Total	$32,302,048	$6,175,815	$478,605	$4,603,049	$1,804,021

[1]	Inception date of the Fund was October 1, 2007.
[2]	Six month period. Effective September 19, 2008 the Fund changed its fiscal year end to September 30.

March 31, 2008	Wasatch-1st Source Income Equity Fund	Wasatch-1st Source Long/ Short Fund	Wasatch-1st Source Income Fund
Ordinary income	$5,043,122	$3,276,239	$3,486,230
Capital gain	13,662,031	613,791	—
Tax return of capital	24,424	—	—

Total	$18,729,577	$3,890,030	$3,486,230

[1]	Inception date of the Fund was August 30, 2007.

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

SUPPLEMENTAL TAX INFORMATION (UNAUDITED):

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction.

Amount
Heritage Growth Fund	$220,964
Small Cap Growth Fund	1,539,215
Wasatch-1st Source Long/Short Fund	110,509

For the fiscal year ended September 30, 2009, certain dividends paid by each Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2009, complete information will be reported on shareholders’ 2009 Form 1099-DIV.

The amount designated as qualified dividend income for the year of period ended September 30, 2009 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2009, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Percentage
Core Growth Fund	94%
Heritage Growth Fund	100%
Heritage Value Fund	12%
Strategic Income Fund	37%
Wasatch-1st Source Long/Short Fund	100%

SEPTEMBER 30, 2009

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees — As the Fund’s investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse a Fund should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2010. Investment advisory fees and fees waived, if any, for the year or period ended September 30, 2009 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Global Science & Technology Fund	Heritage Growth Fund	Heritage Value Fund
Advisory Fee	1.00%	1.75%	1.95%	1.50%	0.70%	0.70%
Expense Limitation	1.50%	2.10%	2.25%	1.95%	0.95%	0.95%

	International Growth Fund	International Opportunities Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Advisory Fee	1.50%	1.95%	1.95%	1.95%	1.00%	1.50%
Expense Limitation	1.95%	2.25%	2.25%	2.25%	1.50%	1.95%

	Strategic Income Fund	Ultra Growth Fund	Wasatch- 1st Source Income Equity Fund	Wasatch- 1st Source Long/Short Fund	U.S. Treasury Fund	Wasatch- 1st Source Income Fund
Advisory Fee	0.70%	1.25%	0.90%	1.10%	0.50%	0.55%
Expense Limitation	0.95%	1.75%	1.10%	—	0.75%	—

Distribution Fees, Waivers — The Wasatch Funds have not adopted a distribution plan with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act.

However, The Coventry Group adopted a Distribution and Shareholder Service Plan (the “Plan”) with respect to the 1st Source Monogram Income Fund, the 1st Source Monogram Income Equity Fund and the 1st Source Monogram Long/Short Fund pursuant to Rule 12b-1 under the 1940 Act under which each Fund was authorized to pay Foreside Distribution Services, L.P., (“Foreside”), the Funds’ distributor, in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of the shares of a Fund (the “12b-1 Fee”). Payments of the 12b-1 Fee to Foreside were used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to a Fund’s Shares, (ii) for promotional activities intended to result in the sale of Shares and distribution of prospectuses to other than current shareholders, and (iii) to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Shares. Participating Organizations include banks, broker-dealers, Foreside and other institutions. Payments to such Participating Organizations may be made pursuant to agreements entered into with Foreside.

For the six months ended September 30, 2008 and the fiscal year ended March 31, 2008, the Funds voluntarily waived distribution fees to limit total fund operating expenses.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year or period ended September 30, 2009, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
Global Opportunities Fund	65,925	—
International Growth Fund	—	465,848
International Opportunities Fund	135,859	—
Micro Cap Fund	—	715,386
Micro Cap Value Fund	—	9,506
Small Cap Growth Fund	692,034	276,726
Small Cap Value Fund	66,850	—
Strategic Income Fund	40,950	—
Ultra Growth Fund	465,848	—

Affiliated Interests — An officer of the Funds owns approximately 38% of the shares outstanding of the Strategic Income Fund as of September 30, 2009. An affiliated person of the Funds owns approximately 15% of the shares outstanding of the Heritage Value Fund as of September 30, 2009.

WASATCH FUNDS — Notes to Financial Statements (continued)

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the period ended September 30, 2009 with “affiliated companies” as so defined:

	Share Activity					Dividends Credited to Income for the Fiscal Year ended 9/30/09	Loss Realized on Sale of Shares for the Fiscal Year ended 9/30/09
	Balance 9/30/08	Purchases/ Additions	Sales/ Reductions	Balance 9/30/09
Micro Cap Fund
inTEST Corp.	565,045	—	565,045	—	*	$—	$(2,831,317)
Tamalpais Bancorp	254,618	—	100,255	154,363	*	30,371	(1,227,621)

						$30,371	$(4,058,938)

Small Cap Value Fund
MicroFinancial, Inc.	742,623	—	742,623	—	*	$35,851	$(6,809,925)

*No	longer affiliated as of September 30, 2009.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Directors and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2009, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Core Growth Fund

Solar Capital, LLC	Common Stock	3/7/07	$13,200,900	$7,304,498	1.78%

Global Opportunities Fund

Cardica, Inc.	PIPE	9/25/09	$95,200	$106,304	0.09%
Cardica, Inc.	Warrants	9/25/09	5,000	5,000	—

			$100,200	$111,304	0.09%

Global Science & Technology Fund

BlueArc Corp.	Warrants	5/30/08	$—	$—	—
BlueArc Corp., Series DD	Preferred Stock	6/6/06	324,998	324,998	0.55%
BlueArc Corp., Series FF	Preferred Stock	5/30/08	628,067	628,067	1.05%
Cardica, Inc.	PIPE	9/25/09	170,170	190,018	0.32%
Cardica, Inc.	Warrants	9/25/09	8,937	8,937	0.02%
Incipient, Inc., Series D	Preferred Stock	2/7/06	139,219	—	—
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 9/11/09	399,387	339,596	0.57%
Xtera	Common Stock	9/3/03	7,076	2,154	—

			$1,677,854	$1,493,770	2.51%

Micro Cap Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$758,197	$676,495	0.25%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	36,766	36,766	0.01%
Cardica, Inc.	PIPE	9/25/09	767,550	857,076	0.31%
Cardica, Inc.	Warrants	9/25/09	40,312	40,312	0.01%
Cardica, Inc.	Warrants	6/7/07	19,380	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	1,111,880	0.41%
Ithaca Energy, Inc.	Common Stock	6/5/06	1,965,844	732,168	0.27%
Washington Trust Bancorp	PIPE	10/2/2008	2,328,800	2,040,029	0.75%

			$7,456,849	$5,494,726	2.01%

SEPTEMBER 30, 2009

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Micro Cap Value Fund

Cardica, Inc.	PIPE	9/25/09	$262,990	$293,665	0.25%
Cardica, Inc.	Warrants	9/25/09	13,813	13,813	0.01%
Cardica, Inc.	Warrants	6/7/07	9,302	—	—
Familymeds Group, Inc.	Warrants	12/1/04	—	—	—
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	302,518	0.26%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	246,113	0.21%
NeurogesX, Inc.	PIPE	12/28/07	525,300	680,000	0.59%
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	—

			$1,734,209	$1,536,109	1.32%

Small Cap Growth Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$949,810	$847,460	0.10%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	46,058	46,058	0.01%
Fluidigm Corp. Bridge Financing, 12.00%, 12/31/09	Convertible Note	8/18/09	113,374	113,374	0.01%
Fluidigm Corp., Series E	Preferred Stock	12/22/06	2,499,994	1,932,138	0.24%
Fluidigm Corp.	Warrants	8/18/09	11	11	—
Incipient, Inc., Series D	Preferred Stock	2/7/06	1,860,778	—	—
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 9/11/09	3,993,853	3,395,960	0.42%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 9/14/09	945,000	809,385	0.10%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	1,105,085	0.14%
Orexigen Therapeutics, Inc., Series C	PIPE	11/21/2006	1,000,001	1,440,060	0.18%
Orqis Medical Corp., Series D	Preferred Stock	2/28/07	1,200,000	—	—
TargetRX, Inc., Series D	Preferred Stock	4/8/05	769,098	3,628	—
Valera Pharmaceuticals, Inc. Ureteral Stent CSR	Rights	2/1/06 - 2/2/06	162,615	—	—
Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR	Rights	2/1/06 - 2/2/06	243,922	—	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,500,000	194,427	0.02%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—

			$17,284,514	$9,887,586	1.22%

Small Cap Value Fund

Solar Capital, LLC	Common Stock	3/7/07	$7,079,100	$3,917,102	1.80%
Star Asia Financial Ltd.	Common Stock	2/22/07	6,000,000	54,000	0.02%
Washington Trust Bancorp	PIPE	10/2/08	3,573,060	3,130,000	1.43%

			$16,652,160	$7,101,102	3.25%

Strategic Income Fund

Redcorp Ventures Ltd.	PIPE	7/5/07	$—	$—	—
Redcorp Ventures Ltd.	Warrants	12/18/08	—	—	—
Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bond	7/5/07	241,978	23,906	0.13%
Redcorp Ventures Ltd. — NSR Interest	Royalty Interest	12/18/08	—	—	—
Solar Capital, LLC	Common Stock	3/7/07	294,000	162,680	0.92%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 4/28/08	619,710	15,551	0.09%

			$1,155,688	$202,137	1.14%

Ultra Growth Fund

Alexza Pharmaceuticals, Inc.	PIPE	9/29/09	$175,784	$156,842	0.13%
Alexza Pharmaceuticals, Inc.	Warrants	9/29/09	8,524	8,524	0.01%
Cardica, Inc.	PIPE	9/25/09	392,700	438,504	0.36%
Cardica, Inc.	Warrants	9/25/09	20,625	20,625	0.02%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	817,574	0.67%
Montagu Newhall Global Partners II-B, L.P.	LP Interest	10/10/03 - 9/11/09	3,594,467	3,056,369	2.52%
Montagu Newhall Global Partners III-B, L.P.	LP Interest	3/16/06 - 9/14/09	945,000	809,385	0.67%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	276,272	0.23%
Ophthonix, Inc.	Common Stock	9/23/05	500,000	504	—
TargetRX, Inc., Series D	Preferred Stock	4/8/05	230,904	1,089	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	429,267	0.35%
Transoma Medical, Inc.	Common Stock	5/12/09	2,531	2,531	—
Xtera	Common Stock	9/3/03	99,065	30,158	0.02%
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,000,000	129,618	0.11%
Zonare Medical Systems, Inc.	Warrants	6/30/04	—	—	—

			$8,944,602	$6,177,262	5.09%

WASATCH FUNDS — Notes to Financial Statements (continued)

10. PURCHASE COMMITMENTS

In September 2003, the Global Science & Technology, Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2009 were $95,000, $950,000 and $855,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Montagu Newhall Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2009 were $555,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments.

11. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, and (b) the overnight LIBOR rate as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charged directly to the fund based upon actual amounts borrowed by the fund.

The following Funds had borrowings:

Fund	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at September 30, 2009
Core Growth	$5,797,824	17	$2,981	1.09%	$—
Emerging Markets Small Cap	476,594	32	379	0.89%	—
Global Science & Technology	2,368,333	6	365	0.92%	—
Heritage Growth	308,318	22	150	0.80%	—
International Growth	1,365,543	70	2,477	0.93%	—
Small Cap Growth	2,358,000	30	1,454	0.74%	—
Small Cap Value	727,923	13	327	1.24%	—
Ultra Growth	714,609	23	493	1.08%	—

12. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

Foreign Currency Risk — If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Concentration Risk — Emerging Markets Small Cap Fund, Global Opportunities Fund, Global Science & Technology Fund, International Growth Fund and International Opportunities Fund each invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the International Opportunities Fund is owned by a group of shareholders advised by a common investment adviser. If this group of shareholders simultaneously redeems on the advice of their investment adviser, Fund expenses may increase and performance may be materially affected.

SEPTEMBER 30, 2009

13. FAIR VALUE MEASUREMENTS

The various inputs used in determining the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2009
Core Growth Fund
Common Stocks	Asset Management & Custody Banks	$14,290,037	$—	$7,304,498	$21,594,535
	Other	364,284,616	—	—	364,284,616
Preferred Stocks		5,170,341	—	—	5,170,341
Short-Term Investments		—	20,923,000	—	20,923,000

		$383,744,994	$20,923,000	$7,304,498	$411,972,492

Emerging Markets Small Cap Fund
Common Stocks	Restaurants	$921,797	$—	$114,864	$1,036,661
	Other	45,874,533	—	—	45,874,533
Preferred Stocks		2,251,663	—	—	2,251,663
Short-Term Investments		—	1,066,000	—	1,066,000
Other Financial Instruments		(995)	—	—	(995)

		$49,046,998	$1,066,000	$114,864	$50,227,862

Global Opportunities Fund
Common Stocks	Auto Parts & Equipment	$—	$—	$29,082	$29,082
	Health Care Equipment	6,979,270	—	106,304	7,085,574
	Personal Products	331,898	—	5,014	336,912
	Other	93,527,501	—	—	93,527,501
Preferred Stocks		771,566	—	—	771,566
Warrants		—	5,000	—	5,000
Short-Term Investments		—	15,949,000	—	15,949,000
Other Financial Instruments		192	—	—	192

		$101,610,427	$15,954,000	$140,400	$117,704,827

Global Science & Technology Fund
Common Stocks	Health Care Equipment	$4,199,308	$—	$190,018	$4,389,326
	Internet Software & Services	2,055,437	—	2,154	2,057,591
	Other	44,239,255	—	—	44,239,255
Preferred Stocks		—	—	953,065	953,065
Exchange Traded Funds		572,033	—	—	572,033
Limited Partnership Interest		—	—	339,596	339,596
Warrants		—	8,937	—	8,937
Short-Term Investments		—	7,933,000	—	7,933,000
Other Financial Instruments		(5)		—	(5)

		$51,066,028	$7,941,937	$1,484,833	$60,492,798

Heritage Growth Fund
Common Stocks		$73,712,015	$—	$—	$73,712,015
Short-Term Investments		—	1,455,000	—	1,455,000
Other Financial Instruments		4,315	—	—	4,315

		$73,716,330	$1,455,000	$—	$75,171,330

Heritage Value Fund
Common Stocks		$3,084,017	$—	$—	$3,084,017
Preferred Stocks		102,500	—	—	102,500
Short-Term Investments		—	360,000	—	360,000

		$3,186,517	$360,000	$—	$3,546,517

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2009
International Growth Fund
Common Stocks		$163,970,184	$—	$—	$163,970,184
Preferred Stocks		3,571,928	—	—	3,571,928
Short-Term Investments		—	3,546,000	—	3,546,000
Other Financial Instruments		(11,190)	—	—	(11,190)

		$167,530,922	$3,546,000	$—	$171,076,922

International Opportunities Fund
Common Stocks	Auto Parts & Equipment	$—	$—	$58,871	$58,871
	Education Services	847,552	—	7,387	854,939
	Internet Software & Services	676,206	209,130	—	885,336
	Personal Products	513,432	—	8,523	521,955
	Restaurants	1,510,826	—	288,623	1,799,449
	Other	73,597,073	—	—	73,597,073
Preferred Stocks		1,237,352	—	—	1,237,352
Exchange Traded Funds		3,230,503	—	—	3,230,503
Short-Term Investments		—	12,273,000	—	12,273,000
Other Financial Instruments		976	—	—	976

		$81,613,920	$12,482,130	$363,404	$94,459,454

Micro Cap Fund
Common Stocks	Health Care Equipment	$13,630,673	$—	$857,076	$14,487,749
	Pharmaceuticals	—	—	676,495	676,495
	Specialized Finance	3,342,771	—	1,111,880	4,454,651
	Other	236,870,884	—	—	236,870,884
Preferred Stocks		3,108,117	—	—	3,108,117
Warrants		—	77,078	—	77,078
Short-Term Investments		—	14,428,000	—	14,428,000

		$256,952,445	$14,505,078	$2,645,451	$274,102,974

Micro Cap Value Fund
Common Stocks	Diversified Banks	$—	$—	$246,113	$246,113
	Health Care Equipment	5,817,746	—	293,665	6,111,411
	Specialized Finance	1,791,201	—	302,518	2,093,719
	Steel	1,240,980	—	1,561,340	2,802,320
	Other	89,154,383	—	—	89,154,383
Warrants		—	13,813	—	13,813
Short-Term Investments		—	13,928,000	—	13,928,000
Other Financial Instruments		92	—	—	92

		$98,004,402	$13,941,813	$2,403,636	$114,349,851

Small Cap Growth
Common Stocks	Health Care Equipment	$16,524,276	$—	$194,427	$16,718,703
	Pharmaceuticals	6,131,045	—	847,460	6,978,505
	Other	704,812,672	—	—	704,812,672
Preferred Stocks		—	—	3,040,851	3,040,851
Limited Partnership Interest		—	—	4,205,345	4,205,345
Convertible Note		—	—	113,374	113,374
Warrants		—	46,058	11	46,069
Rights		—	—	—	—
Short-Term Investments		—	81,535,000	—	81,535,000

		$727,467,993	$81,581,058	$8,401,468	$817,450,519

Small Cap Value Fund
Common Stocks	Asset Management & Custody Banks	$5,759,448	$—	$3,917,102	$9,676,550
	Diversified REITs	—	54,000	—	54,000
	Steel	2,275,926	—	2,977,249	5,253,175
	Other	194,690,765	—	—	194,690,765
Short-Term Investments		—	9,146,000	—	9,146,000

		$202,726,139	$9,200,000	$6,894,351	$218,820,490

SEPTEMBER 30, 2009

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2009
Strategic Income Fund
Common Stocks	Asset Management & Custody Banks	$1,615,947	$—	$162,680	$1,778,627
	Diversified REITs	169,260	15,551	—	184,811
	Other	10,997,185		—	10,997,185
Exchange Traded Funds		395,524	—	—	395,524
Limited Partnership Interest		340,202	—	—	340,202
Royalty Interest		—	—	—	—
Corporate Bonds		—	390,406	—	390,406
Warrants		—	—	—	—
Put Options Purchased		76,000	—	—	76,000
Short-Term Investments		—	3,149,000	—	3,149,000
Call Options Written		(12,345)	—	—	(12,345)
Securities Sold Short		(87,929)	—	—	(87,929)
Other Financial Instruments		406	—	—	406

		$13,494,250	$3,554,957	$162,680	$17,211,887

Ultra Growth Fund
Common Stocks	Health Care Equipment	$4,409,296	$—	$568,122	$4,977,418
	Health Care Technology	1,824,908		2,531	1,827,439
	Internet Software & Services	2,380,632		30,158	2,410,790
	Personal Products	1,258,689	—	504	1,259,193
	Pharmaceuticals	129,514	—	156,842	286,356
	Other	102,602,422	—	—	102,602,422
Preferred Stocks		—	—	1,524,202	1,524,202
Limited Partnership Interest		—	—	3,865,754	3,865,754
Warrants		—	29,149	—	29,149
Short-Term Investments		—	2,745,000	—	2,745,000

		$112,605,461	$2,774,149	$6,148,113	$121,527,723

Wasatch-1st Source Income Equity Fund
Common Stocks		$1,315,207,930	$—	$—	$1,315,207,930
Short-Term Investments		—	80,694,000	—	80,694,000

		$1,315,207,930	$80,694,000	$—	$1,395,901,930

Wasatch-1st Source Long/Short Fund
Common Stocks		$110,670,763	$—	$—	$110,670,763
Preferred Stocks		6,477,086	—	—	6,477,086
Limited Partnership Interest		2,314,500	—	—	2,314,500
Short-Term Investments		—	31,385,000	—	31,385,000
Call Options Written		(1,542,120)	—	—	(1,542,120)
Securities Sold Short		(22,336,323)	—	—	(22,336,323)

		$95,583,906	$31,385,000	$—	$126,968,906

U.S. Treasury Fund
U.S. Government Obligations		$41,829,570	$110,974,256	$—	$152,803,826
Short-Term Investments		—	879,000	—	879,000

		$41,829,570	$111,853,256	$—	$153,682,826

Wasatch-1st Source Income Fund
Asset Backed Securities		$—	$3,669,552	$—	$3,669,552
Collateralized Mortgage Obligations		—	32,900,861	—	32,900,861
Corporate Bonds		—	29,863,117	—	29,863,117
Municipal Bonds		—	1,219,557	1,578,555	2,798,112
Mutual Funds		694,076	—	—	694,076
Exchange Traded Funds		1,493,520	—	—	1,493,520
U.S. Government Agency Securities		—	23,339,587	—	23,339,587
U.S. Treasury Notes		—	9,737,031	—	9,737,031
U.S. Treasury Inflation Protected Securities		—	4,983,744	—	4,983,744
Preferred Stocks		659,647	—	—	659,647
Short-Term Investments		—	3,440,000	—	3,440,000

		$2,847,243	$109,153,449	$1,578,555	$113,579,247

WASATCH FUNDS — Notes to Financial Statements (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the period ending September 30, 2009:

Fund		Market Value Beginning Balance 10/01/2008	Purchases at Cost/ Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Transfers in and/or out at Market Value	Market Value Ending Balance 9/30/2009
Core Growth Fund	Investments in Securities	$12,031,546	$—	$(12,181,174)	$7,454,126	$—	$7,304,498

Emerging Markets Small Cap Fund	Investments in Securities	—	—	—	(78,304)	193,168	114,864

Global Opportunities	Investments in Securities	—	95,200	—	(45,329)	90,529	140,400

Global Science & Technology Fund	Investments in Securities	1,380,784	205,170	(21,508)	(79,613)	—	1,484,833

International Opportunities Fund	Investments in Securities	2,428	—	(815,284)	511,048	665,213	363,405

Micro Cap Fund	Investments in Securities	1,235,453	1,525,747	(4,883,105)	4,767,356	—	2,645,451

Micro Cap Value Fund	Investments in Securities	835,454	262,990	(1,040,181)	813,459	1,531,914	2,403,636

Small Cap Growth Fund	Investments in Securities	11,678,921	947,988	(213,003)	(4,012,438)	—	8,401,468

Small Cap Value Fund	Investments in Securities	6,450,945	—	(3,328,550)	850,819	2,921,137	6,894,351

Strategic Income Fund	Investments in Securities	267,540	—	—	(104,860)	—	162,680

Ultra Growth Fund	Investments in Securities	9,122,653	420,813	73,773	(3,469,126)	—	6,148,113

Wasatch-1st Source Income Fund	Investments in Securities	1,617,000	—	—	(38,445)	—	1,578,555

14. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH GLOBAL SCIENCE & TECHNOLOGY FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivatives Recognized in Income
Net realized gain/(loss) on investments and foreign currency translations	$—	$—	$—	$(539,388)	$(244,703)	$(784,091)

WASATCH HERITAGE GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$53,904	$—	$53,904

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$(6,570)	$—	$(6,570)

SEPTEMBER 30, 2009

WASATCH HERITAGE VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$93,828	$—	$93,828

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$(712)	$—	$(712)

WASATCH MICRO CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$611,238	$—	$611,238

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$(18,796)	$—	$(18,796)

WASATCH SMALL CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$482,491	$—	$482,491

WASATCH STRATEGIC INCOME FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Assets Derivatives
Investments, at market value	$—	$—	$—	$—	$76,000	$76,000

Liabilities Derivatives
Call options written at value	$—	$—	$—	$12,345	$—	$12,345

WASATCH FUNDS — Notes to Financial Statements (continued)	SEPTEMBER 30, 2009

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivatives Recognized in Income
Net realized gain/(loss) on investments and foreign currency translations	$—	$—	$—	$—	$(203,944)	$(203,944)
Net realized gain on options written	—	—	—	43,721	—	43,721

	$—	$—	$—	$43,721	$(203,944)	$(160,223)

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$8,532	$(146,200)	$(137,668)

WASATCH-1ST SOURCE LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$1,542,120	$—	$1,542,120

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain/(Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$1,315,878	$—	$1,315,878

Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	$—	$—	$—	$62,272	$—	$62,272

*	See Note 2 — Significant Accounting Policies for additional information.

The derivative instruments outstanding as of September 30, 2009 as disclosed in the Notes to the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

15. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds’ financial statements through November 25, 2009, the date the financial statements were available to be issued. Management believes that there are no additional material events that would require disclosure in the Funds’ financial statements through this date.

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm

To the Board of Directors

and Shareholders of

Wasatch Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Wasatch Funds, Inc. (hereafter referred to as the “Funds”) at September 30, 2009, for the Wasatch-1st Source Income Equity Fund, Wasatch-1st Source Income Fund, and Wasatch-1st Source Long/Short Fund the results of each of their operations, changes in net assets and financial highlights for the year then ended, and for the remaining funds constituting the Funds the results of each of their operations for the period then ended, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Wasatch-1st Source Income Equity Fund, Wasatch-1st Source Income Fund, and Wasatch-1st Source Long/Short Fund as of September 30, 2008, and the changes in each of their net assets and financial highlights for the six months then ended were audited by other auditors whose report dated November 26, 2008 expressed an unqualified opinion on those statements. The financial statements of the Wasatch-1st Source Income Equity Fund, Wasatch-1st Source Income Fund, and Wasatch-1st Source Long/Short Fund as of March 31, 2008, and the changes in each of their net assets for the year then ended and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated May 22, 2008 expressed an unqualified opinion.

PricewaterhouseCoopers LLP

Kansas City, MO

November 25, 2009

WASATCH FUNDS — Supplemental Information	SEPTEMBER 30, 2009 (UNAUDITED)

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Directors. The Board consists of four directors who are elected and serve until their successors are elected and qualified.

The directors and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Independent Directors

James U. Jensen, J.D., MBA c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 65	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 to 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18

Private companies and foundations.

Director of Cognigen Networks, Inc. (Internet and relationship enabled marketing company) since December 2007.

Director of Bayhill Capital Corp. (telephone communications) since December 2007.

William R. Swinyard, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 69	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University since 1978.	18	None

D. James Croft, Ph.D. c/o Wasatch Funds 150 Social Hall Ave. 4th Floor Salt Lake City, Utah 84111 Age 67	Director	Indefinite Served as Director since 2005	Consultant since 2004 and Founder & Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	18	None

Interested Director

Samuel S. Stewart, Jr., Ph.D. CFA[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 67	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor since 2004; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

[1]	A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

[2]

Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

WASATCH FUNDS — Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 41	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 45	Vice President and Treasurer	Indefinite Served as Vice President since February 2008 and Treasurer from November 2008 to May 2009	Vice President for Wasatch Funds since February 2008; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Cindy B. Firestone, CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 51	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009, Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor since December 2002.

Additional information about the Funds’ directors is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

SEPTEMBER 30, 2009 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ web site at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ web site at www.wasatchfunds.com and the SEC’s web site at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s web site at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

DISCLOSURE FOR BOARD APPROVAL OF ADVISORY AND SERVICE CONTRACT FOR THE HERITAGE VALUE FUND

At a meeting held on May 13, 2009 (the “May Meeting”), the Board of Directors of Wasatch Funds, Inc. (the “Company”), including the Independent Directors, unanimously approved the Advisory and Service Contract (the “Advisory Contract”) between the Company on behalf of the Heritage Value Fund and Wasatch Advisors. To assist the Board in its evaluation of the Advisory Contract, the Independent Directors received materials and other information, in adequate time in advance of the May Meeting, which outlined, among other things:

•	the terms and conditions of the Advisory Contract, including the nature, extent and quality of services provided by the Advisor;
•	the organization and business operations of the Advisor, including the experience of persons manage the Fund;
•

the profitability of the Advisor from serving as adviser to the Fund (plus profitability analysis for advisers to unaffiliated investment companies generally and the expenses of the Advisor in providing the services);

•

the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor’s fee schedule for other clients;

•	the expenses of the Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•	the Fund’s past performance plus such Fund’s performance compared to funds of similar investment objectives compiled by an independent third party and with recognized benchmarks; and
•

from Independent Counsel, a legal memorandum outlining, among other things, the duties of the Independent Directors under the 1940 Act, as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

In addition to the materials, as noted, the Independent Directors met in executive session with Independent Counsel to discuss, among other things, the Advisory Contract, the materials provided, and the Board’s duties in reviewing and approving advisory contracts. The Independent Directors, in consultation with Independent Counsel, also reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. The information provided for the meeting supplements the information the Board received throughout the year regarding the Fund’s performance, expense ratios, portfolio composition, trade execution and sales activity. In this regard, the Independent Directors considered and recognized the extraordinary and challenging market conditions during the prior year and therefore focused their attention on the Fund’s performance throughout the year, including the Board’s deliberations at a special meeting held on October 17, 2008 (the “October Meeting”). In response to a request from the Board, for the October Meeting, each portfolio manager of the Wasatch Funds, including the portfolio manager of the Heritage Value Fund, provided written reviews of their respective Fund’s performance and proposed modifications deemed necessary or appropriate to the manner in which the Fund is managed. At the October Meeting, the Board met with management to discuss, among other things, the Advisor’s investment process and philosophy, investment strategies, and the portfolio managers’ evaluations of their respective Fund’s performance. The Independent Directors also met in Executive session with Independent Legal Counsel to discuss, among other things, each Fund’s performance, the portfolio managers’ reviews and recommendations, if any, and the current market environment.

As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the investment performance of the Fund as available (as described in further detail in Section (B) below); (c) the profits to be realized by the Advisor from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s services, the Independent Directors reviewed

WASATCH FUNDS — Supplemental Information (continued)

information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor provides to the Fund; the performance record of the Fund; and information describing the Advisor’s organization and business. In connection with their service as Independent Directors of the Company, the Independent Directors also periodically have met with the Advisor’s personnel and have evaluated their professional experience, qualifications and credentials as well as their investment approach and research process. Given the Independent Directors’ experience with the Fund and Advisor, the Independent Directors were familiar with and have a good understanding of the organization, operations, investment philosophy and personnel of the Advisor.

In connection with their review of the advisory services being provided, the Independent Directors considered the investment philosophy and investment mandates of the Fund and whether the Advisor has performed consistently with such philosophy and mandates. While the Directors believe that the Advisor has consistently applied its traditional investment philosophy and processes in managing the Fund, the Directors also have recognized the Advisor’s continual review of its research process in order to keep refining and improving its investment process, particularly in light of recent market conditions. The Independent Directors further reviewed the compensation arrangements of the Advisor’s personnel to evaluate the Advisor’s ability to attract and retain key employees, including portfolio managers, preserve stability and reward performance but not provide an incentive for taking undue risks. In addition to compensation, the Directors also considered the Advisor’s succession plans to preserve stability over time. In light of the regulatory emphasis on compliance, in reviewing the services that have been provided to the Fund, the Independent Directors also considered the Advisor’s compliance activities and regulatory history.

In their review of services, the Independent Directors also evaluated the quality of administrative or non-advisory services provided. The terms of the Advisory Contract provide that the Advisor shall administer the Company’s affairs, including those of the Heritage Value Fund, to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor provides business, administrative, compliance, marketing and other services required to operate the Fund, such as assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund directors, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Fund’s service providers (e.g., administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for the Fund. In reviewing the services provided, the Independent Directors considered the changes to Advisor personnel and the impact on the level of services provided to the Fund, if any.

Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Contract were satisfactory on behalf of the Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUND

In evaluating the Fund’s performance, the Directors reviewed the historical performance of the Fund relative to its peer group and relevant benchmarks. More specifically, the Independent Directors reviewed, among other things, materials reflecting the Fund’s total return performance for the one-year and since inception periods ending March 31, 2009 compared to its respective benchmarks and unaffiliated funds in its investment category (a “Peer Group”). This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or executive sessions held during the year in response to the Board’s requests, including the October Meeting. The Independent Directors further considered the performance of the Fund in the context of the volatile market conditions during the past year. Based on their review and in light of the above considerations, the Independent Directors were satisfied with Fund performance during these extraordinary times.

C.	FEES, EXPENSES AND PROFITABILITY

1. Fees and Expenses

In their evaluation of fees and expenses, the Independent Directors reviewed the Advisor’s management fees and expense ratios for the Fund in absolute terms as well as with comparisons of fees and expenses of funds in its closest Peer Group. In this regard, the Independent Directors reviewed and considered, among other things, comparisons of the Fund’s actual management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group compiled by an independent third party. In reviewing fees, the Independent Directors also considered the expense limitation agreement provided by the Advisor for the Fund and the amounts the Advisor has reimbursed to the Fund for the last two fiscal years which effectively reduces the amount of advisory fees paid to the Advisor.

As noted above, the Independent Directors considered not only the Fund’s management fee, but also its total expense ratio compared to its Peer Group. In this regard, the Fund had a total expense ratio (after fee waivers and expense reimbursements) and management fee below the median in its closest Peer Group.

In addition to reviewing fees and expenses in absolute terms and in comparisons to peers, the Independent Directors recognized the Advisor’s research intensive investment approach and the related costs, including, in particular, the Advisor’s significant investment in its research personnel. Given the foregoing, the Independent Directors determined that the current advisory fee levels were acceptable.

SEPTEMBER 30, 2009 (UNAUDITED)

2. Fees Charged to Other Advisor Clients

In reviewing fees, the Independent Directors also considered the advisory fees to the fees the Advisor assesses other types of clients, including institutional and high net worth separate accounts and a private investment company. Currently, the Advisor does not manage a separate account portfolio in a style similar to that used for the Heritage Value Fund. The Independent Directors, however, are familiar with the fees the Advisor assesses other separately managed accounts following other investment strategies which are generally the same or higher than that for the Fund. In addition, with respect to the private investment company, the Independent Directors recognized that such company is not subject to the extensive regulatory scheme required of operating registered investment companies such as the Fund, and therefore the services required differ. The Independent Directors further noted the advisory fee arrangement of the private investment company with the Advisor provides for a performance fee and therefore its fee structure differs significantly from that of the Fund.

3. Profitability of Advisor

The Independent Directors reviewed pro forma profitability information for the Advisor derived from its relationship with the Fund for the calendar year ending December 31, 2008. In reviewing profitability, the Independent Directors reviewed the methodology utilized to allocate revenue and expenses of the Advisor among its product lines, including the funds. In considering profitability, the Independent Directors have recognized the inherent limitations in determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses is also particularly difficult given the Advisor’s shared research culture. The Independent Directors further noted the impact on profitability due to the Advisor’s compensation arrangements and the reduction of assets under management during the recent challenging market conditions. The Independent Directors, however, also recognized that this is a relatively new Fund for which the Advisor is reimbursing certain Fund expenses and waiving a portion of its management fee. In addition to reviewing the Advisor’s profitability, the Directors also reviewed the Advisor’s relative profitability compared to publicly available information concerning unaffiliated advisers. However, the Independent Directors recognized the difficulties in comparing the profitability of various advisors given that individual fund or product line profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by numerous factors including the structure of the particular adviser, the types of funds managed, its business mix, expense allocations, and the adviser’s capital structure and cost of capital. The Independent Directors noted that the Advisor’s profitability with respect to its mutual fund advisory services is within a reasonable range compared to the peer group of unaffiliated advisers. Based on their review, the Independent Directors were satisfied that the Advisor’s level of profitability from its relationship with the Fund was not unreasonable in light of the services provided.

In addition to the above, the Independent Directors also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Fund’s purchases and sales of securities, as described in further detail below.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

In reviewing advisory fees, the Independent Directors recognized that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above certain levels. The Independent Directors, however, noted that the management fee rate paid by the Fund was below the median fee rate of its closest Peer Group. Further, the Advisor has reimbursed certain Fund expenses and waived a portion of its management fees during the last two fiscal years effectively subsidizing the Fund until it reaches an adequate scale. The Independent Directors also have noted the costs associated with the Advisor’s research intensive investment approach. Considering the factors above, the Independent Directors concluded the absence of breakpoints was acceptable.

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Directors considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s brokerage transactions. The Independent Directors reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. Further, the Independent Directors at prior meetings have had extensive discussions regarding the soft dollar arrangements. The Independent Directors recognized that soft dollar arrangements provide benefits to the Advisor derived from the Fund’s transaction by obtaining research that it would otherwise have to acquire with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Directors took these “fall out” benefits into account when reviewing the level of advisory fees.

F.	APPROVAL

The Independent Directors did not identify any single factor discussed previously as all-important or controlling. The Independent Directors, including a majority of Independent Directors, concluded that the terms of the Advisory Contract for the Fund were fair and reasonable, that the Advisor’s fees are reasonable in light of the services provided to the Fund, and that the Advisory Contract should be and was approved on behalf of the Fund.

WASATCH FUNDS — Service Providers	SEPTEMBER 30, 2009

Investment Advisor

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

Sub-Advisor for the U.S. Treasury Fund

Hoisington Investment Management Co.

1250 Capital of Texas Highway South

Building 3, #600

Austin, TX 78746

Sub-Advisor for the Wasatch-1st Source Income Fund

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

Administrator and Fund Accountant

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Legal Counsel to Wasatch Funds and Independent Directors

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements	SEPTEMBER 30, 2009

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 126. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees and other expenses. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock, $.01 par value. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 137.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and directors’ fees. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

WASATCH FUNDS — Guide to Understanding Financial Statements (continued)	SEPTEMBER 30, 2009

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as the change in appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 136. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on securities is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount that a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend day of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Supplemental data and ratios are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

WWW.WASATCHFUNDS.COM

800.551.1700

Item 2:	Code of Ethics.

(a)	Wasatch Funds, Inc. (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

(a) (1)	The Board of Directors of the Registrant has determined that the Registrant has one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	For the reporting period, the name of the audit committee financial expert was James U. Jensen. Mr. Jensen was deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2009 and September 30, 2008 were $295,100 and $262,871, respectively.

(b) Audit Related Fees – The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2008 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal year ended September 30, 2009 for assurance and related services rendered by the independent registered public accounting firm to the registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2009 and 2008, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c) Tax Fees – The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2009 and September 30, 2008 were $76,000 and $69,400, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2009 and 2008, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d) All Other Fees – The aggregate fees billed for professional services rendered by the independent public accounting firm to the Registrant regarding the implementation of Financial Accounting Standards Board Release No. 48 for the fiscal year ended September 30, 2008 was $2,500. During the fiscal year ended September 30, 2009, there were no fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended September 30, 2009 and 2008, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e) Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the investment adviser, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the investment adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f) No disclosures are required by this Item 4(f).

(g) The independent registered public accounting firm did not bill the Registrant or the Registrant’s investment adviser for any other ongoing non-audit services for the fiscal years ended September 30, 2009 and 2008 for the Registrant other than as disclosed above.

(h) No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Directors has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics is attached hereto.

(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS, INC.

By:	/S/ SAMUEL S. STEWART, JR.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: December 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ SAMUEL S. STEWART, JR.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds, Inc.

Date: December 3, 2009

By:	/S/ CINDY B. FIRESTONE
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds, Inc.

Date: December 3, 2009